                                                                  Exhibit 10.5
CONFIDENTIAL AND PROPRIETARY                                      EXECUTION FORM
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                                 IRU AGREEMENT

                         DATED AS OF OCTOBER 18, 1996

                                BY AND BETWEEN

                  QWEST COMMUNICATIONS CORPORATION ("QWEST")

                                      AND

           FRONTIER COMMUNICATIONS INTERNATIONAL INC.  ("FRONTIER")

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                               TABLE OF CONTENTS
                                                            Page
                                                                  ----

RECITALS........................................................     1

ARTICLE I.  GRANT OF IRU IN QWEST SYSTEM........................     1

ARTICLE II.  CONSIDERATION FOR GRANT............................     7

ARTICLE III.  CONSTRUCTION OF THE QWEST SYSTEM..................    11

ARTICLE IV.  ACCEPTANCE AND TESTING OF FRONTIER FIBERS..........    13

ARTICLE V.  DOCUMENTATION.......................................    14

ARTICLE VI.  TERM...............................................    14

ARTICLE VII.  NETWORK ACCESS; REGENERATION FACILITIES...........    16

ARTICLE VIII.  OPERATIONS.......................................    19

ARTICLE IX.  MAINTENANCE AND REPAIR OF THE QWEST SYSTEM.........    20

ARTICLE X.  PERMITS; UNDERLYING RIGHTS; RELOCATION..............    20

ARTICLE XI.  USE OF QWEST SYSTEM................................    23

ARTICLE XII.  INDEMNIFICATION...................................    26

ARTICLE XIII.  LIMITATION OF LIABILITY..........................    28

ARTICLE XIV.  INSURANCE.........................................    28

ARTICLE XV.  TAXES, FEES AND OTHER GOVERNMENTAL IMPOSITIONS.....    30

ARTICLE XVI.  NOTICE............................................    34

ARTICLE XVII.  CONFIDENTIALITY..................................    36

ARTICLE XVIII.  DEFAULT.........................................    37

ARTICLE XIX.  TERMINATION.......................................    42

ARTICLE XX.  FORCE MAJEURE......................................    42
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ARTICLE XXI.  DISPUTE RESOLUTION................................    43

ARTICLE XXII.  WAIVER...........................................    45

ARTICLE XXIII.  GOVERNING LAW...................................    45

ARTICLE XXIV.  RULES OF CONSTRUCTION............................    46

ARTICLE XXV.  ASSIGNMENT AND DARK FIBER TRANSFERS...............    46

ARTICLE XXVI.  REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS..    50

ARTICLE XXVII.  ENTIRE AGREEMENT; AMENDMENT.....................    52

ARTICLE XXVIII.  NO PERSONAL LIABILITY..........................    52

ARTICLE XXIX.  RELATIONSHIP OF THE PARTIES......................    53

ARTICLE XXX.  LATE PAYMENTS.....................................    53

ARTICLE XXXI.  SEVERABILITY.....................................    53

ARTICLE XXXII.  COUNTERPARTS....................................    53

ARTICLE XXXIII.  CERTAIN DEFINITIONS............................    54


                                     EXHIBITS

Exhibit A:     QWEST System Description

Exhibit A-1:   QWEST System Description and Delivery Dates

Exhibit A-2:   General Route Map

Exhibit A-3:   Basic and Optional Detailed Route Maps

Exhibit A-4:   Designated Endpoint and Intermediate Point Cities

Exhibit B:     IRU Fee Payment Schedule

Exhibit C:     Construction Specifications

Exhibit D:     Fiber Cable Splicing, Testing, and Acceptance Procedures

Exhibit E:     Fiber Specifications

Exhibit E-1:   Fiber Deployment Diagram

Exhibit F:     Specifications for Regeneration Facilities

Exhibit G:     Regeneration Facility Sites

Exhibit G-1:   Temporary Space within Certain QWEST Facilities

Exhibit H:     QWEST System Maintenance Specifications and Procedures

Exhibit I:     Form of Surety Bond

Exhibit J:     Underlying Rights and Underlying Rights Requirements

Exhibit K:     Form of Frontier Corporation Guaranty

Exhibit L:     Form of Anschutz Guaranty

                                 IRU AGREEMENT

     THIS IRU AGREEMENT (this "Agreement") is made and entered into as of October 18, 1996, by and between QWEST COMMUNICATIONS CORPORATION, a Delaware corporation ("QWEST"), and FRONTIER COMMUNICATIONS INTERNATIONAL INC. a Delaware corporation ("FRONTIER").

                                   RECITALS
                                   --------

     A. QWEST is planning to construct a continuous fiberoptic communication system, contiguous from end to end, as described in Exhibit A hereto as the
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"Basic Route," and between each of the city pairs identified in Exhibit A-1 hereto under the caption "Basic Route" (the fiberoptic communication system between each such city pair being referred to as a "Basic Segment"), and may elect to construct a continuation of such fiberoptic communication system along the routes described in Exhibit A hereto as the "Option 1 Route," "Option 1A Route" and the "Option 2 Route" (collectively, the "Optional Routes"), and between each of the city pairs identified in Exhibit A-1 hereto under the captions "Option 1 Route," "Option 1A Route" and "Option 2 Route" (the fiberoptic communication system between each such city pair being referred to as an "Optional Segment") (the Basic Segments, together with such of the Optional Segments, if any, that QWEST elects to construct hereunder, being referred to herein collectively as the "QWEST System").

     B. FRONTIER desires to be granted the right to use (or, if and to the extent provided in Section 1.5 hereof, to own) certain optical fibers in the QWEST System.

     C. QWEST desires to grant FRONTIER an exclusive, indefeasible right to use (or, if and to the extent provided in Section 1.5 hereof, to convey title to) certain fibers and associated property in the QWEST System, all upon the terms and conditions set forth below.

     Accordingly, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I.

                          GRANT OF IRU IN QWEST SYSTEM
                          ----------------------------

     1.1 (a) Effective as of the effective date described in Section 6.1 below, for each particular Segment (as defined below in this Section 1.1) delivered by QWEST to FRONTIER hereunder and with respect to which an Acceptance Date (as defined in Section 4.2 below) has occurred, QWEST hereby grants to FRONTIER, and FRONTIER hereby purchases from QWEST, (i) an exclusive, Indefeasible Right of Use (as defined in Section 33.1(f)) (or, if and to the extent provided in Section 1.5 hereof, ownership) in, for the purposes described herein, twenty-four (24) (or, if and to the extent that FRONTIER timely exercises the options described in Section below, forty-eight (48)) "Dark Fibers" (as defined in Section 33.1(c)) to be specifically identified, in the QWEST System (A) in the Basic Segments and along the Basic Route more specifically described in the maps included in Exhibit A-3 hereto; and (B) if, pursuant to Section 1.3, QWEST elects, in its discretion, to construct either of Option Route 1 or Option Route 1A, and/or Option Route 2, or FRONTIER elects, in its discretion, to require QWEST to construct Option Route 1, in any case as identified in Exhibit A (and along the Option 1, Option 1A and Option 2 Routes more specifically described in the maps included in Exhibit A-3 hereto), in the Optional Segments included in any such Optional Routes so elected to be constructed, and (ii) an associated and non-exclusive Indefeasible Right of Use, for the purposes described herein, in the tangible and intangible property needed for the use of such Dark Fibers as Dark Fibers, including, but not limited to, the associated conduit, QWEST's rights in all "Underlying Rights" (as defined in Section 10.1) and, to the extent provided in Article VII herein, associated Regeneration Facilities (as defined in Section 7.2), but in any event excluding any electronic or optronic equipment (collectively, the "Associated Property"), for the Term (as defined in Section 6.1) respecting such Basic Segment or Optional Segment, and all on the terms and subject to the covenants and conditions set forth herein (collectively, the "IRUs"). The Dark Fibers subject to the IRUs are referred to collectively as the "FRONTIER Fibers." The Basic Segments, together with such of the Optional Segments, if any, that QWEST elects or is required to construct pursuant to Section 1.3 are referred to herein collectively as the "Segments." The Basic Route, together with such of the Optional Routes, if any, that QWEST elects or is required to construct pursuant to Section 1.3 are referred to herein collectively as the "System Route."

     (b) The parties acknowledge and agree that the specific route of any Segment that has not been finally designed or engineered, or with respect to which a right-of-way agreement has not been obtained as of the date hereof is subject to final determination by QWEST, based on specific engineering, right-of-way, permitting, authorization and other requirements; provided, however,
                                                          ------------------
that (i) any such Segment route, as finally determined, must include all of the endpoint and intermediate point cities identified in Exhibit A-4 and all of the junction points identified in the System Route maps included in Exhibit A; (ii) no deviation in the route of any Segment as set forth in the
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maps included in Exhibit A-3 shall result in a Material Deviation (as defined below) in the System Route as set forth in Exhibit A, and (iii) once the final route of any Segment has been so determined, QWEST shall deliver to FRONTIER corresponding revisions to the relevant maps included in Exhibit A hereto.
As used herein, the term "Material Deviation" shall mean a deviation in the general route of a Segment (A) that modifies the System Route architecture in a manner that breaks a ring, creates a spur or breaks the contiguous nature of Segments; (B) that modifies the route of the System Route through any city, identified in Exhibit A-3 as being the location of a FRONTIER POP site, from the detailed route map shown in Exhibit A-3 for such city in a manner that materially changes the proximity of such POP site to the System Route right-of-way (provided that, if any such detailed city map shows that the POP site is in direct proximity to the System Route right-of-way, any route modification which does not provide such direct proximity shall be considered a material change in proximity);


(C) that modifies the route of the System Route through any city, as set forth in the detailed route map for such city set forth in Exhibit A-3, such that the location of the route at any point would be moved more than 1,200 feet in any direction, without the prior written approval of FRONTIER (such approval not to be unreasonably withheld or delayed); or (D) that modifies any parallel route shown within any city that is the subject of a detailed map included in Exhibit A-3 such that the distance between such parallel routes is less than 1,200 feet outside metropolitan areas and less than two city blocks within metropolitan areas.

     (c) If any deviation(s) in the routes of Segments (i) comprising the Basic Route and Option Route 1 cause(s) the aggregate route miles as reflected in Exhibit A estimated for the Basic Route and Option Route 1 taken together to increase by more than

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    %) of such aggregate estimate or (ii)
comprising Option Route 1A and/or Option Route 2 cause(s) the route miles as reflected in Exhibit A estimated for Option 1A and/or Option Route 2 taken separately to increase by more than

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    %) of such estimate, then in
each case under the foregoing clause (i) and clause (ii) such mileage shall be solely at QWEST's cost and expense and any route mileage in excess of the applicable

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    %) increase as aforesaid shall not be included in the
route mileage for purposes of determining or redetermining the IRU Fee as defined and described in Section 2.1 below.

     1.2 With respect to Segments 12A, 12B, 12C, 12D and 16, the parties acknowledge that (i) QWEST has represented that the conduit and Cable comprising such Segments have been constructed and installed as of the date hereof, and that only the regeneration and other technical facilities required to be provided with respect to each such Segment pursuant to Article VII remains to be constructed and installed, (ii) FRONTIER desires to use the FRONTIER Fibers in the Cable comprising each such Segment pending delivery of such facilities, and
(iii) the Cable comprising such Segments currently is routed through such facilities of QWEST. Accordingly, with respect to Segments 12A, 12B, 12C, 12D and 16, the parties agree that notwithstanding any provisions of this Agreement to the contrary:

     (a) Promptly following execution of this Agreement, the Fiber Acceptance Testing procedures set forth in Article IV shall take place with respect to each such Segment, as the FRONTIER Fibers currently are routed through the QWEST facilities and, upon satisfactory completion thereof with respect to each such Segment in accordance with Article IV, the Acceptance Date with respect to such Segment shall occur. Upon such Acceptance Date, payment of an additional

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    % of
the IRU Fee with respect to such Segment shall be due and payable by FRONTIER.

     (b) Upon receipt of such payment, the IRUs with respect to the relevant Segment, other than the IRU in the Associated Property required to be delivered pursuant to Section 7.2, shall become effective. Thereupon, FRONTIER may temporarily install in the space within certain QWEST facilities described in Exhibit G-1 hereto, such electronic, optronic and other equipment as shall be necessary to operate the FRONTIER Fibers in such Segment;

provided that such installation is done consistent with QWEST's co-location
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policies and procedures substantially as set forth in the form of co-location agreement, a copy of which has been provided to and accepted by FRONTIER.

     (c) The Associated Property required to be delivered pursuant to Section
7.2 shall be delivered in accordance with the requirements of Section 3.2 with respect to each such Segment. The parties agree to cause their respective appropriate technical personnel to discuss and agree, in good faith, upon the procedures by which, upon such delivery, (i) the FRONTIER Fibers comprising such Segments shall be rerouted, at QWEST's cost and expense, in the Regeneration Facilities (or POPs or terminal facilities) required to be provided pursuant to
Article VII, and (ii) tested, at QWEST's cost and expense, to confirm that, as rerouted, the FRONTIER Fibers continue to operate in conformity with the Fiber Acceptance Testing specifications set forth in Exhibit D and the procedures set forth in Article IV.

     (d) Upon the delivery of such Associated Property, the rerouting of the FRONTIER Fibers therein, and the confirmed testing described in Section 1.3(c)(ii), the remaining

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    %) of the IRU Fee with respect to each such Segment shall be due and payable by FRONTIER. Upon receipt of such payment, the IRU with respect to such Associated Property for such Segment shall become effective.

     1.3 (a) Until 5:00 p.m. Eastern Standard (or Daylight, as applicable) Time on the date that is one hundred eighty (180) days after the date hereof (the "Option Period") (i) QWEST shall have the right to elect to construct and
(ii) FRONTIER shall have the right to elect to require QWEST to construct, Option Route 1. Either party desiring to exercise such right shall notify the other in writing by such time and date whether or not it will construct or require the construction of Option Route 1. Failure of QWEST to notify FRONTIER of QWEST's election as to Option Route 1 as provided herein shall be deemed an election by QWEST not to undertake to construct Option Route 1, and failure of FRONTIER to notify QWEST of FRONTIER's election as to Option Route 1 as provided herein shall be deemed an election by FRONTIER not to require that QWEST construct Option Route 1. If neither QWEST nor FRONTIER timely exercises its right to construct or require the construction of Option Route 1 as provided herein, then, until 5:00 p.m. Eastern Standard (or Daylight, as applicable) Time on the day that is five (5) days following the last day of the Option Period, QWEST shall have the right to elect to construct Option Route 1A. QWEST shall notify FRONTIER in writing by such time and date whether or not it will construct Option Route 1A. Failure of QWEST to notify FRONTIER of QWEST's election as to Option Route 1A as provided herein shall be deemed an election by QWEST not to construct Option Route 1A.

     (b) QWEST shall have until 5:00 p.m. Eastern Standard (or Daylight, as applicable) Time on the last day of the Option Period to elect whether or not it will construct Option Route 2 as provided herein. QWEST shall notify FRONTIER in writing by such time and date whether or not it will construct Option Route 2 as provided herein. Failure of QWEST to timely notify FRONTIER of QWEST's election as to Option Route 2 as provided herein shall be deemed an election by QWEST not to undertake to construct Option Route 2 as provided herein.

     (c) The election or deemed election by QWEST not to construct any of the Optional Routes as provided herein shall not affect its obligations or rights with respect to the other Optional Routes or any of the Basic Segments and, from and after any such election or deemed election, neither party shall have any further rights or obligations with respect to such Optional Route hereunder.


      (d) From the date hereof until the expiration of the parties' rights under this Section 1.3, FRONTIER shall not enter into any agreement (oral or written) or initiate discussions or negotiations with any third party with respect to its acquisition of an alternative Dark Fiber system along the same or similar routes as any of the Optional Routes, and FRONTIER shall not engage in discussions with any third party who may initiate the same without prior notice to QWEST of the identity of such third party given promptly after such initiation by such third party and prior to FRONTIER's engaging in such discussions with such third party, and if FRONTIER engages in such discussions as aforesaid then FRONTIER shall keep QWEST informed generally of the material proposed terms and material changes to such terms with respect to such discussions relating to an acquisition by such third party of an alternative Dark Fiber system along the same or similar routes as any of the Optional Routes. If QWEST timely exercises its option hereunder to construct any of the Optional Routes or if FRONTIER timely exercises its right to require the construction of Option Route 1, in any such case as provided herein, then FRONTIER and QWEST shall be obligated to observe and perform their respective obligations hereunder with respect to such Optional Route, all on the terms and subject to the conditions set forth herein.

     1.4 (a) FRONTIER shall have an option (the "System Fiber Option"), exercisable until 5:00 p.m. Eastern Standard (or Daylight, as applicable) Time on the date that is one hundred eighty-six (186) days after the date hereof (the "System Option Exercise Date"), to elect to increase the number of Dark Fibers subject to the IRU in the entire QWEST System to be delivered hereunder (including the Optional Segments, if and to the extent QWEST elects to construct the Optional Routes or is required to construct Option Route 1 pursuant to
Section 1.3 hereof) from twenty-four (24) to forty-eighty (48) Dark Fibers (such additional twenty-four (24) Dark Fibers being referred to as the "Optional System Dark Fibers"), by delivering written notice of such election to QWEST by such time and date. If FRONTIER timely exercises the System Fiber Option, the IRU Fee with respect to all Segments shall be redetermined as described in
Section 2.1(b) below.

          (ii) If, prior to the System Option Exercise Date, QWEST enters into an agreement with the party (or the successor in interest of such party or a subsidiary of such party) with whom QWEST and FRONTIER previously have engaged in extensive discussions concerning the provision by QWEST of a forty-eight (48) Dark Fiber system along the QWEST System (the "Third Party"), pursuant to which QWEST grants to the Third Party an IRU in twenty-four (24) Dark Fibers along some or all of the QWEST System, QWEST shall promptly notify FRONTIER thereof. In such event, FRONTIER may, at its election and at its sole discretion, at any time on or before the Option Exercise Date (A) if the Third Party acquires Dark Fibers along the entire QWEST System, elect to cancel the System Fiber Option in its entirety, in consideration for which the IRU Fee for all Segments shall be redetermined as described in Section 2.1(c) below, (B) if the Third Party acquires Dark Fibers in Segments comprising less than all of the QWEST System, elect to exercise the System Fiber Option only with respect to the Segments not so acquired by the Third Party and to cancel the System Fiber Option with respect to the Segments acquired by the Third Party, in consideration for which the IRU Fee with respect to all Segments shall be redetermined as described in
Section 2.1(d) below, or (C) in any event, elect to exercise the System Fiber Option in its entirety pursuant to Section 1.4(a)(i), unaffected by QWEST's transaction with the Third Party.

          (iii) Failure of FRONTIER to timely notify QWEST of FRONTIER's election to exercise the System Fiber Option in whole or, as permitted, in part, as provided herein, shall be deemed an election by FRONTIER not to exercise the System Fiber Option. The election or deemed election of FRONTIER not to exercise the System Fiber Option shall not affect either party's rights or obligations with respect to the twenty-four (24) Dark Fiber QWEST System to be provided hereunder and, from and after any such election or deemed election, neither party shall have any further rights or obligations with respect to the Optional System Dark Fibers hereunder.

     (b) FRONTIER shall have an option (the "Sacramento/Seattle Fiber Option"), exercisable until 5:00 p.m. Eastern Standard (or Daylight, as applicable) Time on the date that is thirty (30) days after the date hereof, to elect to increase the number of Dark Fibers subject to the IRU in the Segments between the cities of Sacramento, California and Seattle, Washington identified in Exhibit A (the "Sacramento/Seattle Segments") from twenty-four (24) to forty-eight (48) Dark Fibers (such additional twenty-four (24) Dark Fibers being referred to as the "Optional Sacramento/Seattle Dark Fibers"), by delivering written notice of such election to QWEST by such time and date. If FRONTIER timely exercises the Sacramento/Seattle Fiber Option, the IRU Fee with respect to the Sacramento/Seattle Segments shall be redetermined as described in
Section 2.1(e) below. Notwithstanding the foregoing, FRONTIER acknowledges that the Sacramento/Seattle Fiber Option is not to be redundant of the System Fiber Option and, accordingly, (i) the Sacramento/Seattle Fiber Option automatically shall be canceled if FRONTIER exercises the System Fiber Option or cancels the System Fiber Option pursuant to Section 1.4(a)(ii), and (ii) the maximum number of Dark Fibers deliverable by QWEST to FRONTIER with respect to either or both of the Sacramento/Seattle Fiber Option and the System Fiber Option shall not exceed forty-eight (48) Dark Fibers along the applicable route. Failure of FRONTIER to timely notify QWEST of FRONTIER's election to exercise the Sacramento/Seattle Fiber Option as provided herein shall be deemed an election by FRONTIER not to exercise the Sacramento/Seattle Fiber Option. The election or deemed election of FRONTIER not to exercise the Sacramento/Seattle Fiber Option shall not affect either party's rights or obligations with respect to the twenty-four (24) Dark Fibers in the Sacramento/Seattle Segments to be provided hereunder and, from and after any such election or deemed election, neither party shall have any further rights or obligations with respect to the Optional Sacramento/Seattle Dark Fibers hereunder.

     1.5 Notwithstanding anything contained herein to the contrary: (a) if and to the extent allowed by the Underlying Right(s) for a particular Segment, and
(b) if the Underlying Right(s) with respect to such Segment do not and will not impose upon QWEST any additional fees, costs or charges as a result thereof (unless FRONTIER shall pay the same or make arrangements satisfactory to QWEST to assure such payment), QWEST shall, upon the request of FRONTIER and on a Segment-by-Segment basis on or before the Acceptance Date with respect to such
Segment: (i) grant a non-exclusive sub-easement, sub-right of way, or sub-underlying right (collectively a "Sub-Easement") to FRONTIER providing rights (but, subject to the foregoing clause (b) of this Section 1.5 above, at no additional cost to or monetary obligations of FRONTIER) to FRONTIER similar to the rights held by QWEST under the relevant Underlying Right(s), and (ii) transfer title to the Frontier Fibers to FRONTIER free and clear of all liens as provided in Section 11.4 hereof, and (iii) continue the grant of the IRU in the Associated Property. Nothing in this Section 1.5 shall relieve QWEST or FRONTIER of its (nor, except and only to the extent of the change in the nature of the property interest of FRONTIER in the FRONTIER Fibers or a Sub-Easement, or the case may be, diminish, enlarge or otherwise affect its) rights, duties and obligations set forth in this Agreement and if any Sub-Easement shall terminate or FRONTIER shall be otherwise prohibited from owning title to the Frontier Fibers, QWEST shall retain, maintain or replace the relevant Underlying Right in accordance with and pursuant to Article X, title to such Frontier Fibers shall revert and be reconveyed to QWEST and FRONTIER shall have and retain the IRU in such Frontier Fibers under and subject to the terms and conditions of this Agreement. If a Sub-Easement is granted or title to the FRONTIER Fibers transferred to FRONTIER in accordance with the foregoing provisions of this Section 1.5, then such Sub-Easement shall terminate and such title shall revert and be reconveyed to QWEST at the expiration or termination of the Term respecting the applicable Segment as provided in and pursuant to
Article VI hereof.

                                  ARTICLE II.

                            CONSIDERATION FOR GRANT
                            -----------------------

     2.1 In consideration of the grant of the IRUs hereunder by QWEST to FRONTIER, FRONTIER agrees to pay to QWEST an IRU fee determined based on the QWEST System route mileage (and allocated among the Segments based on Segment route mileage) as follows (the "IRU Fee"):

     (a) Initially, the IRU Fee shall be determined based on the following per-route-mile pricing:

          (i) $

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     per route mile for all Segments other than those (A) between the cities of
Cleveland and Boston, as identified in Exhibit A, (B) between the City of Albany, New York and the location at 60 Hudson Street in New York City, as identified in Exhibit A, and (C) between the cities of Philadelphia and New York City, as identified in Exhibit A; and

          (ii) $

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       per route mile for all Segments identified in clause
(a)(i)(A) above conditioned upon FRONTIER making available to QWEST at least twenty-four (24) non-zero dispersion shifted Dark Fibers between Boston and 60 Hudson Street at a price not to exceed $

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      (failing which condition the IRU
Fee shall be $

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     per route mile for such Segments identified in clause (a)(i)(A))
and clause (a)(i)(B) above; and

          (iii)  $

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      per route mile (unless the parties mutually agree on a
lesser amount) for all Segments identified in clause (a)(i)(C) above.

     (b)  If FRONTIER timely elects to exercise the System Fiber
Option in its entirety as provided pursuant to Section 1.4(a)(i), the IRU Fee shall be redetermined based on the price of
          (i)  $

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     per route mile for all Segments identified in
the clauses (a)(i) and (a)(ii) above; and
          (ii) $

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     per route mile (unless the parties mutually
agree on a lesser amount) for all Segments identified in clause (a)(iii) above.
     (c) If FRONTIER timely elects to cancel the System Fiber Option in its entirety as permitted pursuant to Section 1.4(a)(ii)(A), the IRU Fee shall be redetermined based on the price of
          (i)  $

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     per route mile for all Segments identified in
the clauses (a)(i) and (a)(ii) above; and
          (ii) $

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     per route mile (unless the parties mutually
agree on a lesser amount) for all Segments identified in clauses (a)(iii) above.


     (d)  If FRONTIER timely elects to exercise the System Fiber
Option in part, as permitted pursuant to Section 1.4(a)(ii)(B), the IRU Fee shall be redetermined with respect to all Segments as follows:
          (i)  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##
     per route mile for all Segments identified in clauses (a)(i) and (a)(ii) above as to which the System Fiber Option is exercised;
          (ii) $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     per route mile for all Segments identified in clauses (a)(i) and (a)(ii) above as to which the System Fiber Option is canceled;
          (iii)     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     for route mile (unless the parties
mutually agree on a lesser amount) for all Segments identified in clause (a)(iii) above as to which the System Fiber Option is exercised; and
          (iv) $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     per route mile (unless the parties mutually agree on a lesser amount) for all Segments identified in clause (a)(iii) above as to which the System Fiber Option is cancelled.

     (e) If FRONTIER timely elects to exercise the Sacramento/Seattle Dark Fiber Option as permitted pursuant to Section 1.4(b), the IRU Fee with respect to the Sacramento/Seattle Segments (and only such Segments) shall be redetermined based on a price of $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

      per route mile.

     (f) The IRU Fee shall (except as provided in Sections 1.2, 2.4 and 2.5) be payable with respect to each Segment according to the payment schedule set forth in Exhibit B.

     2.2 (a) In addition to the IRU Fee payable under Section 2.1, if and to the extent that the actual cost to QWEST (including freight and taxes) of the fiberoptic cable that includes the FRONTIER Fibers to be incorporated in any Segment is more than $


 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    /fiber foot, FRONTIER shall reimburse QWEST for the total
amount of such cost difference attributable to the FRONTIER Fibers incorporated in such Segment (including slack); provided that QWEST shall give FRONTIER at
                                   -------------
least ten (10) days prior written notice before executing and submitting to a vendor a firm commitment for any such fiberoptic cable. If and to the extent that the actual cost to QWEST (including freight and taxes) of the fiberoptic cable that includes the FRONTIER Fibers to be incorporated in an Segment is less than $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    /fiber foot, FRONTIER shall receive a credit against amounts subsequently payable by FRONTIER hereunder equal to the total amount of such cost difference attributable to the FRONTIER Fibers incorporated in such Segment (including slack).

     (b) In the event that FRONTIER receives a bona fide quote from a fiberoptic cable vendor to provide the same fiberoptic cable that QWEST would acquire to install in a Segment hereunder in accordance with the QWEST System design and the fiber deployment plan and fiber specification requirements provided herein, at a price (including the business terms, handling charges and similar incidental charges) lower than

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

          the best price available to QWEST for such fiberoptic cable, FRONTIER shall notify QWEST in writing thereof, identifying the vendor, the quoted price, and the type and quantity of fiberoptic cable subject to such quote (each, a "Fiber Quote Notice"), such that QWEST may attempt to acquire such fiberoptic cable at such price from such vendor. If QWEST is able to acquire fiberoptic cable from the vendor and at the price set forth in a Fiber Quote Notice for inclusion in a Segment or Segments delivered hereunder, FRONTIER shall receive a credit against amounts subsequently payable by FRONTIER hereunder equal to

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    %) of the
difference between the best price available to QWEST for such fiberoptic cable and the price obtained from such vendor pursuant to the Fiber Quote Notice (the "Fiber Savings Credit") for the entire fiberoptic cable so acquired by QWEST for inclusion in such Segment or Segments. If QWEST is unable, for any reason, to acquire fiberoptic cable from the vendor identified in the Fiber Quote Notice or any other vendor at the price set forth in the Fiber Quote Notice then the foregoing provisions of this paragraph (b) shall have no further force and effect and QWEST shall acquire fiberoptic cable through its own sources, subject to paragraph (a) of this Section 2.2.

     (c) Notwithstanding the foregoing provisions of paragraphs (a) and (b) of this Section 2.2, no such reimbursement or credit shall be required with respect to any fiberoptic cable including FRONTIER Fibers that, as of the date hereof, has already been installed or delivered to QWEST for installation in the QWEST System or is subject to a binding purchase order for delivery to QWEST for installation in the QWEST System. The amount of any such reimbursement or credit shall be invoiced or credited, as appropriate, to FRONTIER at the time the fiberoptic cable incorporating such FRONTIER Fibers is invoiced to QWEST. FRONTIER and QWEST agree to reasonably consult and cooperate with each other in order to obtain the lowest possible price for fiberoptic cable to be included in a Segment. FRONTIER also shall pay directly or reimburse QWEST for all other costs, fees and expenses which are expressly provided to be paid, in whole or in part, by FRONTIER under this Agreement. FRONTIER shall have the right to review and audit, at its cost, all such costs, fees and expenses.

     2.3 QWEST will fax or send by overnight delivery each invoice for payments to be made by FRONTIER hereunder. FRONTIER shall pay such invoiced amounts, less any reasonably disputed amounts, for receipt by QWEST within fifteen (15) days after receipt of such invoice by FRONTIER with respect to payments of the IRU Fee and within thirty (30) days after receipt of such invoice by FRONTIER for any other amounts owed to QWEST hereunder; provided that FRONTIER shall
                                               -------------
provide written notice describing in detail the basis for any disputed amounts; and provided further that any disputed amounts that are resolved in favor of
    ---------------------
QWEST shall be due for payment based on the original invoice date. All payments to be made by FRONTIER hereunder of the IRU Fee and of any other amounts in excess of $100,000 shall be made by wire transfer of immediately available funds to the account or accounts as QWEST shall notify FRONTIER in writing from time to time. Payments of all other amounts by FRONTIER hereunder may be made by check payable to QWEST. QWEST agrees to provide FRONTIER from time to time, upon request, with QWEST's estimate of the next invoice date for a portion of the IRU Fee and the estimated amount of such IRU Fee payment; provided that
                                                              -------------
failure to provide any such notice shall not in any way alter or impair FRONTIER's payment obligations hereunder.

     2.4 QWEST and FRONTIER acknowledge and agree that with respect to Segment 23, notwithstanding the fact that Segment 23 has already been constructed and installed, delivery of Segment 23 shall occur in two installments of twelve (12) Dark Fibers each as indicated in Exhibit A, and payment of the IRU Fee therefor (other than the initial

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % due upon execution of this Agreement), shall be deferred until each such deferred installment delivery date as set forth in Exhibit B. QWEST and FRONTIER further acknowledge and agree that with respect to Segments 24A, 24B, 24C, 24D, 24E and 25, once constructed and installed, delivery of each such Segment likewise shall occur in two installments of twelve
(12) Dark Fibers each as indicated in Exhibit A, and payment of the IRU Fee therefor shall be made as set forth in Exhibit B.

     2.5 QWEST and FRONTIER acknowledge and agree that with respect to Segments 5, 6, 9A, 9B, 10A and 10B, notwithstanding the payment schedule set forth in Exhibit B and the fact that the conduit in such Segments has already been constructed and installed, FRONTIER shall be required to pay with respect to each of those
Segments:  (a)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % of the IRU Fee upon execution of this Agreement, (b)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % of the
IRU Fee when (i) QWEST has commenced the placement of the Cable in the Segment, and (ii) all such Cable and other materials necessary to complete such placement within a reasonable time are on hand or scheduled for timely delivery in connection with such placement, and (c) the balance of the IRU Fee in accordance with the provisions of Exhibit B.

     2.6 All of FRONTIER's payment obligations under this Agreement shall be guaranteed by Frontier Corporation pursuant to a Guaranty in the form of Exhibit K hereto, to be executed and delivered by Frontier Corporation as a condition to the effectiveness hereof and the performance by QWEST of its obligations hereunder.

                                  ARTICLE III.

                        CONSTRUCTION OF THE QWEST SYSTEM
                        --------------------------------

     3.1 QWEST shall, at QWEST's sole cost and expense, be responsible for and shall effect the design, engineering, installation, and construction of those portions of the QWEST System not already constructed as of the date hereof in accordance with the System Route (as it may be modified pursuant to Section 1.1) and in conformity with (i) the construction specifications set forth in Exhibit C, (ii) industry standards and practices, and (iii) applicable Underlying Rights Requirements (as defined in Section 11.1). Such responsibilities shall include, without limitation, preparation of construction drawings, bills of materials, materials specifications and materials requisitions. Except for the existing fibers on Segments 11A, 11B, 12A, 12B, 12C and 12D (which are Corning SMF-DS) and any alternative fibers approved pursuant to the following sentence, all fiber included in the FRONTIER Fibers shall be Corning SMF-LS non-zero dispersion-shifted or Lucent Technologies True Wave and shall meet or exceed the applicable fiber specifications set forth in Exhibit E. QWEST may use alternative types of fiber equivalent to either of the aforementioned fibers; provided that (i) prior to any such use, QWEST meets with FRONTIER (and
FRONTIER hereby agrees to so meet) to, cooperatively and in good faith, jointly evaluate the use of any such fiber and (ii) thereafter, FRONTIER approves the use of such fiber, which approval shall not be unreasonably withheld or delayed. QWEST agrees that, to the extent possible in light of the fiber already incorporated in Segments that have been constructed, in whole or in part, prior to the date hereof and the availability and cost of the fiber of a particular type and manufacture hereafter, fiber utilized with respect to the loops, rings and regions of the QWEST System shall be of the same type and manufacture, as depicted in the fiber deployment diagram set forth in Exhibit E-1 hereto, indicating the type of fiber QWEST currently plans to use in each such Segment. Any deviation from the planned fiber use set forth in the diagram must be approved by FRONTIER, which approval shall not be unreasonably withheld or delayed.
    3.2 Subject to extension for delays described in Article XX, QWEST shall complete at QWEST's sole cost and expense, all construction, installation, and satisfactory Fiber Acceptance Testing (as defined in Section 4.1) of each of the Segments, including the provision of such Regeneration Facilities on such Segment as are required to be provided pursuant to Section 7.2(a), by the applicable "Estimated Delivery Date" (as defined in Section 33.1(d)) respecting such Segment.

     3.3 Except as may be provided herein, QWEST shall, at QWEST's sole cost and expense, procure all materials to be incorporated in and to become a permanent part of the QWEST System, including, without limitation, the Regeneration Facilities required to be provided pursuant to Section 7.2(a).

     3.4 QWEST shall, at QWEST's sole cost and expense, obtain all Underlying Rights and other rights, licenses, permits and authorizations as required pursuant to Article X hereof.

     3.5 In support of QWEST's obligation to construct the QWEST System hereunder, QWEST will provide, as a condition to FRONTIER's obligations hereunder, either (i) so long as the Surety Bond has not been delivered as provided in clause (ii) below, a guaranty up to a maximum aggregate amount of $175 millionby Anschutz Company in favor of FRONTIER of the payment obligations of QWEST under this Agreement pursuant to a Guaranty in the form of Exhibit L or (ii) six (6) surety bonds in favor of FRONTIER, each substantially in the form of and by the surety companies identified on
Exhibit I hereto or such other companies rated "A" or better by Best's Key Rating Guide, which, in the aggregate, shall provide a total aggregate payment value of not less than $175 million (collectively, the "Surety Bond"), in each case clause (i) and (ii) over the entire construction period for all Segments to be delivered hereunder.

     3.6 QWEST shall perform, at QWEST's sole cost and expense, substantially in accordance with industry standards and practices and as deemed necessary or appropriate in QWEST's reasonable business judgment, all supervisory and inspection services relating to the construction of the QWEST System, including, without limitation, performing construction inspections to assure that all construction shall be in material compliance with the specifications, drawings, Underlying Rights, provisions of this Agreement, and applicable governmental codes. During the course of construction of each Segment, QWEST shall prepare and provide to FRONTIER construction schedule and progress reports every two weeks. FRONTIER shall have the right, but not the obligation, to inspect the construction of each Segment, including the installation, splicing and testing of the FRONTIER Fiber incorporated therein, during the course and at the time of the relevant design, construction and installation period. No inspection or failure to inspect by FRONTIER shall impair or invalidate any rights and remedies of FRONTIER under this Agreement or modify, amend or otherwise affect any of the representations, warranties, covenants or agreements of QWEST under this Agreement.

     3.7 Upon FRONTIER's written request, QWEST shall make available for inspection by FRONTIER, at QWEST's offices, copies of all information, documents, agreements, reports, permits, drawings and specifications generated, obtained or acquired by QWEST in performing its duties pursuant to this Article III that are material to grant of the IRUs to FRONTIER, including, without limitation, the Underlying Rights, subject only to the conditions that (i) the terms of each such document or the legal restrictions applicable to such information or document permits disclosure; provided that QWEST will use its
                                            -------------
best efforts (without requiring the expenditure of money) to obtain a waiver of any existing confidentiality and/or non-disclosure restrictions, and to exempt FRONTIER from subsequent confidentiality and/or non-disclosure restrictions, that would restrict QWEST's ability to make such documents and/or information available to FRONTIER for inspection; (ii) notwithstanding the existence or non-existence of such restrictions and/or waivers, QWEST may, in its sole discretion, redact portions of such documents it deems proprietary business terms prior to FRONTIER's inspection. No inspection or failure to inspect by FRONTIER shall impair or invalidate any rights and remedies of FRONTIER under this Agreement or modify, amend or otherwise affect any of the representations, warranties, covenants or agreements of QWEST under this Agreement.

     3.8 QWEST shall use reasonable efforts to construct all of Segment 13C of the Basic Route within the territorial confines of the United States, using its reasonable efforts and reasonably cooperating with FRONTIER to determine a construction method, including a powerline build or other alternative, in each case that would be reasonably cost effective within the overall QWEST System design. If, notwithstanding such efforts and cooperation, no such alternative construction method is mutually agreed upon, then QWEST may construct the portion of such Segment as shown in Exhibit A-2 in Mexico.

                                  ARTICLE IV.

                   ACCEPTANCE AND TESTING OF FRONTIER FIBERS
                   -----------------------------------------

     4.1 QWEST shall test all FRONTIER Fibers in accordance with the procedures specified in Exhibit D ("Fiber Acceptance Testing") to verify that the FRONTIER

Fibers are installed and operating in accordance with the specifications described in Exhibit D. Fiber Acceptance Testing shall progress span by span along each Segment as cable splicing progresses, so that test results may be reviewed in a timely manner. QWEST shall provide FRONTIER at least five (5) days advance notice of the date and time of each Fiber Acceptance Testing such that FRONTIER shall have the right, but not the obligation, to have a person or persons present to observe QWEST's Fiber Acceptance Testing. When QWEST has determined that the results of the Fiber Acceptance Testing with respect to a particular span show that the FRONTIER Fibers so tested are installed and operating in conformity with the applicable specifications set forth in Exhibit D, QWEST shall promptly provide FRONTIER with a copy of such test results.

     4.2 When QWEST reasonably determines in good faith that the FRONTIER Fibers with respect to an entire Segment are installed and operating in conformity with the applicable specifications set forth in Exhibit D, QWEST shall promptly provide written notice of same to FRONTIER (a "Completion Notice"). FRONTIER shall, within thirty (30) days of receipt of the Completion Notice, either reject the Completion Notice specifying, in good faith, the defect or failure in such Fiber Acceptance Testing or give QWEST written notice of acceptance of such Fiber Acceptance Testing (the period from the date of FRONTIER's receipt of the Completion Notice to the date of QWEST's receipt of FRONTIER's notice of rejection or acceptance being referred to herein as the "FRONTIER Review Period"). In the event FRONTIER rejects the Completion Notice, QWEST shall promptly, and not later than seven days, and at no cost to FRONTIER, commence to remedy the defect or failure. Thereafter QWEST shall again give FRONTIER a Completion Notice with respect to such FRONTIER Fibers. The foregoing procedure shall apply again and successively thereafter for a total of two attempts to remedy the defect or failure. If QWEST fails to adequately remedy or complete the defect or failure after two attempts, FRONTIER shall have the right to proceed promptly and in an economically efficient manner to cure such defects or failures at QWEST's cost and expense, which shall be paid by QWEST to FRONTIER upon demand, or at the election of FRONTIER, offset from any IRU Fee payable by FRONTIER to QWEST with respect to such Segment or any other Segment. No acceptance of, or failure by FRONTIER to reject, the Completion Notice shall be deemed to be a waiver of any rights or remedies of FRONTIER under this Agreement; provided that, any failure by FRONTIER to timely reject as set forth
           -------------
above shall operate as a constructive acceptance for purposes of this Agreement. The date when FRONTIER accepts or is deemed to have accepted a Completion Notice or cures such defects at QWEST's cost and expense as provided above with respect to a Segment is herein defined as the "Acceptance Date".

                                    ARTICLE V.



                                 DOCUMENTATION
                                 -------------

     5.1 QWEST shall provide FRONTIER with a copy of all Underlying Right Requirements (as defined in Section 11.1) applicable to each Segment promptly following the grant to QWEST of the Underlying Right pursuant to which such Underlying Right Requirements are imposed and, in any event, on or before the date of completion of conduit installation in such Segment (as defined in Exhibit B, paragraph 6(ii)).

     5.2 Not later than ninety (90) days after the Acceptance Date for each Segment, QWEST shall provide FRONTIER with the following documentation:

     (a) As-built drawings for such Segment in accordance with the requirements described in Exhibit C ("As-Builts").

     (b) Technical specifications of the optical fiber cable and associated splices and other equipment placed in that Segment.

     5.3 As a condition to, and effective upon receipt of, each IRU Fee payment installment that is due upon QWEST's achievement of a construction, installation, testing or acceptance milestone as set forth in Exhibit B, QWEST shall deliver to FRONTIER a lien waiver with respect to liens in favor of QWEST arising out of QWEST's services in accomplishing such milestone. Promptly following QWEST's receipt of each such payment, QWEST shall use reasonable efforts to obtain (and in any event on or before the Acceptance Date with respect to the relevant Segment shall obtain) from each subcontractor that provided services in accomplishing such milestone a lien waiver with respect to liens arising out of such services and, upon receipt, deliver a copy of each such lien waiver to FRONTIER.

                                  ARTICLE VI.

                                       TERM
                                      ----

     6.1 Except to the extent expressly modified by Section 1.2 with respect to the Segments identified therein, the grant of the IRUs hereunder with respect to each Segment shall become effective on the first day when both (i) the Acceptance Date with respect to that Segment has occurred and (ii) QWEST has received payment in full of the IRU Fee with respect to such Segment in accordance with Exhibit B, and, subject to the provisions of Article X, such grant shall terminate at the end of the economically useful life of the FRONTIER Fibers, as reasonably determined by FRONTIER pursuant to Section 6.2 below. The period of each such grant respecting each such Segment and IRU is herein defined as the "Term".

     6.2 In the event that FRONTIER, at any time, reasonably determines that the FRONTIER Fibers comprising any Segment have reached the end of their economically useful life and desires to not retain the IRU in such Segment, FRONTIER shall have the right to abandon the IRU with respect to such Segment by written notice to QWEST. If, at any time during or after the last year of the Minimum Period (as defined in Section 10.2(ii) below), with respect to any Segment, FRONTIER fails to use any of the FRONTIER Fibers comprising such Segment for any period of thirty (30) consecutive days (except to the extent that such non-use is as a result of any of the events described in Article XX or as a result of QWEST System maintenance, restoration, relocation, or reconfiguration or as a result of the failure of QWEST to observe and perform the terms of this Agreement), QWEST shall have the right to request FRONTIER to acknowledge that the FRONTIER Fibers comprising such Segment have reached the end of their economic life and, accordingly, has abandoned the FRONTIER Fibers comprising such Segment (which acknowledgment shall not be unreasonably withheld or delayed). Upon any such notice of abandonment or acknowledgment, the Term shall expire with respect to such Segment and all rights to the use of such Segment shall revert to QWEST without reimbursement of any fees or other payments previously made with respect thereto, and from and after such time FRONTIER shall have no further rights or obligations hereunder with respect to such Segment (subject to the provisions of Article XIX).

     6.3 It is understood and agreed as between the parties that the grant of the IRUs hereunder shall be treated for accounting and federal and all applicable state and local tax purposes as the sale and purchase of the FRONTIER Fibers and a corresponding interest in QWEST's rights in the Associated Property subject thereto, and that on and after the Acceptance Date with respect to each Segment, FRONTIER shall be treated as the owner of the FRONTIER Fibers and an interest in QWEST's rights in the Associated Property comprising such Segment for such purposes. The parties agree to file their respective income tax returns, property tax returns, and other returns and reports for their respective Impositions (as such term is defined in Section 33.1(e)) on such basis and, except as otherwise required by law, not to take any positions inconsistent therewith. QWEST shall retain legal title to the entire QWEST System (except if and to the extent provided in Section 1.5), including the FRONTIER Fibers and Associated Property subject to the IRUs hereunder. Each party agrees to indemnify the other with respect to any late filing penalties, interest or fees incurred as a result of such party's failure to provide the other with such information solely in such party's possession or control that may be necessary in order to timely make any such filing.

     6.4 This Agreement shall become effective on the date hereof and shall terminate on the date when, after completion and delivery of all Segments required to be delivered hereunder, all the Terms of all such Segments shall have expired; provided that, those provisions of this Agreement which, by their
              -------------
express terms, are intended to survive such termination, shall survive.

                                  ARTICLE VII.

                    NETWORK ACCESS; REGENERATION FACILITIES
                    ---------------------------------------

     7.1 (a) QWEST shall provide FRONTIER with access to, and FRONTIER shall have the right to connect, at FRONTIER's sole cost and expense, its telecommunications system with, the FRONTIER Fibers at various network access points on the QWEST System right-of-way in each of the endpoint cities and intermediate point cities along the route of each Segment and at such additional locations along the QWEST System right-of-way as may be requested by FRONTIER (each such access point being referred to as a "Connecting Point"). The specific locations of each such Connecting Point shall be as mutually reasonably agreed upon by the parties in good faith, subject to the Underlying Rights Requirements and QWEST obtaining other required permits, authorizations and approvals (which QWEST agrees to use its best efforts to obtain). Any such connection will be performed by QWEST, at FRONTIER's sole cost and expense, in accordance with QWEST's applicable specifications and operating procedures. FRONTIER shall pay QWEST's Costs for each such connection within thirty (30) days of the date of FRONTIER's receipt of QWEST's invoice therefor. In order to schedule a connection of this type, FRONTIER shall request and coordinate such work not less than ninety (90) days in advance of the date the connection is requested to be completed. Such work will be restricted to a Planned System Work Period ("PSWP"), as defined in Section 33.1(i), unless otherwise agreed to in writing for specific projects. Subject to all applicable Underlying Rights Requirements, FRONTIER shall also be provided reasonable access by QWEST to any Connecting Point at all times. FRONTIER shall have no limitations on the types of electronics or technologies employed to utilize the FRONTIER Fibers, subject to mutually agreeable safety procedures and so long as such electronics or technologies do not interfere with the use of or present a risk of damage to any portion of the QWEST System.

     (b) QWEST may route the FRONTIER Fibers through QWEST's separate terminal, endlink, POP or Regeneration Facilities at its sole discretion so long as such routing does not have a material adverse effect on the security, the safety or FRONTIER's use of the FRONTIER Fibers or Associated Property hereunder and QWEST is responsible for all costs and expenses associated therewith.

     7.2 (a) The IRU Fee includes QWEST's provision to FRONTIER for its use as permitted hereunder of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

        regeneration site facilities along the Basic
Route, and

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

        regeneration site facilities along the Optional Routes (consisting of up to

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 for Option Route 1, up to

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 for Option Route 1A and up to



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 for
Option Route 2, depending upon which of the Optional Routes are elected or required to be constructed pursuant to Section 1.3 hereof) to be located at approximately sixty (60) mile intervals along the QWEST System right-of-way, in each case consisting of and providing space of approximately


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

       square feet and amenities (except for the operating costs associated therewith expressly required to be paid by FRONTIER pursuant to Section 8.2), as described in Exhibit F ("Regeneration Facilities"). The parties acknowledge that (i) the locations of such Regeneration Facilities shall be coincident with the locations of QWEST's own Regeneration Facilities (and located at approximately 60-mile intervals), the locations of which QWEST shall notify FRONTIER with sufficient time (no less than ten working days) for FRONTIER to request a different location for any given facility, in which case the parties shall mutually agree on a mutually acceptable location for such facility, and
(ii) Exhibit G sets forth the estimated number of such Regeneration Facilities by Segment, with the locations of such Regeneration Facilities being subject to final determination of the route of the applicable Segment, space and power availability and all applicable Underlying Rights Requirements. In addition, QWEST shall provide to FRONTIER at FRONTIER's Prorated Cost (as defined below in this paragraph (a)) POP or terminal facilities of approximately

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

       square
feet along the QWEST System right-of-way at such locations as may be mutually determined by FRONTIER and QWEST, subject to space and power availability and Underlying Rights Requirements

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CONFIDENTIAL TREATMENT##

         subject to space and power
availability and underlying Rights Requirements. FRONTIER's occupancy of and access to all such Regeneration Facility Sites (or POP or terminal facilities) shall include separate, secured, 24-hour-per-day building access. Any Regeneration Facilities (or POP or terminal facilities) provided by QWEST to FRONTIER

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CONFIDENTIAL TREATMENT##

          with respect to any of the Basic Route and the applicable
Optional Routes shall be at FRONTIER's Prorated Cost. For purposes of the foregoing two sentences, FRONTIER's Prorated Cost for Regeneration Facilities means $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR


CONFIDENTIAL TREATMENT##

       per facility and for POP or terminal facilities means $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

       per
facility, subject to any adjustment (lower or higher) pursuant to Section 7.2(b) below.

     (b) QWEST heretofore has requested (or promptly after execution of this Agreement will request) vendors to submit bids (collectively, the "Initial Bids") that cover all or substantially all of the proposed Basic Segments of the QWEST System (plus the Optional Routes as and when included in any bid requests by QWEST) for the building items listed below (collectively, the "Building Items"). QWEST has delivered (or promptly after receipt thereof will deliver) to FRONTIER copies of such Initial Bids. If the aggregate cost of the Building Items taking the lowest quoted cost per Building Item (subject to the last sentence of this paragraph) under any of the Initial Bids (the "Initial Bid Aggregate Cost") is equal to or less than the aggregate estimated cost for the Building Items set forth in the table below (the "Estimated Aggregate Cost"), then for 10 business days thereafter, or if the Initial Bid Aggregate Cost is more than the Estimated Aggregate Cost, then for 20 business days thereafter, FRONTIER may solicit from the same or other vendors bids that cover all or substantially all of the Basic Segments of the QWEST System (plus the Optional Routes as and when included in any bid requests by QWEST) covering any of the Building Items (the "FRONTIER Solicited Bids"). Without regard to what Building Items QWEST actually purchases in connection with construction of the QWEST System, the lowest quoted cost per Building Item obtained under any of the Initial Bids and the Frontier Solicited Bids (subject to the last sentence of this paragraph) shall then be used in place of the cost set forth in the table below for the respective Building Item, and the allocated percentage of the total cost (which excludes freight and taxes) attributable to FRONTIER as set forth in the table below shall be applied accordingly to the recalculated cost. The aggregate FRONTIER allocation set forth in the table below shall be recalculated, and the Prorated Cost for Regeneration Facilities of $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

      per facility and the Prorated Cost of POPs (and terminal facilities) of $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

       per facility shall be increased or decreased, as appropriate, by the difference between such recalculated aggregate FRONTIER allocation and $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

      . In determining whether a quote represents the "lowest quoted cost" for any particular Building Item, (i) such quote must meet all of QWEST's terms and specifications with respect to the applicable Building Item and (ii) QWEST shall take into account whether and to what extent such quote is contingent upon any other quote for one or more other Building Items.

For purposes of this Section 7.2(b), the building items in Regeneration Facilities and/or POPs or terminal facilities, their respective total cost, the Estimated Aggregate Cost of them and the allocated FRONTIER percentage with respect to them are as follows:


ALLOCATION                 FRONTIER
BUILDING ITEMS         TOTAL COST OF ITEM  PERCENTAGE  ALLOCATION
                       ------------------------------------------

Equipment building,    $
12' x 30'0.0

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

80 kW skid-mounted diesel generator
 (Regeneration Facility)


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##







100 kW skid-mounted diesel generator
 (POP)

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CONFIDENTIAL TREATMENT##



Two 5 ton wall mounted HVAC units


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 Battery Plant, 1,200 Amp  @ 48 VDC
  each for 400A of rectifiers

   a.  Power distribution

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CONFIDENTIAL TREATMENT##



   b.  Rectifiers

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CONFIDENTIAL TREATMENT##



   c.  Batteries (4 hr. reserve,
        dual 875 AH strings)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     Estimated Aggregate Cost          $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     (c) Payment by FRONTIER of its Prorated Cost, adjusted to give effect to any adjustments (lower or higher) pursuant to Section 7.2(b), for any POP or terminal facilities shall be paid to QWEST upon commencement of the construction of the Segment of which they are a part. Payment by FRONTIER of its Prorated Cost adjusted to give effect to any adjustments (lower or higher) pursuant to
Section 7.2(b), for Regeneration Facilities

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

        shall be paid to QWEST upon
commencement of the construction of the Segment of which they are a part

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     .


The foregoing amounts paid by FRONTIER shall be finally trued up, with QWEST reimbursing FRONTIER for any excess and FRONTIER paying QWEST for any deficiency, on (or as soon as thereafter as practicable) the last Acceptance Date with respect to the Basic Segments, the last Acceptance Date with respect to Segments in Option Route 1 or 1-A, and the last Acceptance Date with respect to Segments in Option Route 2, in each case (i) based on the actual number of Regeneration Facilities actually provided by QWEST

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CONFIDENTIAL TREATMENT##

       or POPs (or terminal
facilities) with respect to the Basic Route and the applicable Optional Route and (ii) adjusted to give effect to any adjustments (lower or higher) in the FRONTIER's Prorated Cost to which FRONTIER may be entitled under Section 7.2(b) above.

                                 ARTICLE VIII.

                                    OPERATIONS
                                   ----------

     8.1 Each party shall have full and complete control and responsibility for determining any network and service configuration or designs, routing configurations, regrooming, rearrangement or consolidation of channels or circuits and all related functions with regard to the use of that party's Dark Fiber.

     8.2 FRONTIER shall reimburse QWEST for FRONTIER's proportionate share of all operating costs incurred by QWEST in connection with the Regeneration Facilities (or alternatively requested POP or terminal facilities) provided pursuant to Section 7.2(a), including its proportionate share of any monthly lease costs for any such facilities and/or underlying property that QWEST leases (including, to the extent included in such lease costs, base rent, maintenance, insurance, security and taxes), maintenance of such facilities, and all power and utility fees and charges. FRONTIER's proportionate share of such operating costs, including a proportionate share of common area costs, shall be the ratio that the floor space provided to FRONTIER in any such facility (including a proportionate share of the common area) bears to (i) in the case of lease costs, the total space in such facility, and (ii) in the case of all other costs (including common area costs), the total utilized space in such facility. QWEST shall submit invoices to FRONTIER on an annual basis for FRONTIER's pro rata share of such operating costs during the preceding twelve months. FRONTIER's reimbursement obligations for insurance and taxes pursuant to this Section 8.2 shall in no event be duplicative of FRONTIER's payment obligations for insurance or taxes, respectively, as provided in Article XIV and XV hereof, and in no event shall relieve QWEST of its payment obligations for insurance costs or taxes, respectively, as provided in Article XIV and XV hereof.

     8.3      FRONTIER acknowledges and agrees that, except to the extent expressly provided pursuant to Sections 1.2 and 7.2, QWEST is not supplying nor is QWEST obligated to supply to FRONTIER any optronics or electronics or optical or electrical equipment or other facilities, including without limitation, generators, batteries, air conditioners, fire protection and monitoring and testing equipment, all of which are the sole responsibility of FRONTIER, nor is QWEST responsible for performing any work other than as specified in this Agreement.

     8.4 Upon not less than one hundred twenty (120) days' written notice from QWEST to FRONTIER, QWEST may, subject to FRONTIER's prior written approval

(which approval shall not be unreasonably delayed or withheld) substitute for the FRONTIER Fibers on the QWEST System, or any Segment or Segments comprising a portion of said QWEST System, an equal number of alternative fibers along the same or an alternative route; provided that in any such event, such substitution
                              -------------
(i) shall be in accordance with FRONTIER's applicable specifications and operating procedures, (ii) shall be effected at the sole cost of QWEST, including, without limitation, all disconnect and reconnect costs, fees and expenses, (iii) shall be constructed and tested in accordance with the specifications and drawings set forth in Exhibits C and D and Section 4.2, and incorporate fiber meeting the specifications set forth in Exhibit E, and (iv) shall not interrupt or adversely affect the use, operation or performance of FRONTIER's network or business, or change any Connecting Points or endpoints of any Segment or change the location of any Regeneration Facilities (or POPs or terminal facilities) used by FRONTIER hereunder or any other FRONTIER POP, node or switch facilities, all as determined by FRONTIER, in its sole discretion; and provided further that QWEST shall give FRONTIER written notice prior to QWEST's placing any order for fiber for such alternative route segment or segments if the number of fibers to be placed in such alternative route segment or segments exceeds the number of fibers in the Segment or Segments to be so relocated, and FRONTIER shall have a period of thirty (30) days from receipt of such notice to commit, by written notice to QWEST, to acquire an IRU in an additional number of Dark Fibers (i.e., in excess of the number of FRONTIER Fibers to be so substituted) (subject to the availability of adequate conduit capacity) for a per-fiber IRU fee

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

      .

                                  ARTICLE IX.

                   MAINTENANCE AND REPAIR OF THE QWEST SYSTEM
                   ------------------------------------------



     9.1 From and after the Acceptance Date with respect to each Segment, the maintenance of the QWEST System comprising such Segment shall be provided in accordance with the maintenance requirements and procedures set forth in Exhibit H hereto.

                                    ARTICLE X.

                     PERMITS; UNDERLYING RIGHTS; RELOCATION
                     --------------------------------------

     10.1 QWEST covenants and agrees that it shall obtain, during the course of construction of, and in any event on or before the completion of conduit installation with respect to, each Segment of conduit to be delivered hereunder all Underlying Rights (as defined below) and such other rights, licenses, permits, authorizations, and approvals (including, without limitation, any necessary local, state, federal or tribal authorizations and environmental permits) that are necessary in order to permit QWEST to construct, install and maintain the conduit and the FRONTIER Fibers to be encompassed in such Segment in accordance with the terms and conditions hereof. QWEST further covenants and agrees that it shall obtain, during the course of construction of and in any event on or before the Acceptance Date with respect to each Segment to be delivered hereunder, any and all rights-of way, easements, licenses and other agreements relating to the grant of rights and interests in and/or access to the real property underlying the QWEST System (collectively, the "Underlying Rights") and such other rights, licenses, permits, authorizations, and approvals (including without limitation, any necessary local, state, federal or tribal authorizations and environmental permits) that are necessary in order to permit QWEST to grant the IRUs, and otherwise to perform its obligations hereunder, in accordance with the terms and conditions hereof, and to (and all of which Underlying Rights shall) permit FRONTIER to use the FRONTIER Fibers and Associated Property as provided and permitted hereunder and in accordance with the terms and conditions hereof. QWEST shall use its best efforts to cause the terms of each such Underlying Right to provide FRONTIER with notice of any default on the part of QWEST and to permit FRONTIER to cure, on behalf of QWEST, any such default by QWEST and, thereafter, to continue the use of such Underlying Right in accordance with QWEST's rights and interests thereunder and, if FRONTIER at any time cures such default by QWEST, QWEST shall reimburse FRONTIER for any and all amounts reasonably paid by FRONTIER promptly upon demand.

     10.2 QWEST further covenants and agrees that, with respect to each Underlying Right that is necessary in order to continue and maintain the IRUs granted hereunder, and to permit FRONTIER to exercise its rights to use the FRONTIER Fibers and Associated Property, in each case in accordance with the terms and conditions hereof:

     (i) QWEST shall, for a period of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##


        years from the date hereof (or until
the earlier to occur of (A) the expiration of the economically useful life of the FRONTIER Fibers, as determined pursuant to Section 6.2, or (B) the expiration or termination of the term of a particular Underlying Right, so long as any such termination is not effected as a result of any failure of QWEST (not caused as a result of FRONTIER's failure to observe and perform its obligations hereunder) to observe and perform its duties, obligations and responsibilities under such Underlying Right or under this Agreement, including under this
Article X), observe and perform each and every of its obligations under each document, agreement or instrument granting or conveying to QWEST such an Underlying Right if the failure to observe and perform any such obligation or obligations would permit the grantor of such Underlying Right to terminate such Underlying Right prior to its stated expiration date, or would otherwise materially, adversely impair or affect FRONTIER's ability to use the FRONTIER Fibers and Associated Property, or exercise its rights with respect thereto, as provided and permitted hereunder; and

     (ii) QWEST shall either require that the initial stated term of each such Underlying Right be for a period that does not expire, in accordance with its ordinary terms, prior to the last day of the Minimum Period (as hereinafter defined with respect to each Segment) or, if the initial stated term of any such Underlying Right expires, in accordance with its ordinary terms, on a date earlier than the last day of the Minimum Period, QWEST shall at its cost exercise any renewal rights thereunder, or otherwise acquire such extensions, additions and/or replacements as may be necessary, in order to cause the stated term thereof to be continued until a date that is not earlier than the last day of the Minimum Period. The "Minimum Period" shall be, with respect to each Segment, the period from the date on which construction of such Segment commences until the

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

       anniversary of such date; and

     (iii) From and after the last day of the Minimum Period, QWEST shall use its best efforts (without being required to expend commercially unreasonably amounts therefor) to obtain such extensions and/or renewals as may be necessary in order to cause the stated term of each such Underlying Right to be continued for an additional period or periods of, in the aggregate,

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##


years following the Minimum Period or until the earlier expiration of the economically useful life of the FRONTIER Fibers, as determined pursuant to
Section 6.2; provided that QWEST shall not be required to expend, as
             -------------
consideration for any such renewal or extension, more than the fair market rate payable at such time for similar rights and terms except to the extent that FRONTIER agrees at its option to pay directly or reimburse QWEST for any amounts required to be paid in excess of such fair market rate to renew or extend such an Underlying Right; and

     (iv) Throughout the term of each such Underlying Right, QWEST shall at its reasonable cost and expense defend and protect QWEST's rights in and interests under the Underlying Rights against interfering or infringing rights, interests or claims of third parties.

     10.3 Upon the expiration or termination of any Underlying Right that is necessary in order to grant, continue or maintain an IRU granted hereunder in accordance with the terms and conditions hereof, so long as QWEST shall have fully observed and performed its obligations under this Article X with respect thereto, the Term of the IRUs hereunder with respect to any Segment or Segments affected thereby shall automatically expire upon such expiration or termination.

     10.4 If, after the Acceptance Date with respect to a Segment, QWEST is required by a third party with legal authority to so require (including, without limitation, the grantor of an Underlying Right, but only to the extent that such relocation is not required as a result of a failure by QWEST to observe and perform its obligations under such Underlying Right or this Agreement), or if FRONTIER agrees, to relocate any portion of such Segment including any of the facilities used or required in providing the IRUs in such Segment hereunder, QWEST shall proceed with such relocation, including, but not limited to, the right, in good faith, to reasonably determine the extent of, the timing of, and methods to be used for such relocation; provided that (i) the route of any such
                                        -------------
relocation shall be subject to the good faith agreement of the parties with a bona fide interest therein, (ii) FRONTIER shall be kept fully informed of all other determinations made by QWEST in connection with such relocation, and (iii) any such relocation shall be constructed and tested in accordance with the specifications and drawings set forth in Exhibits C and D, and incorporate fiber meeting the specifications set forth in Exhibit E. FRONTIER shall reimburse QWEST for its proportionate share of the Costs of such relocation of the portion of the Segment so relocated, reduced by such amount, if any, of the portion of such Costs as are reimbursed to QWEST by the party requiring such relocation, as follows: (i) if the affected portion of the Segment includes any conduit other than the conduit housing the FRONTIER Fibers for which QWEST is responsible for relocation costs, the total Costs of relocation of the conduits (i.e., relocation of the conduits only without regard to whether the conduits contain fibers) shall be allocated based on the overall number of conduits relocated;
(ii) such Costs allocated to the conduit carrying the FRONTIER Fibers plus the Costs specifically associated with the relocation of the fiber (i.e., relocation of the fiber only without regard to relocation of conduit) shall be further allocated to FRONTIER based on FRONTIER's proportionate share of (A) all Costs of fiber acquisitions, splicing and testing, prorated based on the total fiber count in the affected Cable, as so relocated, and (B) all other Costs associated with the relocation of the conduit housing the affected Cable, prorated based on the total number of owners (including QWEST) and holders of IRUs or equivalent interests (including long-term lessees) (each, an "Interest Holder") in the affected Cable, as so relocated. FRONTIER shall have the right to review and audit all Costs incurred in connection with such relocation. QWEST shall deliver to FRONTIER updated As-Builts with respect to the relocated Segment not later than sixty (60) days following the completion of such relocation. Any condemnation or taking under the power of eminent domain of all or any portion of a Segment shall be deemed a relocation required by a third party with legal authority to so require, and such affected Segment, or portion thereof, shall be relocated in accordance with this Section 10.4 and any condemnation proceeds received by QWEST shall be applied to such relocation as provided above.

     10.5 QWEST acknowledges that FRONTIER has previously committed to acquire a certain number of miles of right-of-way from ConRail (the "ConRail ROW"). If determined practical by QWEST in its reasonable business judgment, and provided that the cost and other terms and conditions of acquiring and utilizing part or all of the ConRail ROW are not greater or more restrictive and do not provide lesser rights than any other Underlying Right which QWEST may be hereafter required to acquire in constructing the QWEST System, QWEST shall cooperate with FRONTIER and acquire and utilize the ConRail ROW, or applicable portions thereof, in satisfaction of the FRONTIER commitment to ConRail. In such event, the IRU Fee payable hereunder with respect to any Segment on the ConRail ROW shall be adjusted as agreed by the parties.

                                  ARTICLE XI.

                              USE OF QWEST SYSTEM
                              -------------------

     11.1 The requirements, restrictions, and/or limitations upon FRONTIER's right to use the FRONTIER Fibers and Associated Property as provided and permitted under this Agreement imposed under, and associated safety, operational and other rules and regulations imposed in connection with, the Underlying Rights are referred to collectively as the "Underlying Rights Requirements." QWEST represents and warrants that, it has made available to FRONTIER for its review and inspection a copy of certain documents, agreements, or instruments pursuant to which QWEST has been granted an Underlying Right as of the date hereof (the "Existing Underlying Rights"), and certain associated safety, operational and other rules and regulations imposed in connection with the exercise of its rights thereunder (all of which are identified on Exhibit J hereto). FRONTIER hereby accepts the Existing Underlying Rights and the Underlying Rights Requirements associated therewith. QWEST represents that it is not in default under any of the Existing Underlying Rights that would permit the grantor of such Underlying Right to terminate such Underlying Right prior to its stated expiration date, or would otherwise materially, adversely impair or affect FRONTIER's ability to use the FRONTIER Fibers and Associated Property, or exercise its rights with respect thereto, as provided and permitted hereunder, and, to the best of its knowledge, none of the grantors are in default under the Existing Underlying Rights. With respect to each Underlying Right (other than the Existing Underlying Rights) obtained after the date hereof by QWEST (or an Underlying Right existing on the date hereof under any document, agreement or instrument delivered after the date hereof) in carrying out its obligations hereunder from the same type of grantor as a grantor of any Existing Underlying Right, QWEST represents and warrants that the terms and conditions thereof, and rules and regulations imposed in connection therewith, shall not impose materially more onerous limitations and restrictions on the rights of FRONTIER to use the FRONTIER Fibers and Associated Property as permitted and provided hereunder than those imposed by such type of grantor under and in connection with the Existing Underlying Rights and Underlying Rights Requirements associated therewith. To the extent that any such Underlying Right documents, agreements or instruments were or hereafter are provided in a redacted format to protect confidential and proprietary business terms, QWEST represents and warrants that no language or information so redacted constitutes an Underlying Rights Requirement nor otherwise imposes material requirements, restrictions and/or limitations upon FRONTIER's right to use the FRONTIER Fibers and Associated Property as provided and permitted hereunder. QWEST represents to FRONTIER that the map heretofore provided to FRONTIER delineating the general location of rights of way, easements and other rights held by QWEST under the principal agreements evidencing the Existing Underlying Rights is a true and complete depiction, in all material respects, with respect to the general location of such Existing Underlying Rights that relate to the FRONTIER Fibers to be installed along the QWEST System as contemplated by this Agreement.

     11.2 FRONTIER represents, warrants and covenants that it will use the FRONTIER Fibers and Associated Property in compliance with (i) all applicable government codes, ordinances, laws, rules, regulations and/or restrictions, and
(ii) subject to QWEST's obligations under Section 11.1, the Underlying Rights Requirements.

     11.3 In addition to the other rights provided hereunder, but subject to the provisions of Article VII, the IRUs granted hereunder shall include the right at FRONTIER's cost to install additional equipment, or replace existing equipment, in the facility space provided to FRONTIER pursuant to Article VII, subject to the Underlying Rights Requirements.

     11.4 QWEST agrees and acknowledges that it has no right to use the FRONTIER Fibers during the Term hereof, and that, from and after the effective date of the grant of each IRU hereunder, QWEST shall keep the FRONTIER Fibers, the Associated Property and the IRUs granted hereunder (other than any Associated Property (excluding any Associated Property that may be covered by the Pre-Existing Cal-Fiber Lien as to which QWEST agrees to use its best efforts to provide a nondisturbance agreement substantially to the effect described in the next sentence) as to which QWEST shall have provided to FRONTIER a nondisturbance agreement substantially to the effect as described in the next sentence) free from (i) any liens of any third party attributable to QWEST, and
(ii) any rights or claims of any third party attributable to QWEST, as and to the extent required pursuant to Article X hereof. In addition, QWEST agrees that, from and after the execution of this Agreement and until the effective date of the grant of each IRU hereunder with respect to any Segment, it shall obtain from any entity in favor of which QWEST in its discretion shall have granted a security interest or lien on all or part of such Segment (excluding the Pre-Existing Cal-Fiber Lien) a written nondisturbance agreement substantially to the effect that such lienholder acknowledges FRONTIER's rights and interests in and to the FRONTIER Fibers, the Associated Property and the IRU's hereunder and agrees that the same shall not be diminished, disturbed, impaired or interfered with by such lienholder.

     11.5 Subject to the provisions of Article XXV and this Article XI, FRONTIER may use the FRONTIER Fibers, the Associated Property and the IRUs for any lawful telecommunications purpose. For purposes of this Section 11.5 "telecommunications" shall have the meaning as used and interpreted in 47 U.S.C. ' 153(2)(43). FRONTIER agrees and acknowledges that it has no right to use any of the fibers, other than the FRONTIER Fibers, included in the Cable or otherwise incorporated in the QWEST System, and that FRONTIER shall keep any and all of the QWEST System, other than the IRU in the FRONTIER Fibers or in the Associated Property, free from any liens, rights or claims of any third party attributable to FRONTIER.

     11.6 FRONTIER and QWEST shall promptly notify each other of any matters pertaining to, or the occurrence (or impending occurrence) of, any event which could give rise to any damage or impending damage to or loss of the QWEST System that are known to such party. Without limiting the generality of the foregoing, QWEST shall promptly forward to FRONTIER a copy of any notice of default received by QWEST with respect to its obligations under any Underlying Right if such default is not promptly cured by QWEST.

     11.7 FRONTIER shall not use the FRONTIER Fibers in a way which physically interferes in any way with or adversely affects the use of the fibers or cable of any other person using the QWEST System, it being expressly acknowledged that the QWEST System includes or will include other participants, including QWEST and other owners and holders of Dark Fiber IRUs and telecommunication system operations. QWEST shall not use any other fibers in the QWEST System in a way which physically interferes with or adversely affects the use of the FRONTIER Fibers, and shall obtain a similar agreement from any person that acquires the right to use fibers in the QWEST System after the date hereof.

     11.8 FRONTIER and QWEST each agree to cooperate with and support the other in complying with any requirements applicable to their respective rights and obligations hereunder by any governmental or regulatory agency or authority.

     11.9 QWEST agrees, so long as any such action would not violate the terms of any Underlying Right, upon request of FRONTIER, to execute, file and/or record such documents or instruments as FRONTIER shall deem reasonably necessary or appropriate to evidence or safeguard the IRUs granted to FRONTIER hereunder. FRONTIER agrees to reimburse QWEST for all reasonable costs and out-of-pocket expenses (including, without limitation, reasonable fees and expenses of legal counsel) incurred by QWEST in fulfilling its obligations under this Section 11.9.

                                  ARTICLE XII.

                                INDEMNIFICATION
                                ---------------

     12.1 Subject to the provisions of Articles XIII and XVIII, QWEST hereby releases and agrees to indemnify, defend, protect and hold harmless FRONTIER and its employees, officers and directors, from and against, and assumes liability for:

     (a) Any injury, loss or damage to any person (including FRONTIER), tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs) to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of QWEST, its officers, employees, servants, affiliates, agents, contractors, licensees, invitees or vendors arising out of or in connection with a default (other than a default caused by a failure of FRONTIER to perform or comply with its obligations hereunder) by QWEST in the performance of its obligations or breach of its representations under this Agreement (including, without limitation, any default by QWEST in the performance of its obligations under Article X with respect to the Underlying Rights and under Article XI with respect to its use of the QWEST System); and

     (b) Any claims, liabilities or damages, including reasonable attorneys' fees and costs, arising out of any violation by QWEST of any regulation, rule, statute or court order of any local, state or federal governmental agency, court or body in connection with the performance of its obligations under this Agreement.

     12.2 Subject to the provisions of Articles XIII and XVIII, FRONTIER hereby releases and agrees to indemnify, defend, protect and hold harmless QWEST, and its employees, officers and directors, from and against, and assumes liability for:

     (a) Any injury, loss or damage to any person (including QWEST), tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs) to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of FRONTIER, its officers, employees, servants, affiliates, agents, contractors, licensees, invitees or vendors arising out of or in connection with a default (other than a default caused by a failure of QWEST to perform or comply with its obligations hereunder) by FRONTIER in the performance of its obligations or breach of its representations under this Agreement (including, without limitation, any default by FRONTIER in the performance of its obligations under Article XI with respect to its use of the QWEST System); and


      (b) Any claims, liabilities or damages, including reasonable attorneys' fees and costs, arising out of any violation by FRONTIER of any regulation, rule, statute or court order of any local, state or federal governmental agency, court or body in connection with its use of the IRUs and/or the FRONTIER Fibers and Associated Property hereunder.

     12.3 The parties agree to promptly provide each other with notice of any lawsuit, judicial, administrative or other dispute resolution action or proceeding, or claim of which it becomes aware and which it believes may result in an indemnification obligation hereunder (each, an "Action"); provided that
                                                                -------------
the failure to provide any such notice shall not affect the indemnifying party's indemnification obligation unless the indemnifying party is actually prejudiced by the failure to receive such notice. After receipt of any such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of this indemnity hereunder in connection with such Action, then the indemnifying party shall be entitled, if it so elects (i) to take control of the defense and investigation of such Action, (ii) to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense unless the named parties to such action or proceeding include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, in which case the indemnified party shall also have the right to employ its own counsel in any such case with the reasonable fees and expenses of such counsel being borne by the indemnifying party, and (iii) to compromise or settle such Action, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. Notwithstanding anything in this Section 12.3 to the contrary, (i) if there is a reasonable probability that an indemnifiable claim may materially adversely affect the indemnified party, other than as a result of money damages or other money payments, the indemnified party shall have the right to participate in such defense, compromise or settlement and the indemnifying party shall not, without the indemnified party's written consent (which consent shall not be unreasonably withheld), settle or compromise any indemnifiable claim or consent to entry of any judgment in respect thereof unless such settlement, compromise or consent includes as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a release from all liability in respect of such indemnifiable claim.

     12.4 The parties hereby expressly recognize and agree that each party's said obligation to indemnify, defend, protect and save the other harmless is not a material obligation to the continuing performance of the parties' other obligations, if any, hereunder. In the event that a party shall fail for any reason to so indemnify, defend, protect and save the other harmless, the injured party hereby expressly recognizes that its sole remedy in such event shall be the right to bring legal proceedings against the other party for its damages as a result of the other party's said failure to indemnify, defend, protect and save harmless. The obligations of the parties under this
Article XII shall survive the expiration or termination of this Agreement.

     12.5 Nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third party, including indirect, special or consequential damages, based on any acts or omissions of such third party as such acts or omissions may affect the construction, operation or use of the FRONTIER Fibers or the QWEST System; provided, however, that each party hereto shall assign such rights or claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third party.

                                 ARTICLE XIII.

                            LIMITATION OF LIABILITY
                            -----------------------

     13.1 Notwithstanding any provision of this Agreement to the contrary, except to the extent caused by its own willful misconduct, neither party shall be liable to the other party for any special, incidental, indirect, punitive or consequential damages, whether foreseeable or not, arising out of, or in connection with such party's failure to perform its respective obligations or breach of its respective representations hereunder, including, but not limited to, loss of profits or revenue (whether arising out of transmission interruptions or problems, any interruption or degradation of service or otherwise), cost of capital, or claims of customers, in each case whether occasioned by any construction, reconstruction, relocation, repair or maintenance performed by, or failed to be performed by, the other party or any other cause whatsoever, including breach of contract, breach of warranty, negligence, or strict liability, all claims with respect to which such special, incidental, indirect, punitive or consequential damages are hereby specifically waived. Nothing contained herein shall be construed to prohibit or reduce the payment by QWEST of the amounts described in Section 18.2 and which the parties acknowledge are the sole rights and remedies of FRONTIER to the extent provided in Section 18.2(e).

                                  ARTICLE XIV.

                                    INSURANCE
                                   ---------

     14.1 During the construction period with respect to any Segment, and until the Acceptance Date with respect thereto, QWEST shall procure and maintain in force the following insurance coverage from companies lawfully approved to do business in the state where the construction will be performed:

     (a) not less than $5,000,000 combined single-limit liability insurance, on an occurrence basis, for personal injury and property damage, including, without limitation, injury or damage arising from the operation of vehicles or equipment and liability for completed operations;

     (b) workers' compensation insurance in amounts required by applicable law and employers' liability insurance with a limit of at least $1,000,000 per occurrence;

     (c) automobile liability insurance covering death or injury to any person or persons, or damage to property arising from the operation of vehicles or equipment, with limits of not less than $2,000,000 per occurrence; and

     (d) any other insurance coverages required pursuant to QWEST's right-of-way agreements with railroads or other third parties.

     QWEST shall require its subcontractors who are engaged in connection with the construction of the QWEST System to maintain insurance in the types and amounts as would be obtained by a prudent person to provide adequate protection against loss. In all circumstances, QWEST shall require its subcontractors to carry a minimum of $1,000,000 in commercial general liability; and

     (e) FRONTIER shall be listed as an additional insured on all policies set forth above, except workers' compensation. QWEST shall provide to FRONTIER a certificate of insurance evidencing such insurance coverage. Evidence of insurance furnished shall contain a clause stating FRONTIER "shall be notified in writing at least thirty (30) days prior to any cancellation of, or any material change or new exclusions in the policy."

     14.2 Following the Acceptance Date with respect to each Segment, and throughout the remaining term of the IRU with respect to such Segment, each party shall procure and maintain in force, at its own expense:

     (a) not less than $5,000,000 combined single limit liability insurance, on an occurrence basis, for personal injury and property damage, including, without limitation, injury or damage arising from the operation of vehicles or equipment and liability for completed operations;

     (b) workers' compensation insurance in amounts required by applicable law and employers' liability insurance with a limit of at least $1,000,000 per occurrence;

     (c) automobile liability insurance covering death or injury to any person or persons, or damage to property arising from the operation of vehicles or equipment, with limits of not less than $2,000,000 per occurrence; and

     (d) any other insurance coverages specifically required of such party pursuant to QWEST's right-of-way agreements with railroads or other third parties.

     14.3 Both parties expressly acknowledge that a party shall be deemed to be in compliance with the provisions of this Article if it maintains an approved self insurance program providing for a retention of up to $1,000,000. If either party provides any of the foregoing coverages on a claims-made basis, such policy or policies shall be for at least a three-year extended reporting or discovery period. Unless otherwise agreed, FRONTIER's and QWEST's insurance policies shall be obtained and maintained with companies rated "A" or better by Best's Key Rating Guide and each party shall provide the other with an insurance certificate confirming compliance with this requirement for each policy providing such required coverage.

     14.4 In the event either party fails to obtain the required insurance or to obtain the required certificates from any contractor and a claim is made or suffered, such party shall indemnify and hold harmless the other party from any and all claims for which the required insurance would have provided coverage. Further, in the event of any such failure which continues after seven
(7) days' written notice thereof by the other party, such other party may, but shall not be obligated to, obtain such insurance and will have the right to be reimbursed for the cost of such insurance by the party failing to obtain such insurance.

     14.5 In the event coverage is denied or reimbursement of a properly presented claim is disputed by the carrier for insurance provided above, the party carrying such coverage shall make good-faith efforts to pursue such claim with its carrier.

     14.6 FRONTIER and QWEST shall each obtain from the insurance companies providing the coverages required by this Agreement the permission of such insurers to allow such party to waive all rights of subrogation and such party does hereby waive all rights of said insurance companies to subrogation against the other party, its parent corporation, affiliates, subsidiaries, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement.

                                  ARTICLE XV.

                 TAXES, FEES AND OTHER GOVERNMENTAL IMPOSITIONS
                 ----------------------------------------------

     15.1 The parties acknowledge and agree that it is their mutual objective and intent to (i) minimize, to the extent feasible, the aggregate Impositions (as defined in Section 33.1(e)) payable with respect to the QWEST System and (ii) share such Impositions according to their respective interests in the QWEST System , and that they will cooperate with each other and coordinate their mutual efforts to achieve such objectives in accordance with the provisions of this Article XV.

     15.2 QWEST shall be responsible for and shall timely pay any and all Impositions with respect to the construction or operation of the QWEST System which Impositions are (i) imposed or assessed prior to the Acceptance Date, (ii) imposed or assessed with respect to events which occurred or property rights or obligations of QWEST which existed prior to the acceptance date; or (iii) imposed or assessed (regardless of the time) with respect to the QWEST System in exchange for the approval of construction in the original agreement which resulted in the granting of an Underlying Right. Notwithstanding the foregoing obligations, QWEST shall have the right to challenge any such Impositions so long as the challenge of such Impositions does not materially, adversely affect the title, rights or property to be delivered to FRONTIER pursuant hereto.

     15.3 Except as to Impositions described in paragraphs (ii) and (iii) of Section 15.2, following the Acceptance Date, QWEST shall timely pay any and all Impositions imposed upon or with respect to the QWEST System to the extent such Impositions may not feasibly be separately assessed or imposed upon or against the respective ownership interests of QWEST and FRONTIER in the QWEST System; provided that, upon receipt of a notice of any such Imposition, QWEST shall promptly notify FRONTIER of such Imposition and following payment of such Imposition by QWEST, FRONTIER shall promptly reimburse QWEST for its proportionate share of such Imposition, which share shall be determined (i) to the extent possible, based upon the manner and methodology used by the particular authority imposing such Impositions (e.g., on the cost of the relative property interests, historic or projected revenue derived therefrom, or any combination thereof) and, if based upon projected revenue or gross receipts, then based on the relative number of FRONTIER Fibers in the affected portion of the QWEST System compared to the total number of fibers in the affected portion of the QWEST System during the relevant tax period which are subject to an indefeasible right of use or are otherwise in use; or (ii) if the same cannot be so determined, then based upon FRONTIER's proportionate share of the total fiber count in the affected portion of the QWEST System. QWEST shall provide FRONTIER with reasonable supporting documentation for Impositions for which QWEST seeks reimbursement. If QWEST's assessed value, for property tax purposes, is based on its entire operation in any state (i.e., central assessment), QWEST and FRONTIER shall work together in good faith to allocate a proper portion of said assessment to the QWEST System and FRONTIER's ownership interest in the QWEST System. Any reimbursement made under this Section 15.3 shall be in an amount equal to the Impositions required to be paid by QWEST in respect of the receipt or accrual of such reimbursement less the net present value (computed at a 10% discount rate) of the tax benefit (e.g. from the deduction, depreciation or amortization of such payment or accrual of the Imposition) to which QWEST may be entitled with respect to the payment or accrual of the Impositions which have been reimbursed. Hereafter, such additional amount or amounts shall be referred to as the "Gross-up Amount." Such Gross-up Amount shall not include any tax on the amount of the Gross-up Amount itself. QWEST shall, upon request, provide FRONTIER with documentation in support of any Gross-up Amount so as to ensure that both parties are made whole in a manner that is consistent with the mutual objectives set forth in section 15.1 of the Agreement. If such Gross-up Amount exceeds $50,000, FRONTIER may elect to engage the services of an independent consultant, at FRONTIER's sole cost and expense, to review QWEST's computation of such Gross-up Amount. Any independent consultant selected by FRONTIER shall be subject to approval by QWEST, which such approval shall not be unreasonably withheld, and such independent consultant shall be subject to confidentiality restrictions as may be determined in QWEST's sole discretion. Further, if, after review of such documentation or otherwise, in the event the parties are unable to agree upon the amount of the Gross-up Amount, such dispute shall be resolved pursuant to
Article XXI of the Agreement.

     15.4 Upon notice of the assertion or proposed assertion of any imposition described in Section 15.3 (including Impositions that trigger a Gross-up Amount) QWEST shall promptly and in good faith consult with FRONTIER concerning the underlying facts and whether to contest or continue to contest such assertion or proposed assertion. Notwithstanding any provision herein to the contrary, QWEST shall have the right to contest any Imposition described in
Section 15.3, above, (including Impositions which trigger a Gross-up Amount). Such contest may be pursued by any lawful means including by non-payment of such Imposition provided such non-payment does not materially, adversely affect the title, rights or property to be delivered to FRONTIER pursuant hereto). The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by QWEST in any such contest shall be shared by QWEST and FRONTIER in the same proportion as to which the parties shared in any such Imposition, as it was originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section 15.4 shall be divided between QWEST and FRONTIER in the same proportion as to which such refunded or credited Impositions were borne by QWEST and FRONTIER. In any such event, QWEST shall provide timely notice of such challenge to FRONTIER. If QWEST chooses to proceed with such challenge after receipt of a written objection to the challenge from FRONTIER, QWEST shall conduct such challenge at its own costs and expense, provided that FRONTIER shall not receive the benefit of any refund or credit, if any, obtained as a result of a successful challenge. Further, where QWEST does not contest an Imposition, FRONTIER shall have the right, after notice to QWEST, to contest such Imposition as long as such contest does not materially, adversely affect the title property or rights of QWEST. The out-of-pocket costs and expenses (including reasonable attorney's fees) incurred by FRONTIER in any such contest shall be shared by FRONTIER and QWEST in the same proportion as to which the parties shared in such Imposition, as it was originally assessed. Any refunds or credits resulting from a contest shall be divided between FRONTIER and QWEST in the same proportion as to which such refunded or credited Imposition was borne by FRONTIER and QWEST. If FRONTIER chooses to proceed with such contest after receipt of written objection to the challenge from QWEST, FRONTIER shall conduct such challenge at its own costs and expense, provided that QWEST shall not receive the benefit of any refund or credit, if any, obtained as a result of a successful challenge. Provided, however, that notwithstanding anything to the contrary in this Article 15, QWEST shall have complete authority over and discretion to control (including the authority to dismiss or not pursue) any contests relating to Impositions based upon the computation of QWEST's taxable income under the Federal Internal Revenue Code or state income or franchise tax laws (hereinafter "Net Income Based Impositions"). FRONTIER shall, however, be consulted on the conduct and status of such contest. QWEST shall have no obligation to disclose to FRONTIER its income or franchise tax returns and records except as to the discrete portion of such return or record that directly relates to the computation and payment of such Net Income Based Impositions. Provided further, however, that in the event QWEST shall determine in its own discretion not to pursue a contest of any Net Income Based Imposition as to which FRONTIER has requested a contest pursuant to the provisions described above in this Section 15.4, then FRONTIER shall have no obligation to provide any reimbursement for such amount if FRONTIER shall have obtained and provided to QWEST an opinion of nationally recognized legal counsel confirming that a meritorious defense exists to such Net Income Based Imposition.

     15.5 Except as to Impositions described in paragraph (iii) of Section 15.2, following the Acceptance Date QWEST and FRONTIER, respectively, shall be separately responsible for any and all Impositions (i) expressly or implicitly imposed upon, based upon, or otherwise measured by the gross receipts, gross income, net receipts or net income received by or accrued to such party due to its respective ownership or use of the QWEST System and/or the

FRONTIER Fibers, or (ii) which have been separately assessed or imposed upon the respective ownership interest of such party in the QWEST System and/or the FRONTIER Fibers. If the FRONTIER Fibers are the only fibers located in the Cable from the point where the Cable leaves the QWEST System right-of-way to a FRONTIER POP, FRONTIER shall be solely responsible for any and all Impositions imposed on or with respect to such portion of the QWEST System.

     15.6 Notwithstanding any provision herein to the contrary, FRONTIER shall have the right to protest by appropriate proceedings any Imposition described in Section 15.5, above. In such event, FRONTIER shall indemnify and hold QWEST harmless from any expense, legal action or cost, including reasonable attorneys' fees, resulting from FRONTIER's exercise of its rights hereunder. In the event of any refund, rebate, reduction or abatement to FRONTIER of any such Imposition imposed upon and/or paid by FRONTIER, FRONTIER shall be entitled to receive the entire benefit of such refund, rebate, reduction or abatement attributable to FRONTIER's use of the QWEST System. In the event FRONTIER has exhausted all its rights of appeal in protesting any Imposition and has failed to obtain the relief sought in such proceedings or appeals ("Finally Determined Taxes and Fees"), FRONTIER and QWEST may jointly agree (with the consent and participation of the other Interest Holders in the affected portion of the QWEST System) to relocate a portion of the QWEST System so as to bypass the jurisdiction which had imposed or assessed such Finally Determined Taxes and Fees with the total Costs thereof to be shared proportionately as follows: (i) if the affected portion of the QWEST System includes any conduit other than the conduit in which the FRONTIER Fibers are located, the total Costs of relocation of the conduits (i.e., relocation of the conduits only without regard to whether the conduits contain fibers) shall be allocated based on the overall number of conduits in the QWEST System which are relocated; and (ii) such Costs allocated to the conduit carrying the FRONTIER Fibers plus the Costs specifically associated with the relocation of the fiber (i.e., relocation of the fiber only without regard to relocation of conduit) to be further allocated to FRONTIER based upon FRONTIER's proportionate share of (A) all Costs of fiber acquisitions, splicing and testing, prorated based on the total fiber count in the Cable, as so relocated; and (B) all other Costs associated with the relocation of the conduit housing the affected Cable, prorated based upon the total number of Interest Holders in the affected Cable, as so relocated. QWEST shall deliver to FRONTIER updated As-Builts with respect to the relocated QWEST System not later than sixty (60) days following the completion of such relocation. If FRONTIER and QWEST do not determine to relocate the affected portion of the QWEST System, FRONTIER shall have the right to terminate its use of the FRONTIER Fibers in the affected portion of the QWEST System. Such termination shall be effective on the date specified by FRONTIER in a notice of termination, which date shall be at least ninety (90) days after the notice. Upon such termination, the IRU in the affected portion of the QWEST System shall immediately terminate, and the FRONTIER Fibers in the affected portion of the QWEST System shall thereupon revert to QWEST without reimbursement of any of the IRU Fee or other payments previously made with respect thereto.

     15.7 Notwithstanding the provisions of Section 15.6, with respect to any Impositions relating to the QWEST System which are imposed upon both QWEST and FRONTIER (or both of their respective interests therein), QWEST, at its option and at its own expense, shall have the right to direct and manage any such contest; subject, however, to reasonable and appropriate consultation with FRONTIER which hereby agrees to cooperate with QWEST in any such contest. The right of QWEST to contest any Imposition pursuant to this Section 15.7 shall be contingent upon reasonable and appropriate assurances that any such contest will not adversely affect the title, property or rights of FRONTIER hereunder.

     15.8 QWEST and FRONTIER agree to cooperate fully in the preparation of any returns or reports relating to the Impositions. QWEST and FRONTIER further acknowledge and agree that the provisions of this Article XV are intended to allocate the Impositions expected to be assessed against or imposed upon the parties with respect to the QWEST System based upon the procedures and methods of computation by which Impositions generally have been assessed and imposed to date, and that material changes in the procedures and methods of computation by which such assessments are assessed and imposed could significantly alter the fundamental economic assumptions underlying the transactions hereunder to the parties. Accordingly, the parties agree that, if in the future the procedures or methods of computation by which Impositions are assessed or imposed against the parties change materially from the procedures or methods of computation by which they are imposed as of the date hereof, the parties will negotiate in good faith an amendment to the provisions of this Article XV in order to preserve, to the extent reasonably possible, the economic intent and effect of this Article XV as of the date hereof.

                                  ARTICLE XVI.

                                      NOTICE
                                     ------

     16.1 Unless otherwise provided herein, all notices and communications concerning this Agreement shall be addressed to the other party as follows:

If to QWEST:               QWEST Communications Corporation
                           ATTENTION:  President
                           555 Seventeenth Street
                           Denver, Colorado  80202
                           Telephone No.:  (303) 291-1400
  Facsimile No.:                                  (303) 291-1724

with a copy to:       QWEST Communications Corporation
                      ATTENTION:  General Counsel
                      555 Seventeenth Street
                      Denver, Colorado  80202
                      Telephone No.:  (303) 291-1400
  Facsimile No.:                                  (303) 291-1724

and a copy to:        Martha Dugan Rehm, Esq.
                      Holme Roberts & Owen LLP
                      1700 Lincoln, Suite 4100
                      Denver, Colorado 80206
                      Telephone No.:  (303) 861-7000
  Facsimile No.:                                  (303) 866-0200

If to FRONTIER:       FRONTIER Communications International Inc.
                      ATTENTION:  Director, Network  Development
                      180 South Clinton Avenue
                      Rochester, New York  14646
                      Telephone No.:  (716) 777-6848
                      Facsimile No.:  (716) 777-6770

with a copy to:       Frontier Corporation
                      ATTENTION:  Vice President,
                      Network Planning and Development
                      180 South Clinton Avenue
                      Rochester, New York  14646
                      Telephone No.:  (716) 777-8018
                      Facsimile No.:  (716) 232-8154

and a copy to:        Frontier Corporation
                      ATTENTION:  Vice President,
                      Legal and Regulation
                      180 South Clinton Avenue
                      Rochester, New York  14646
                      Telephone No.:  (716) 777-6105
                             Facsimile No.:  (716) 546-7823

or at such other address as either party may designated from time to time in writing to the other party.

     16.2 Unless otherwise provided herein, notices shall be hand delivered, sent by registered or certified U.S. mail, postage prepaid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, upon confirmation of sending when sent by fax, on the day after being sent when sent by overnight delivery service, or three (3) days after deposit in the mail when sent by U.S. mail.

     16.3 All invoices concerning payment obligations due to QWEST pursuant to this Agreement shall be addressed to FRONTIER as follows:

                             Frontier Corporation
                             ATTENTION:  Treasurer
                           180 South Clinton Avenue
                          Rochester, New York  14646
                        Telephone No.:  (716) 777-7130
                        Facsimile No.:  (716) 325-7633

with a copy to:    Frontier Corporation
                   ATTENTION:  Director, Network Development
                   180 South Clinton Avenue
                   Rochester, New York  14646
                   Telephone No.:  (716) 777-6848
                   Facsimile No.:  (716) 777-6770

                                 ARTICLE XVII.

                                CONFIDENTIALITY
                                ---------------

     17.1     QWEST and FRONTIER hereby agree that if either party provides
(or, prior to the execution hereof, has provided) confidential or proprietary information to the other party ("Proprietary Information"), such Proprietary Information shall be held in confidence, and the receiving party shall afford such Proprietary Information the same care and protection as it affords generally to its own confidential and proprietary information (which in any case shall be not less than reasonable care) in order to avoid disclosure to or unauthorized use by any third party. The parties acknowledge and agree that this Agreement, including all of the terms, conditions and provisions hereof, and all drafts hereof, constitutes Proprietary Information. In addition, all information disclosed by either party to the other in connection with or pursuant to this Agreement, including prior to the date hereof, shall be deemed to be Proprietary Information. All Proprietary Information, unless otherwise specified in writing, shall remain the property of the disclosing party, shall be used by the receiving party only for the intended purpose, and such written Proprietary Information, including all copies thereof, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon the request of the disclosing party. Proprietary Information shall not be reproduced except to the extent necessary to accomplish the purpose and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing party.

     17.2 The foregoing provisions of Section 17.1 shall not apply to any Proprietary Information which (i) becomes publicly available other than through the recipient; (ii) is required to be disclosed by a governmental or judicial law, order, rule or regulation; (iii) is independently developed by the disclosing party; (iv) becomes available to the disclosing party without restriction from a third party; or (v) becomes relevant to the settlement of any dispute or enforcement of either party's rights under this Agreement in accordance with the provisions of this Agreement, in which case appropriate protective measures shall be taken to preserve the confidentiality of such Proprietary Information as fully as possible within the confines of such settlement or enforcement process. If any Proprietary Information is required to be disclosed pursuant to the foregoing clause (ii), the party required to make such disclosure shall promptly inform the other party of the requirements of such disclosure.

     17.3 Notwithstanding Sections 17.1 and 17.2 of this Article, either party may disclose Proprietary Information to its employees, agents, and legal, financial, and accounting advisors and providers (including its lenders and other financiers) to the extent necessary or appropriate in connection with the negotiation and/or performance of this Agreement or its obtaining of financing, provided that each such party is notified of the confidential and proprietary
- - -------------
nature of such Proprietary Information and is subject to or agrees to be bound by similar restrictions on its use and disclosure. In addition, notwithstanding Sections 17.1 and 17.2 of this Article, FRONTIER may disclose this Agreement and its terms, conditions and provisions to the Permitted System Acquiror and/or the Permitted Sacramento/Seattle Acquiror (each as defined in Section 25.3(b)), provided that (i) such Permitted System Acquiror and/or Permitted
- - -------------
Sacramento/Seattle Acquiror, prior to any such disclosure, shall have been notified of the confidential and proprietary nature of this Agreement and its terms, conditions and provisions and shall have entered into a written confidentiality agreement with substantially similar (and in no event less restrictive than the) terms of the Confidentiality Agreement between QWEST and FRONTIER dated February 15, 1995, (ii) copies of all or any portion of this Agreement (including Exhibits) may not be furnished to the Permitted System Acquiror and/or the Permitted Sacramento/Seattle Acquiror without the prior written consent of QWEST (not unreasonably withheld or delayed) of the proposed form of disclosure thereof (redacted or otherwise), and (iii) copies of all or any portion of any Underlying Right may not be furnished without the prior written consent of QWEST (not unreasonably withheld or delayed).

     17.4 The provisions of this Article XVII shall survive expiration or termination of this Agreement.

                                 ARTICLE XVIII.

                                     DEFAULT
                                    -------

     18.1 With respect to all payments required to be made by FRONTIER hereunder, including, without limitation, payment of the IRU Fee and all other amounts payable by FRONTIER hereunder, in the event FRONTIER shall fail to make a payment by the date due and payable hereunder, from and after such date, (i) such unpaid amount shall bear interest until paid at a rate equal to the rate set forth in Article XXX and (ii) if such payment is due with respect to a Segment on or prior to the Acceptance Date of such Segment, the Estimated Delivery Date for such Segment shall be extended by a number of days equal to the number of days that elapse from the date such payment is due until paid. In the event any amount or amounts due and payable hereunder remain unpaid for a period of eighty (80) days after written notice from QWEST to FRONTIER, and the amount thereof is not in bona fide dispute, then QWEST may, in its sole and absolute discretion and in addition to its other rights and remedies hereunder, after ten (10) days prior written notice to FRONTIER and the failure of FRONTIER to pay such amount within such ten-day period, terminate any and all of its obligations hereunder with respect to any Segment or Segments as to which the Acceptance Date has not yet occurred or the grant of the IRU with respect to which has not yet become effective, and to apply any and all amounts previously paid by FRONTIER hereunder with respect to such Segment or Segments toward the payment of any other amounts then or thereafter payable by FRONTIER hereunder. With respect to all of its other obligations hereunder, in the event FRONTIER shall fail to perform a non-payment obligation and such failure shall continue for a period of thirty (30) days after QWEST shall have given FRONTIER written notice of such failure, FRONTIER shall be in default hereunder unless FRONTIER shall have cured such failure or such failure is otherwise waived in writing by QWEST within such thirty (30) days; provided, however, that where
                                    -----------------
such failure cannot reasonably be cured within such 30-day period, if FRONTIER shall proceed promptly to cure the same and prosecute such cure with due diligence, the time for curing such failure shall be extended for such period of time as may be necessary to complete such cure; and provided further that if
                                                    ----------------
FRONTIER certifies in good faith to QWEST in writing that a non-payment failure has been cured, such failure shall be deemed to be cured unless QWEST otherwise notifies FRONTIER in writing within fifteen (15) days of receipt of such notice from FRONTIER. FRONTIER shall be in default hereunder (i) automatically upon the making by FRONTIER or Frontier Corporation of a general assignment for the benefit of its creditors, the filing by FRONTIER or Frontier Corporation of a voluntary petition in bankruptcy or the filing by FRONTIER or Frontier Corporation of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief; (ii) one hundred twenty (120) days after the filing of an involuntary petition in bankruptcy or other insolvency protection against FRONTIER or Frontier Corporation which is not dismissed within such one hundred twenty (120) days, or (iii) upon any default by Frontier Corporation under the Guaranty, which default is not cured within the relevant cure period, if any, provided with respect thereto under the Guaranty. Except as otherwise provided in this Section 18.1, upon any default by FRONTIER, after written notice thereof from QWEST, QWEST may (i) take such action as it determines, in its sole discretion, to be necessary to correct the default and, subject to Section 13.1, recover from FRONTIER its reasonable costs incurred in correcting such default, and (ii) pursue any legal remedies it may have under applicable law or principles of equity relating to such default, including specific performance. Notwithstanding any other provision of this Agreement, QWEST acknowledges and agrees that QWEST shall have no right to terminate the IRU or any of the rights and interests of FRONTIER hereunder with respect to any Segment for which the IRU Fee relating thereto has been fully paid.

     18.2 (a) With respect to its obligation to complete the construction, installation, and satisfactory Fiber Acceptance Testing of the FRONTIER Fibers comprising a particular Segment by the Estimated Delivery Date with respect to such Segment pursuant to Section 3.2, the parties acknowledge and agree that it is in their mutual best interest to work together in a cooperative effort to determine whether and to what extent any event or occurrence that is reasonably likely to cause a delay in the delivery of a Segment hereunder, as a result of any force majeure event or other occurrence described in Article XX or otherwise, can be terminated, resolved or avoided, and to cause the construction, installation and delivery of the Segment to be completed in the most expeditious and practical manner feasible under the circumstances. Accordingly, within three (3) months following its discovery of an event or occurrence that QWEST reasonably believes is likely to cause (i) an extension of the Estimated Delivery Date of one hundred twenty (120) days or more pursuant to
Article XX or (ii) a Delivery Default (as defined pursuant to Section 18.2(d) below), QWEST shall give written notice to FRONTIER of such event or occurrence. Thereupon, each of QWEST and

FRONTIER (i) will designate a senior executive officer with decision-making authority and familiarity with this Agreement and the relevant issue hereunder, and (ii) may designate one technical representative and one financial representative, to participate in the following resolution efforts. Each of such designees shall participate in such meetings, promptly scheduled at mutually agreed upon times and places, as may be necessary or appropriate to discuss in good faith the status of construction of the affected Segment, the reason or reasons for the anticipated Estimated Delivery Date extension or Delivery Default, various possible and practical means by which the event(s) or occurrence(s) causing such anticipated Estimated Delivery Date extension or Delivery Default might be terminated, avoided or resolved, including, without limitation, possible modifications to the route, selection of right-of-way, or manner of construction of the affected Segment, and (iii) use their best efforts to settle upon and implement a procedure by which such event(s) or occurrence(s) may be terminated, avoided or resolved and the construction, installation and delivery of the affected Segment completed in an expeditious and economically practical and feasible manner under the circumstances. The parties acknowledge and agree that, because the QWEST System includes or will include other participants, including owners and holders of Dark Fiber IRUs and telecommunication system operations, such meetings may, and likely will, involve designees and representatives of such other participants, and the resolution of any matters so acted upon will require the cooperative efforts of, and have to be structured, to the extent feasible, in an effort to meet the needs of all such participants. The parties hereto further acknowledge and agree that no failure of the parties hereto to resolve, or to agree upon a manner in which they might resolve, any issue addressed hereunder shall impair, adversely affect or invalidate any of their respective rights, claims or remedies under this Agreement.

     (b) If, notwithstanding the efforts of the parties pursuant to Section 18.2(a):

     (i) (A) a force majeure event or occurrence described in Article XX causing an anticipated Estimated Delivery Date extension has not been terminated, avoided or resolved by the date that is twelve (12) months following QWEST's discovery of such event or occurrence, and

     (B) there is no "Reasonably Apparent Probability" (either as mutually determined by QWEST and FRONTIER or, if QWEST and FRONTIER are unable to make such a mutual determination, as determined by an independent third party mutually selected by QWEST and FRONTIER and familiar with large-scale fiberoptic system constructions projects or, if QWEST and FRONTIER are unable to make such a mutual selection, each of QWEST and FRONTIER shall designate such an independent third party, the two of which shall designate such an independent third party to make such determination) that the Acceptance Date with respect to any such affected Segment will occur within (1) twelve (12) months following the Estimated Delivery Date (without extension for any delay pursuant to Article XX) with respect to any Segment designated as a "priority" Segment on Exhibit A-1, or (2) eighteen (18) months following the Estimated Delivery Date (without extension for any delay pursuant to Article XX) with respect to any other Segment (such date with respect to each Segment being referred to as the "Outside Force Majeure Date"); or

     (ii) notwithstanding a determination pursuant to the foregoing clause (i) that there was a Reasonably Apparent Probability that the Acceptance Date with respect to the affected Segment would occur by the applicable Outside Force Majeure Date, nonetheless the event or occurrence described in Article XX causing such delay is continuing on such applicable Outside Force Majeure Date; or

     (iii) notwithstanding such a determination that there was a Reasonably Apparent Probability that the Acceptance Date with respect to the affected Segment would occur by the applicable Outside Force Majeure Date, nonetheless, on the applicable Outside Force Majeure Date, although the event or occurrence described in Article XX has been terminated, avoided or resolved and QWEST has resumed its construction, installation, splicing, and/or testing efforts, QWEST is unable to demonstrate to FRONTIER's reasonable satisfaction that the Acceptance Date for such Segment will occur, in all reasonable probability, by the date that is six (6) months following such Outside Force Majeure Date, then, in any such event described in foregoing clauses (i), (ii), and (iii), FRONTIER may elect, in its sole discretion, by written notice to QWEST, to delete such Segment from the System Route otherwise to be delivered pursuant to this Agreement, and recover from QWEST (1) the amount of the IRU Fee previously paid by FRONTIER hereunder with respect to such Segment, plus (2) interest at the prime rate interest published by The Wall Street Journal as the
                                                 -----------------------
base rate on
corporate loans posted by a substantial percentage of the nation's largest banks on such date, plus (3) an amount equal to ten percent (10%) of the IRU Fee for such Segment, as determined or redetermined pursuant to Section 2.1 (with such aggregate amount payable to FRONTIER promptly following QWEST's receipt of such election notice or, at the election of FRONTIER, offset against the unpaid amount of the IRU Fee payable hereunder with respect to any other Segment or Segments). Upon any such election and payment (or offset), neither party shall have any further rights or obligations with respect to such Segment hereunder.

     (c) If, notwithstanding the efforts of the parties pursuant to Section 18.2(a):

     (i) (A) an event or occurrence causing an anticipated Delivery Default (as defined in Section 18.2(d) below) has not been terminated, avoided, resolved or waived by the date that is twelve (12) months following QWEST's discovery of such event or occurrence; and

     (B) there is no Reasonably Apparent Probability that the Acceptance Date with respect to any such affected Segment will occur within (x) twelve (12) months following the Estimated Delivery Date with respect to each Segment designated as a "priority" Segment on Exhibit A-1, or (y) eighteen (18) months following the Estimated Delivery Date with respect to any other Segment (such dates being referred to collectively as the "Outside Delivery Default Date"); or

     (ii) notwithstanding a determination pursuant to the foregoing clause (i) that there was a Reasonably Apparent Probability that the Acceptance Date with respect to the affected Segment would occur by the applicable Outside Delivery Default Date, nonetheless, on the applicable Outside Delivery Default Date, the Acceptance Date for such Segment has not occurred; then, in any such event described in the foregoing clauses (i) and (ii), FRONTIER may elect, in its sole discretion, by written notice to QWEST, to delete such Segment from the System Route otherwise to be delivered pursuant to this Agreement, and recover from QWEST (1) the amount of the IRU Fee previously paid by FRONTIER hereunder with respect to such Segment, plus (2) interest thereon at the rate of interest applicable to late payments set forth in Article XXX, plus (3) an amount equal to fifty percent (50%) of the IRU Fee for such Segment, as determined or redetermined pursuant to Section 2.1, but without reduction of such IRU fee under Section 18.2(d) (with such aggregate amount payable to FRONTIER promptly following QWEST's receipt of such election notice or, at the election of FRONTIER, offset against the unpaid amount of the IRU Fee payable hereunder with respect to any other Segment or Segments). Upon any such election and payment (or offset), neither party shall have any further rights or obligations with respect to such Segment hereunder.

     (d) In addition to the specific rights and remedies provided pursuant to the foregoing paragraphs (b) and (c) in connection with delays and anticipated delays in the delivery of Segments hereunder, QWEST shall be in default under this Agreement if the Acceptance Date with respect to any Segment has not occurred within one hundred twenty (120) days after the Estimated Delivery Date (a "Delivery Default"). From the date of any such Delivery Default, and until the Acceptance Date with respect to such Segment occurs, the IRU Fee with respect to such Segment, as determined or redetermined pursuant to Section 2.1 hereof, shall be reduced by an amount equal to

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % of such IRU Fee for each
thirty (30) days (or a pro rata percentage of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % for any period of less than
thirty (30) days) that elapse between such date of Delivery Default and the Acceptance Date.

     (e) The rights and remedies set forth in the foregoing Sections 18.2(c) and 18.2(d) shall be the sole remedies available to FRONTIER with respect to any failure by QWEST to construct, install, and conduct satisfactory Fiber

Acceptance Testing with respect to the FRONTIER Fibers comprising any Segment by the relevant Estimated Delivery Date (it being expressly acknowledged and agreed that the rights provided to FRONTIER pursuant to
Section 18.2(b) are provided only as an accommodation in the event of lengthy force majeure delays pursuant to Article XX, and that the events described in
Section 18.2(b) do not constitute defaults hereunder). With respect to all of QWEST's other obligations hereunder, in the event that QWEST shall fail to perform an obligation and such failure shall continue for a period of thirty
(30) days after FRONTIER shall have given QWEST written notice of such failure, QWEST shall be in default hereunder unless QWEST shall have cured such failure or such failure is otherwise waived in writing by FRONTIER within such thirty
(30) days; provided however, that where such failure cannot reasonably be cured
           ----------------
within such 30-day period, if QWEST shall proceed promptly to cure the same and prosecute such cure with due diligence, the time for curing such failure shall be extended for such period of time as may be necessary to complete such cure; and provided further, that if QWEST certifies in good faith to FRONTIER in
    ----------------
writing that failure has been cured, such failure shall be deemed to be cured unless FRONTIER otherwise notifies QWEST in writing within fifteen (15) days of receipt of such notice from QWEST. QWEST shall be in default hereunder automatically upon the making by QWEST of a general assignment for the benefit of its creditors, the filing by QWEST of a voluntary petition in bankruptcy or the filing by QWEST of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief, or (ii) one hundred twenty (120) days after the involuntary filing of a petition in bankruptcy or other insolvency protection against QWEST which is not dismissed within such 120-day period. Except as otherwise provided in this Section 18.2, upon any default by QWEST, after notice thereof from FRONTIER, FRONTIER may (i) take such action as it determines, in its sole discretion, to be necessary to correct the default, and, subject to Section 13.1, recover from QWEST its reasonable costs in correcting such default, and (ii) pursue any legal remedies it may have under applicable law or principles of equity relating to such default including specific performance.

                                  ARTICLE XIX.

                                  TERMINATION
                                  -----------

     19.1 This Agreement automatically shall terminate with respect to a Segment upon the expiration or termination of the Term of the IRU respecting such Segment pursuant to Article VI or Section 18.2 hereof.

     19.2 Upon the expiration or termination of this Agreement with respect to a Segment, the IRU in such Segment shall immediately terminate and all rights of FRONTIER to use the QWEST System, the FRONTIER Fibers, the Associated Property or any part thereof relating to such Segment, shall cease and QWEST shall owe FRONTIER no additional duties or consideration with respect to such Segment. Promptly thereupon, FRONTIER shall remove all of FRONTIER's electronics, equipment, separate Regeneration Facilities (as provided pursuant to Section 7.2) and other associated FRONTIER property from such Segment and any related QWEST facilities at its sole cost under QWEST's supervision (which supervision shall be without cost to FRONTIER).

     19.3 Notwithstanding the foregoing, no termination or expiration of this Agreement shall affect the rights or obligations of any party hereto (i) with respect to any then existing defaults or the obligation to make any payment hereunder for services rendered prior to the date of termination or expiration or (ii) pursuant to Article XII, Article XIII, Article XV or Article XVII herein, which shall survive the expiration or termination hereof.

                                  ARTICLE XX.

                                 FORCE MAJEURE
                                 -------------

     20.1 Neither party shall be in default under this Agreement if and to the extent that any failure or delay in such party's performance of one or more of its obligations hereunder is caused by any of the following conditions, and such party's performance of such obligation or obligations shall be excused and extended for and during the period of any such delay: act of God; fire; flood; fiber, Cable, or other material failures, shortages or unavailability or other delay in delivery not resulting from the responsible party's failure to timely place orders therefor (it being expressly acknowledged that the Cable that is being acquired for and installed in the QWEST System and that will include the

FRONTIER Fibers must include higher fiber counts than that necessary solely for the FRONTIER Fibers in order to permit completion of the entire QWEST System); lack of or delay in transportation; government codes, ordinances, laws, rules, regulations or restrictions (collectively, "Regulations"); war or civil disorder; strikes or other labor disputes; failure of a third party to grant or recognize an Underlying Right, or any other cause beyond the reasonable control of such party; provided that any delay caused by the failure of a third party to
               -------------
grant an Underlying Right shall constitute a force majeure delay hereunder only to the extent that such delay does not extend beyond a period of six months (such that the Estimated Delivery Date with respect to any Segment affected by such delay shall be extended only up to a period of six months of any such delay, and shall not be further extended if such delay extends beyond a period of six months). The party claiming relief under this Article shall notify the other in writing of the existence of the event relied on and the cessation or termination of said event.

                                  ARTICLE XXI

                               DISPUTE RESOLUTION
                               ------------------

     21.1 Except as provided in Sections 18.1 and 18.2, if the parties are unable to resolve any disagreement or dispute arising under or related to this Agreement, including without limitation, the failure to agree upon any item requiring a mutual agreement of the parties hereunder, they shall resolve the disagreement or dispute as follows:

     (a) Officers.  Either party may refer the matter to the Chief Executive
         --------
Officers or the Chief Operating Officers (the "Officers") of the parties by giving the other party written notice (a "Notice"). Within fifteen (15) days after delivery of a Notice, the Officers of both parties shall meet at a mutually acceptable time and place to exchange relevant information and to attempt to resolve the dispute.

     (b) Negotiation.  If the matter has not been resolved within thirty (30)
         -----------
days after delivery of such Notice, or if the Officers fail to meet within fifteen (15) days after delivery of such Notice, either party may initiate mediation and, if applicable, arbitration in accordance with the procedure set forth in subsections (c) and (d) below. All negotiations conducted by the Officers pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and State Rules of Evidence.



     (c) Mediation.  In the event a dispute exists between the parties and the
         ---------
respective Officers are unable to resolve the dispute, the parties agree to participate in a non-binding mediation procedure as follows:

     (i) A mediator will be selected by having counsel for each party agree on a single person to act as mediator. The parties' counsel as well as the Officers of each party and not more than two other participants from each party will appear before the mediator at a time and place determined by the mediator, but not more than sixty (60) days after delivery of a Notice. The fees of the mediator and other costs of mediation will be shared equally by the parties.

     (ii) Each party's counsel will have forty-five (45) minutes to present a review of the issue and argument before the mediator. After each counsel's presentation, the other counsel may present specific counter-arguments not to exceed ten (10) minutes. The 45-minute and 10-minute periods will be exclusive of the time required to answer questions from the mediator or attendees.

     (iii) After both presentations, the Officers may ask questions of the other side. At the conclusion of both presentations and the question periods, the Officers and their counsels will meet together to attempt to resolve the dispute. The length of the meeting will be as agreed between the parties. Either party may abandon the procedure at the end of the presentations and question periods if they feel it is not productive to go further. The mediation procedure is not binding on either party.

     (iv) The duties of the mediator are to be sure that the above set-out time periods are adhered to and to ask questions so as to clarify the issues and understandings of the parties. The mediator may also offer possible resolutions of the issues but has no duty to do so.

     (d) Arbitration.  If the matter is not resolved after applying the
         -----------
mediation procedures set forth above, or if either party refuses to take part in the mediation process, the parties hereby agree to submit all controversies, claims and matters of difference that are unresolved to arbitration in Chicago, Illinois, according to the commercial rules and practices of the American Arbitration Association ("AAA") from time to time in force, and in accordance with the following provisions of this subsection (d), and unless otherwise agreed by the parties and subject to the rights of the parties as provided in
Section 18.1 and Section 18.2 hereof (including the right not to continue to perform under this Agreement), they shall continue to perform under this Agreement during arbitration.

     (i) Arbitration discovery shall be conducted in accordance with the Federal Rules of Civil Procedure, with any disputes over the scope of discovery to be determined by the arbitrators, it being intended that the arbitrators shall allow limited, reasonable discovery prior to any hearing on the merits.

     (ii) Arbitration hereunder shall be by three independent and impartial arbitrators. Each of the parties shall appoint one arbitrator within thirty
(30) days after initiation of arbitration and the two arbitrators so appointed shall select a third arbitrator within forty-five (45) days after initiation of arbitration. In the event that the parties or the arbitrators fail to select arbitrators as required above, the AAA shall select such arbitrators.

     (iii) The AAA shall have the authority to disqualify any arbitrator who it determines not to be independent and impartial. The arbitrators shall be entitled to a fee commensurate with their fees for professional services requiring similar time and effort.

     (iv) The arbitrators shall conduct a hearing no later than sixty (60) days after initiation of the matter to arbitration, and a decision shall be rendered by the arbitrators within thirty (30) days of the hearing. At the hearing, the parties shall present such evidence and witnesses as they may choose, with or without counsel. Adherence to formal rules of evidence shall not be required but the arbitration panel shall consider any evidence and testimony that it determines to be relevant, in accordance with procedures that it determines to be appropriate. The arbitration determination shall be in writing and shall specify the factual and legal bases for the determination. The arbitrators may award legal or equitable relief, including but not limited to specific performance.

     (v) The parties agree that this submission and agreement to arbitrate shall be governed by and specifically enforceable in accordance with the laws of the State of Illinois. Arbitration may proceed in the absence of any party if prior written notice of the proceedings has been given to such party. The parties agree to abide by all decisions and determinations rendered in such proceedings. Such decisions and determinations shall be final and binding on all parties.
All decisions and determinations may be filed with the clerk of one or more courts, state, federal or foreign having jurisdiction over the party against whom it is rendered or its property, as a basis of judgment.

     (vi) The arbitrators' fees and other costs of the arbitration shall be borne by the party against whom the award is rendered, except as the arbitration panel may otherwise provide in its written opinion.


                                 ARTICLE XXII.

                                      WAIVER
                                     ------

     22.1 The failure of either party hereto to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

                                 ARTICLE XXIII.



                                 GOVERNING LAW
                                 -------------

     23.1 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois, without reference to its choice of law principles. Any litigation based hereon, or arising out of or in connection with a default by either party in the performance of its obligations hereunder, shall be brought and maintained exclusively in the courts of the State of Illinois or in the United States District Court for the Northern District of Illinois, and each party hereby irrevocable submits to the jurisdiction of such courts for the purpose of any such litigation and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation.

                                 ARTICLE XXIV.

                             RULES OF CONSTRUCTION
                             ---------------------

     24.1 The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement which import the singular connotation shall be interpreted as plural, and words which import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require.

     24.2 Unless expressly defined herein, words having well known technical or trade meanings shall be so construed. All listing of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

     24.3 Except as set forth to the contrary herein, any right or remedy of FRONTIER or QWEST shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

     24.4 Except as expressly provided in Section 28.1, nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement.

     24.5 This Agreement has been fully negotiated between and jointly drafted by the parties.

     24.6 All actions, activities, consents, approvals and other undertakings of the parties in this Agreement shall be performed in a reasonable and timely manner, it being expressly acknowledged and understood that time is of the essence in the performance of obligations required to be performed by a date expressly specified herein. Except as specifically set forth herein, for the purpose of this Agreement the standards and practices of performance within the telecommunications industry in the relevant market shall be the measure of a party's performance.

                                  ARTICLE XXV.


                       ASSIGNMENT AND DARK FIBER TRANSFERS
                      -----------------------------------

     25.1 Except as provided below, QWEST shall not assign, encumber or otherwise transfer this Agreement or all or any portion of its rights or obligations hereunder to any other party without the prior written consent of FRONTIER, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, QWEST shall have the right, without FRONTIER's consent, to (i) subcontract any of its construction or maintenance obligations hereunder, or (ii) assign or otherwise transfer this Agreement in whole or in part (A) as collateral to any institutional lender to QWEST (or institutional lender to any permitted transferee or assignee of QWEST) subject to the prior rights and obligations of the parties hereunder, (B) to any parent, subsidiary or affiliate of QWEST, (C) to any person, firm or corporation which shall control, be under the control of or be under common control with QWEST, or (D) any corporation or other entity into which QWEST may be merged or consolidated or which purchases all or substantially all of the stock or assets of QWEST, or
(E) any partnership, joint venture or other business entity of which QWEST or any wholly owned subsidiary of QWEST HOLDING CORPORATION owns at least 50 percent of the equity interests thereof and which cannot make major decisions without the consent of QWEST (or subsidiary of QWEST HOLDING CORPORATION); provided that the assignee or transferee in any such circumstance shall continue to be subject to all of the provisions of this Agreement, including without limitation, this Section 25.1 (except that any lender referred to in clause (A) above shall not incur any obligations under this Agreement nor shall it be restricted from exercising any right of enforcement or foreclosure with respect to any related security interest or lien, so long as the purchaser in foreclosure is subject to the provisions of this Agreement, including, without limitation, this Section 25.1); and provided further that promptly following any
                                    ---------------------
such assignment or transfer, QWEST shall give FRONTIER written notice identifying the assignee or transferee. In the event of any permitted partial assignment of any rights hereunder, QWEST shall remain the sole point of contact with FRONTIER. No permitted partial or complete assignment shall release or discharge QWEST from its duties and obligations hereunder.

     25.2 Except as provided in this Section 25.2 and the following Section 25.3, FRONTIER shall not assign, encumber or otherwise transfer this Agreement or all or any of portion of its rights or obligations hereunder to any other party without the prior written consent of QWEST, which consent will not be unreasonably withheld or delayed. Subject to the provisions of Section 25.3 (which provision shall be binding upon any permitted assignee or transferee hereunder), FRONTIER shall have the right, without QWEST's consent, to assign or otherwise transfer this Agreement in whole or in part (i) as collateral to any institutional lender to FRONTIER (or institutional lender to any permitted transferee or assignee of FRONTIER) subject to the prior rights and obligations of the parties hereunder, (ii) to any parent, subsidiary or affiliate of FRONTIER, (iii) to any person, firm or corporation which shall control, be under the control of or be under common control with FRONTIER, or
(iv) any other entity into which FRONTIER may be merged or consolidated or which purchases all or substantially all of the stock or assets of FRONTIER or (v) any partnership, joint venture or other business entity of which FRONTIER or any wholly owned subsidiary of FRONTIER CORPORATION owns at least 50 percent of the equity interests thereof and which cannot make major decisions without the consent of FRONTIER CORPORATION (or subsidiary of FRONTIER CORPORATION); provided that no assignment or other transfer under this clause (v) shall be permitted hereunder if its purpose or effect would constitute, directly or indirectly, a Restricted Transaction (as defined in Section 25.3(a)) or otherwise violate the provisions of Section 25.3(a); provided that the assignee
                                                     -------------
or transferee in any such circumstance shall continue to be subject to all of the provisions of this Agreement, including without limitation this Section 25.2 and the following Section 25.3 (except that any lender referred to in clause (i) above shall not incur any obligations under this Agreement, nor shall it be restricted from exercising any right of enforcement or foreclosure with respect to any related security interest or lien, so long as the purchaser in foreclosure is subject to the provisions of this Agreement, including, without limitation, this Section 25.2 and the following Section 25.3); and provided
                                                                   --------
further that in any of circumstances described in clauses (ii), (iii) or (iv)
- - ------------
all of the payment obligations of FRONTIER hereunder for the remainder of the Term shall be fully guaranteed by Frontier Corporation or shall be paid in full as a condition to such transfer or assignment; and provided further that
                                                   ---------------------
promptly following any such assignment or transfer, FRONTIER shall give QWEST written notice identifying the assignee or transferee. In the event of any permitted partial assignment of any rights hereunder, FRONTIER shall remain the sole party and point of contact with QWEST hereunder. No permitted partial or complete assignment shall release or discharge FRONTIER or Frontier Corporation from its duties and obligations hereunder.

     25.3 (a) Notwithstanding the provisions of Article XI, except as expressly permitted in Section 25.2(i)-(v), inclusive, without the prior written consent of QWEST, which consent may be withheld in QWEST's sole discretion, until the Restriction Termination Date (as defined below) shall have occurred with respect to any Segment delivered hereunder, FRONTIER shall not sell, assign, lease, grant an IRU with respect to, exchange, encumber, or otherwise in any manner transfer or make available in any manner to any third party the ownership, right to use, or use of, or access in any manner to, any of FRONTIER's rights in the whole and discrete FRONTIER Fibers comprising such Segment as Dark Fibers (any of the foregoing, a "Restricted Transaction") (or engage in substantive discussions or negotiations with respect to a Restricted Transaction), or otherwise engage in a similar transaction with respect to any FRONTIER Fibers comprising such Segment in a manner designed or intended to circumvent the foregoing limitations. The restrictions and prohibitions imposed under this Section 25.3(a) apply to the FRONTIER Fibers as Dark Fibers only, and nothing contained herein shall restrict or prohibit FRONTIER from creating telecommunications capacity along or through the FRONTIER Fibers by the addition of FRONTIER's electronic and optronic equipment and selling or otherwise permitting third parties to use such telecommunications capacity. For purposes hereof, (i) with respect to each Segment for which the Estimated Delivery Date (without regard to any extension under 33.1(d)), as set forth in Exhibit A, is scheduled to occur on or before

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    , the Restriction
Termination Date shall mean

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     (A) plus such number of
days, if any, by which the Estimated Delivery Date for such Segment is extended as provided in Section 33.1(d)(B), and (B) subject to the immediately following proviso, plus such number of days, if any, by which the Estimated Delivery Date for such Segment is extended as provided in Section 33.1(d)(A), provided that such extension by this clause (B) of this Section 25.3(a) shall not apply to a Restricted Transaction covering an aggregate of at least

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     route miles of the
FRONTIER fibers within the QWEST System; and (ii) with respect to each Segment for which the Estimated Delivery Date (without regard to any extension under 33.1(d)), as set forth in Exhibit A, is scheduled to occur after

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    , the Restriction Termination Date shall mean the date that is

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     months after the actual Estimated
Delivery Date for such Segment.

     (b) Notwithstanding the provisions of Section 25.3(a), if and to the extent that FRONTIER exercises the System Fiber Option pursuant to
Section 1.4(a) or (b) hereof or the Sacramento/Seattle Fiber Option pursuant to Section 1.4(c) hereof, FRONTIER may sell, assign, lease, grant an IRU with respect to, exchange, or otherwise transfer the ownership, right to use, or use of FRONTIER's rights (each, a "Permitted Transfer") (i) in any or all of the Optional System Dark Fibers so acquired to that particular third party separately identified by FRONTIER to, and approved by, QWEST as of the date hereof for this purpose (the "Permitted System Acquiror"), or (ii) in any or all of the Optional Sacramento/Seattle Dark Fibers so acquired by FRONTIER to that particular third party separately identified by FRONTIER to QWEST as of the date hereof for this purpose (the "Permitted Sacramento/Seattle Acquiror"); provided that each of the Permitted System Acquiror and Permitted Sacramento/Seattle Acquiror shall be an Interest Holder as defined in Section 10.4 hereof and shall be subject to all of the obligations, limitations and requirements otherwise applicable to FRONTIER under this Agreement, including, without limitation, Article XXV, with respect to the Optional System Dark Fibers and Optional Sacramento/Seattle Dark Fibers, respectively, and FRONTIER shall provide to QWEST written evidence, reasonably satisfactory to QWEST, thereof; and provided further that the amount payable by the Permitted System Acquiror and Permitted Sacramento/Seattle Acquiror to FRONTIER in consideration of any such Permitted Transfer shall be not less than $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     per mile.
No such Permitted Transfer shall relieve FRONTIER from any of its obligations hereunder, or Frontier Corporation from any of its obligations under the Guaranty, and FRONTIER shall continue to be the sole party and point of contact with QWEST hereunder. Any and all of the Optional System Dark Fibers and Optional Sacramento/Seattle Dark Fibers acquired by FRONTIER that it does not transfer to the Permitted System Acquiror or Permitted Sacramento/Seattle Acquiror, respectively, shall remain subject to all of the requirements and limitations of this Article XXV.

               (c) Notwithstanding the provisions of Section 25.3(a), from the date hereof until the date that is thirty (30) days after the date hereof, FRONTIER may make a Permitted Transfer in up to twelve (12) of the Dark Fibers to be subject to the IRU in Segment 23 hereunder to a that particular third party separately identified by FRONTIER to, and approved by, QWEST as of the date hereof for this purpose (the "Permitted Segment 23 Acquiror");
provided that the Permitted Segment 23 Acquiror shall be an Interest Holder as
- -------------
defined in Section 10.4 hereof and shall be subject to all of the obligations, limitations and requirements otherwise applicable to FRONTIER under this Agreement, including, without limitation, Article XXV, with respect to the Dark Fibers so transferred and FRONTIER shall provide to QWEST written evidence, reasonably acceptable to QWEST, thereof; and provided further that the amount payable by the Permitted
                    ---------------------
Segment 23 Acquiror to FRONTIER in consideration of any such Permitted Transfer shall not be less than $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

       per route mile. No such Permitted Transfer shall relieve FRONTIER from any of its obligations hereunder, or Frontier Corporation from any of its obligations under the Guaranty, and FRONTIER shall continue to be the sole party and point of contact with QWEST hereunder.

     25.4 QWEST and FRONTIER recognize that QWEST may desire to obtain tax-deferred exchange treatment pursuant to Section 1031 of the Internal Revenue Code, as amended, with respect to certain of the Dark Fibers and Associated Property in which the IRUs are to be granted hereunder and which are used or held for use by QWEST in its business as of the date hereof (the "Existing Properties"), and FRONTIER agrees to reasonably cooperate as provided herein in obtaining such treatment (at no cost or expense to FRONTIER). Accordingly, notwithstanding any provision contained in this Agreement to the contrary, QWEST may, at its sole option, on or prior to the Acceptance Date for any relevant Segment, appoint a third party (the "Intermediary") as agent for QWEST with respect to the transfer of the Existing Properties to FRONTIER, and assign its rights under this Agreement (insofar as they relate to the Existing Properties) to such Intermediary. If QWEST so elects to appoint an Intermediary, QWEST shall notify FRONTIER, in writing, on or prior to the Acceptance Date with respect to the relevant Segment, and shall provide FRONTIER with copies of all agreements between QWEST and the Intermediary. If QWEST appoints an Intermediary, QWEST shall transfer the Existing Properties or such portion thereof as designated by QWEST to the Intermediary, and FRONTIER shall pay the IRU Fee with respect to the Existing Properties (as designated by QWEST) to the Intermediary; provided that QWEST agrees that such transfer shall be expressly
              -------------
subject to this Agreement, and that QWEST shall remain liable for performance under this Agreement to the same extent as if it had not appointed an Intermediary; provided that in such event QWEST shall indemnify and hold
              -------------
harmless FRONTIER from and against any and all loss, damage, cost or expense suffered, sustained or incurred by FRONTIER in connection with any such cooperation and/or payment of such IRU Fee to such Intermediary.

     25.5 This Agreement and each of the parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.

                                 ARTICLE XXVI.

                REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS
                -----------------------------------------------

     26.1      Each party represents and warrants that:
    (a) it has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement;

     (b) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, creditors' rights and general equitable principles; and

     (c) its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body.

     26.2 QWEST represents and warrants that the Segments of the QWEST System that it has heretofore constructed or will construct pursuant hereto have been or shall be designed, engineered, installed, and constructed in compliance with the terms and provisions of this Agreement and in material compliance with any and all applicable building, construction and safety codes for such construction and installation, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations.

     26.3 With respect to each of the Segments that has been constructed prior to the date hereof, QWEST represents and warrants that such Segment, when constructed, generally was constructed substantially in accordance with the specifications set forth in Exhibit C hereto, and QWEST has no actual knowledge on the date hereof of any material deviation in the construction of such Segment from such specifications. If, within twelve (12) months from the respective Acceptance Date for each of the Segments referred to in this Section 26.3 , there is an event or occurrence that is caused by a material deviation in the construction or installation of any of such Segments from such specifications, and which has a material adverse affect on the operation or performance of the FRONTIER Fibers in such Segment, then, promptly following receipt of written notice thereof from FRONTIER, QWEST, at its sole cost and expense, shall undertake to repair the affected portion of such Segment to the relevant specifications.

     26.4 QWEST represents and warrants that the Segments of the QWEST System that it constructs pursuant hereto shall be constructed in all material respects in accordance with the specifications set forth in Exhibit C hereto; provided that FRONTIER's sole rights and remedies with respect to any failure to so construct shall be (i) to inspect the construction, installation and splicing, and participate in the acceptance testing, of the FRONTIER Fibers incorporated in each such Segment, during the course and at the time of the relevant construction, installation and testing periods for each Segment, as provided in Articles III and IV, (ii) if, during the course of such construction, installation and testing any material deviation from the specifications set forth in Exhibit C is discovered, the construction or installation of the affected portion of the Segment shall be repaired to such specification by QWEST at QWEST's sole cost and expense, and (iii) if, at any time prior to the date that is twelve (12) months after the Acceptance Date, FRONTIER shall notify QWEST in writing of its discovery of a material deviation from the specifications set forth in Exhibit C with respect to any such Segment (which notice shall be given within thirty (30) days of such discovery) the construction or installation of the affected portion of such Segment shall be repaired to such specification by QWEST at QWEST's sole cost and expense. For purposes hereof, "material deviation" means a deviation which is reasonably likely to have a material adverse affect on the operation or performance of the FRONTIER Fibers affected thereby.

     26.5 EXCEPT AS SET FORTH IN THE FOREGOING PARAGRAPHS 26.2, 26.3 AND 26.4, AND EXCEPT AS MAY BE SET FORTH SPECIFICALLY AND EXPRESSLY ELSEWHERE IN THIS AGREEMENT, QWEST MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE FRONTIER FIBERS OR THE SEGMENTS DELIVERABLE HEREUNDER, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

     26.7 The parties acknowledge and agree that on and after the relevant Acceptance Date FRONTIER's sole rights and remedies with respect to any defect in or failure of the FRONTIER Fibers to perform in accordance with the applicable vendor's or manufacturer's specifications with respect to the FRONTIER Fibers shall be limited to the particular vendor's or manufacturer's warranty with respect thereto, which warranty, to the extent permitted by the terms thereof, shall be assigned to FRONTIER upon its request. In the event any maintenance or repairs to the QWEST System are required as a result of a breach of any warranty made by any manufacturers, contractors or vendors, unless FRONTIER shall elect to pursue such remedies itself, QWEST shall pursue all remedies against such manufacturers, contractors or vendors on behalf of FRONTIER, and QWEST shall reimburse FRONTIER's costs for any maintenance FRONTIER has incurred as a result of any such breach of warranty to the extent the manufacturer, contractor or vendor has paid such costs.

     26.8      QWEST and FRONTIER acknowledge and agree:

     (a) that each grant of the IRU in the Frontier Fibers and Associated Property for a Segment hereunder (each herein called a "Grant") will be treated by each of them, vis-a-vis the other, as of and after the relevant effective date thereof as described in Section 6.1, an executed grant to FRONTIER of an interest in real property with respect to such Segment; and

     (b) that, from and after the effective date of a Grant with respect to a Segment, no material obligation of either QWEST or FRONTIER will remain to be performed with respect to such Grant or Segment; and

     (c) that, with respect to each such Grant, this Agreement is not intended as an executory contract or unexpired lease subject to assumption, rejection, or assignment by the trustee in bankruptcy of any party to this Agreement, including, without limitation, assumption, rejection, or assignment under Bankruptcy Code Section 365.

                                 ARTICLE XXVII.

                          ENTIRE AGREEMENT; AMENDMENT
                          ---------------------------

     27.1 This Agreement, together with any Confidentiality Agreement entered into in connection herewith and the letter identifying the Permitted System Acquiror and the Sacramento/Seattle Acquiror as contemplated by Section 25.3(b) hereof and the Permitted Segment 23 Acquiror as contemplated by Section 25.3(c) and the letter dated October 16, 1996 regarding certain state and local tax matters constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are hereby made a part of this Agreement. To the extent that any of the provisions of any Exhibit hereto are inconsistent with the express terms of this Agreement, the terms of this Agreement shall prevail. This Agreement may only be modified or supplemented by an instrument in writing executed by a duly authorized representative of each party and delivered to the party relying on the writing.

                                ARTICLE XXVIII.

                             NO PERSONAL LIABILITY
                             ---------------------

     28.1 Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer or director of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Article and shall be entitled to enforce the obligations of this Article.

                                 ARTICLE XXIX.

                          RELATIONSHIP OF THE PARTIES
                          ---------------------------

     29.1 The relationship between FRONTIER and QWEST shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including, but not limited to federal income tax purposes. FRONTIER and QWEST, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk subject, however, to the terms and conditions hereof.

                                  ARTICLE XXX.

                                 LATE PAYMENTS
                                 -------------

     30.1 In the event a party shall fail to make any payment under this Agreement when due, such amounts shall accrue interest, from the date such payment is due until paid, including accrued interest compounded monthly, at an annual rate equal to

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

       of the prime rate of interest published by The Wall
Street Journal as the base rate on corporate loans posted by a substantial percentage of the nation's largest banks on the date any such payment is due or, if lower, the highest percentage allowed by law.

                                 ARTICLE XXXI.

                                 SEVERABILITY
                                 ------------



     31.1 If any term, covenant or condition contained herein shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                                ARTICLE XXXII.

                                 COUNTERPARTS
                                 ------------

     32.1 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

                                ARTICLE XXXIII.

                              CERTAIN DEFINITIONS
                              -------------------

     33.1 The following terms shall have the stated definitions in this Agreement.

     (a) "Cable" means the fiberoptic cable and the fibers contained therein, and associated splicing connections, splice boxes, and vaults to be installed by QWEST as part of the QWEST System.

     (b) "Costs" means actual, direct costs paid or payable in accordance with the established accounting procedures generally used by QWEST and which it utilizes in billing third parties for reimbursable projects which costs shall include, without limitation, the following: (i) internal labor costs, including wages and salaries, and benefits and overhead allocable to such labor costs (with the overhead allocation percentage equal to thirty percent (30%)), and
(ii) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

     (c) "Dark Fiber" means fiber provided without electronics or optronics, and which is not "lit" or activated; provided that such fiber may be used in any
                                 -------------
manner and for any purpose permitted under Article XI.

     (d) "Estimated Delivery Date" means, with respect to each Segment of the QWEST System to be delivered hereunder, the date set forth in Exhibit A hereto with respect to such Segment, as any such date may be extended for and during
(A) the period of any delay described in Article XX and/or (B) the period of any payment default pursuant to Section 18.1 with respect to any Segment and/or (C) the aggregate number of days of the FRONTIER Review Period or Periods (in the event of multiple remedy attempts) under Section 4.2 with respect to such Segment.

     (e) "Impositions" means all taxes, fees, levies, imposts, duties, charges or withholdings of any nature (including, without limitation, gross receipts taxes and franchise, license and permit fees), together with any penalties, fines or interest thereon (except for penalties or interest imposed as a direct result of acts or failures to act on the part of QWEST) arising out of the transactions contemplated by this Agreement and/or imposed upon the QWEST System by any federal, state or local government or other public taxing authority.

     (f) "Indefeasible Right of Use" or "IRU" means (i) an exclusive, indefeasible right of use, for the purposes described herein, in the FRONTIER Fibers, as granted in Article II, and (ii) an associated non-exclusive, indefeasible right of use, for the purposes described herein, in the Associated Property; provided that the IRUs granted hereunder do not provide FRONTIER with
          -------------
any ownership interest in or other rights to physical access to, control of, modification of, encumbrance in any manner of, or other use of the QWEST System except as expressly set forth herein.

     (g) "Pre-Existing Cal-Fiber Lien" means any and all security interests and liens in favor of NTFC Capital Corporation (and its successors and assigns) securing up to $28,000,000 principal amount plus accrued interest of indebtedness of QWEST under the Term Loan Agreement dated as of June 16, 1994 between QWEST (then known as Southern Pacific Telecommunications Company) and NTFC Capital Corporation, as the same may be amended from time to time, on the collateral described therein, such collateral generally being described as the Cal-Fiber telecommunications system located between One Wilshire Building, 624 South Grand Avenue, Los Angeles, California and 101 Roseville Street, Roseville, California.

     (h) "POP" means the FRONTIER point of presence at locations along the QWEST System route.

     (i) "PSWP" means Planned System Work Period, which is a prearranged period of time reserved for performing certain work on the QWEST System that may potentially impact traffic. Generally, this will be restricted to weekends, avoiding the first and last weekend of each month and high-traffic weekends. The PSWP shall be agreed upon pursuant to Exhibit H.

     (j) "QWEST System" shall have the meaning ascribed thereto in Recital A.

     (k) When used herein in connection with a covenant of a party to this Agreement "best efforts" shall not obligate such party, unless otherwise specifically required by the operative covenant, to make unreimbursed expenditures (other than costs or expenditures that would have been required of such party in the absence of the requirements of such covenant) that are material in amount, in light of the circumstances to which the requirement to use best efforts applies.


In confirmation of their consent and agreement to the terms and conditions contained in this IRU Agreement and intending to be legally bound hereby, the parties have executed this IRU Agreement as of the date first above written.

"QWEST":

QWEST COMMUNICATIONS CORPORATION, a


Delaware corporation


By:  /s/ Robert S. Woodruff
   ____________________________________________________
Name:  Robert S. Woodruff
Title:  Executive Vice President

"FRONTIER":

FRONTIER COMMUNICATIONS INTERNATIONAL INC., a
Delaware corporation


By:  /s/ Robert L. Barrett
   ____________________________________________________
Name:  Robert L. Barrett
Title:  Executive Vice President

                            Frontier - Exhibit A-1
                     System Description and Delivery Dates



                                                                                   ESTIMATED              ESTIMATED
SEGMENT                                                                           SYSTEM ROUTE            DELIVERY
NO.                  SEGMENT (PRIORITY SEGMENTS IN ITALICS)                          MILES                  DATE
-----------------------------------------------------------------------------------------------------------------------------------
BASIC ROUTE
----------------------------------------------------------
1A                   Chicago - Detroit                                               305                  1/31/98
1B                   Detroit - Cleveland                                             165                  2/15/98
1C                   Cleveland - Pittsburgh                                          162                   3/1/98
1D                   Pittsburgh - Philadelphia                                       356                  3/31/98
1E                   Philadelphia - Washington, D.C.                                 138                  4/30/98
                     Chicago - Detroit - Cleveland -
                     Washington, DC                        TOTAL                   1,126                  4/30/98

2A                   Cleveland - Columbus                                            133                  8/31/97
2B                   Columbus - Cincinnati                                           125                  8/31/97
                     Cleveland - Cincinnati                TOTAL                     258                  8/31/97

4                    Indianapolis - Chicago                                          215                 12/31/97

5                    Indianapolis - St. Louis                                        248                  7/31/97

6                    St. Louis - Kansas City                                         297                   7/1/97

7                    Kansas City - Topeka                                             75                  7/31/97

8                    Denver - Topeka                                                 565                  7/31/97

9A                   Denver - Grand Junction                                         271                  7/31/97
9B                   Grand Junction - Salt Lake City                                 295                  7/31/97
                     Denver - Salt Lake City               TOTAL                     566                  7/31/97

10A                  Salt Lake City - Reno                                           575                  7/31/97
10B                  Reno - Roseville                                                136                  7/31/97
                     Salt Lake - Roseville                 TOTAL                     711                  7/31/97

11A                  Roseville - Oakland                                             111                  4/30/97
11B                  Oakland - San Jose                                               43                  4/30/97
                     Roseville - San Jose                  TOTAL                     154                  4/30/97

12A                  San Jose - Salinas                                               71                   7/1/97
12B                  Salinas - San Luis Obispo                                       132                   7/1/97
12C                  San Luis Obispo - Santa Barbara                                 119                   7/1/97
12D                  Santa Barbara - Los Angeles                                     107                   7/1/97
                     San Jose - Los Angeles                TOTAL                     429                   7/1/97

                                    A-1 - 1

                            Frontier - Exhibit A-1
                     System Description and Delivery Dates



                                                                                   ESTIMATED              ESTIMATED
SEGMENT                                                                           SYSTEM ROUTE            DELIVERY
NO.                  SEGMENT (PRIORITY SEGMENTS IN ITALICS)                          MILES                  DATE
-----------------------------------------------------------------------------------------------------------------------------------

13A                  Los Angeles - Anaheim                                             2                    7/1/97
13B                  Anaheim - San Diego                                              32                   8/31/97
13C                  San Diego - Yuma                                                235                  12/31/97
13D                  Yuma - Phoenix                                                  187                   1/31/98
                     Los Angeles - San Diego - Phoenix     TOTAL                     586                   1/31/98

14A                  Phoenix - Tucson                                                123                   2/28/98
14B                  Tucson - El Paso                                                310                   3/31/98
                     Phoenix - Tucson - El Paso            TOTAL                     433                   3/31/98

15A                  El Paso - San Antonio                                           586                   5/31/98
15B                  San Antonio - Austin                                             85                   1/31/98
15C                  Austin - Houston                                                221                  12/31/97
                     El Paso - San Antonio - Houston       TOTAL                     892                   5/31/98

16                   Houston - Dallas                                                269                   4/30/97

17A                  Dallas - Oklahoma City                                          264                   1/31/98
17B                  Oklahoma City - Tulsa                                           119                   1/31/98
17C                  Tulsa - Kansas City                                             256                   1/31/98
                     Dallas - Kansas                       TOTAL                     639                   1/31/98

18                   Cincinnati - Indianapolis                                       117                    7/1/97

23                   Denver - El Paso                      TOTAL                     746*                  3/31/98

24A                  Sacramento - Chico                                               98*                  1/31/98
24B                  Chico - Redding                                                  75*                  1/31/98
24C                  Redding - Medford                                               177*                  1/31/98
24D                  Medford - Eugene                                                206*                  1/31/98
24E                  Eugene - Portland                                               123*                  1/31/98
                     Sacramento - Portland                 TOTAL                     679*                  1/31/98

25                   Portland - Seattle                                              182*                  1/31/98

 * Dates shown for segments indicated are for first 12 fibers; second 12 are due
  12 months later

                                    A-1 - 2

                            Frontier - Exhibit A-1
                     System Description and Delivery Dates



                                                                                   ESTIMATED              ESTIMATED
SEGMENT                                                                           SYSTEM ROUTE            DELIVERY
NO.                  SEGMENT (PRIORITY SEGMENTS IN ITALICS)                          MILES                  DATE
-----------------------------------------------------------------------------------------------------------------------------------

27                   San Jose - San Francisco                                         56                   4/30/97

28A                  Boston - Albany                                                 208                  12/31/97
28B                  Albany - Buffalo                                                298                  12/31/97
28C                  Buffalo - Cleveland                                             197                  12/31/97
                     Boston - Cleveland                    TOTAL                     703                  12/31/97
29                   Albany - New York City                                          157                   5/31/98

30                   New York City - Philadelphia                                     95                   5/31/98

                     BASIC ROUTE                                                  10,198                   5/31/98

OPTION 1 ROUTE
-----------------------------------------------------------

22A                  Chicago - Cedar Rapids                                          255                   3/31/98
22B                  Cedar Rapids - Des Moines                                       120                   4/30/98
22C                  Des Moines - Omaha                                              140                   4/30/98
22D                  Omaha - Topeka                                                  224                   6/30/98
                     TOTAL - Chicago - Topeka, OPTION 1                              739                   6/30/98

                     BASIC ROUTE & OPTION 1 SUB TOTAL                             10,937                   6/30/98

OPTION 1A ROUTE (ASSUMING THAT OPTION 1 IS NOT EXERCISED)
-----------------------------------------------------------

21A                  Chicago - Milwaukee                                              84                  10/31/98
21B                  Milwaukee - Green Bay                                           118                  10/31/98
21C                  Green Bay - Minneapolis                                         295                  10/31/98
21D                  Minneapolis - Des Moines                                        281                  10/31/98
22C                  Des Moines - Omaha                                              140                  10/31/98
22D                  Omaha - Topeka                                                  224                  10/31/98
                     TOTAL - Chicago - Des Moines, OPTION 1A                       1,142                  10/31/98

                     BASIC ROUTE & OPTION 1A SUB TOTAL                            11,340                  10/31/98

                                    A-1 - 3

                            Frontier - Exhibit A-1
                     System Description and Delivery Dates


                                                                                   ESTIMATED              ESTIMATED
SEGMENT                                                                           SYSTEM ROUTE            DELIVERY
NO.                  SEGMENT (PRIORITY SEGMENTS IN ITALICS)                          MILES                  DATE
------------------------------------------------------------------------------------------------------------------------------------

3                    Cincinnati - Louisville                                         107                  7/30/98

19A                  Louisville - Nashville                                          189                  9/30/98
19B                  Nashville - Chattanooga                                         147                 10/31/98
19C                  Chattanooga - Atlanta                                           137                 10/31/98
                     Louisville - Nashville - Atlanta      TOTAL                     473                 10/31/98

20A                  Atlanta - Charlotte                                             261                 10/31/98
20B                  Charlotte - Raleigh                                             174                  8/31/98
20C                  Raleigh - Richmond                                              301                 10/31/98
20D                  Richmond - Washington, DC                                       110                 10/31/98
                     Atlanta - Raleigh - Washington        TOTAL                     846                 10/31/98
                     OPTION 2 TOTAL                                                1,426                 10/31/98

                     TOTAL (BASIC, OPTION 1 & OPTION 2 ROUTES)                    12,363                 10/31/98

                     TOTAL (BASIC, OPTION 1A & OPTION 2 ROUTES)                   12,766                 10/31/98

                                    A-1 - 4

                                  EXHIBIT A-2

[MAP APPEARS HERE]

Exhibit A-2 is a map of the United States with the heading "General Route Map" showing state lines and routes of the fiber optic network upon completion. The legend shows that a red line is the Base Route, a blue line is Route 1, an orange line is Route 1A, a green line is Route 2, and one inch equals 225 miles. The Base Route travels east to west through Massachusetts, Connecticut, New York, Pennsylvania, New Jersey, Maryland, Michigan, Ohio, Indiana, Illinois, Missouri, Kansas, Colorado, Utah and Nevada to California. The Base Route also travels north to south through Washington, Oregon, California, Arizona, New Mexico, Texas and Oklahoma. Route 1 travels east to west through Illinois, Iowa, Nebraska and Kansas. Route 1A travels east to west through Illinois, Wisconsin, Minnesota and Iowa. Route 2 travels east to west through Maryland, Virginia, North Carolina, South Carolina, Georgia, Tennessee, Kentucky and Ohio.



                                  EXHIBIT A-3

                    BASIC AND OPTIONAL DETAILED ROUTE MAPS





## 128 PAGES OF MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR CONFIDENTIAL TREATMENT##




                                  Exhibit A-4
                  Designated Endpoint and Intermediate Cities



CITY               ST  LATA     LATA NAME              CITY            ST  LATA    LATA NAME
---------------------  ----     ---------              ------------------  ----    ----------

Phoenix            AZ   666     Phoenix                Youngstown      OH   322    Youngstown
Tucson             AZ   668     Tucson                 Oklahoma City   OK   536    Oklahoma City
Yuma               AZ   666     Phoenix                Tulsa           OK   538    Tulsa
Anaheim            CA   730     Los Angeles            Eugene          OR   670    Eugene
Chico              CA   724     Chico                  Medford         OR   670    Eugene
Los Angeles        CA   730     Los Angeles            Portland        OR   672    Portland
Oakland            CA   722     San Francisco          Salem           OR   672    Portland
Redding            CA   724     Chico                  Harrisburg      PA   226    Capitol, PA
Roseville          CA   726     Sacramento             Philadelphia    PA   228    Philadelphia
Sacramento         CA   726     Sacramento             Pittsburgh      PA   234    Pittsburgh
Salinas            CA   736     Monterey               Austin          TX   558    Austin
San Diego          CA   732     San Diego              Bryan           TX   570    Hearne
San Francisco      CA   722     San Francisco          Dallas          TX   552    Dallas
San Jose           CA   722     San Francisco          El Paso         TX   540    El Paso
San Luis Obispo    CA   740     San Luis Obispo        Ft. Worth       TX   552    Dallas
Santa Barbara      CA   730     Los Angeles            Houston         TX   560    Houston
Colorado Springs   CO   658     Colorado Spr.          Mexia           TX   556    Waco
Denver             CO   656     Denver                 San Antonio     TX   566    San Antonio
Grand Junction     CO   656     Denver                 Provo           UT   660    Utah
Pueblo             CO   658     Colorado Spr.          Salt Lake City  UT   660    Salt Lake City
Washington         DC   236     Washington DC          Seattle         WA   674    Seattle
Chicago            IL   358     Chicago          OPTION 1
Indianapolis       IN   336     Indianapolis           Des Moines      IA   632    Des Moines
South Bend         IN   332     South Bend             Cedar Rapids    IA   635    Cedar Rapids
Topeka             KS   534     Topeka                 Lincoln         NE   958    Lincoln
Boston             MA   128     East Mass              Omaha           NE   644    Omaha
Baltimore          MD   238     Baltimore
Battle Creek       MI   348     Grand Rapids     OPTION 1A
Detroit            MI   340     Detroit                Des Moines      IA   632    Des Moines
Kansas City        MO   524     Kansas City            Minneapolis     MN   628    Minneapolis
St. Louis          MO   520     St. Louis              Owatonna        MN   620    Rochester
Newark             NJ   224     North Jersey           Lincoln         NE   958    Lincoln
Trenton            NJ   222     Delaware Valley        Omaha           NE   644    Omaha
Albuquerque        NM   664     New Mexico             Eau Claire      WI   352    Northwest WI
Santa Fe           NM   664     New Mexico             Green Bay       WI   350    Northeast WI
Reno               NV   720     Reno                   Milwaukee       WI   356    Southeast WI
Albany             NY   134     Albany           OPTION 2
Buffalo            NY   140     Buffalo                Atlanta         GA   438    Atlanta
New York           NY   132     New York Metro         Bowling Green   KY   464    Owensboro
Poughkeepsie       NY   133     Poughkeepsie           Louisville      KY   462    Louisville
Rochester          NY   974     Rochester              Charlotte       NC   422    Charlotte
Syracuse           NY   136     Syracuse               Greensboro      NC   424    Greensboro
Utica              NY   136     Syracuse               Raleigh         NC   426    Raleigh

                                                                                   A-4-1

                                  Exhibit A-4
                  Designated Endpoint and Intermediate Cities


CITY               ST  LATA     LATA NAME              CITY            ST  LATA    LATA NAME
---------------------  ----     ---------              ------------------  ----    ----------
White Plains       NY   132      New York Metro        Rocky Mount     NC   951   Rocky Mount
Akron              OH   325      Akron                 Greenville      SC   430   Greenville
Cincinnati         OH   922      Cincinnati            Chattanooga     TN   472   Chattanooga
Cleveland          OH   320      Cleveland             Nashville       TN   470   Nashville
Columbus           OH   324      Columbus              Fredericksburg  VA   246   Culpeper
Dayton             OH   328      Dayton                Portsmouth      VA   252   Norfolk
Toledo             OH   326      Toledo                Richmond        VA   248   Richmond



                                    EXHIBIT B

                            IRU Fee Payment Schedule
                            ------------------------


1. Except as provided in paragraphs 2, 3 and 4 below, the IRU Fee for each Segment shall be paid in accordance with the following schedule:

     (i)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon execution of the IRU Agreement

     (ii)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon commencement of construction of such Segment

     (iii)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon completion of conduit installation of such Segment

     (iv)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon completion of fiber cable placement in such Segment

     (v)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon completion of fiber splicing and completion of civil construction in such Segment

     (vi)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % on the Acceptance Date for such Segment

2. The IRU Fee for Segment 23 shall be paid in accordance with the following schedule:

     (i)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon execution of the IRU Agreement


      (ii)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon the Acceptance Date for the first 12 Dark Fibers delivered in accordance with Exhibit A

     (iii)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon the Acceptance Date for the second 12 Dark Fibers delivered in accordance with Exhibit A

3. The IRU Fee for Segments 24A, 24B, 24C, 24D, 24E and 25 shall be paid in accordance with the following schedule:

     (i)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon execution of the IRU Agreement

     (ii)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon commencement of construction of such Segment

     (iii)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon completion of conduit installation of such Segment

     (iv)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon completion of fiber cable placement in such Segment

     (v)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % upon completion of fiber splicing and completion of civil construction in such Segment


     (vi)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



    % on the Acceptance Date for the first 12 Dark Fibers delivered in accordance with Exhibit A

     (vii)

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % on the Acceptance Date for the second 12 Dark Fibers delivered in accordance with Exhibit A

4. Notwithstanding anything to the contrary contained in this Exhibit B or the IRU Agreement, no part of the IRU Fee for a Segment shall be payable by Frontier (other than the

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % of the IRU Fee due upon execution of the IRU Agreement), unless such Segment, when completed as planned, would be connected (whether through one or more other completed Segment or Segments scheduled for contemporaneous completion) or contiguous to one of the following cities where Frontier maintains a switch site: Los Angeles, California; San Francisco, California; Seattle, Washington; Denver, Colorado; Dallas, Texas; Atlanta, Georgia; Kansas City, Missouri; Chicago, Illinois; Milwaukee, Wisconsin; Detroit, Michigan; Cleveland, Ohio; Washington, D.C., Philadelphia, Pennsylvania; New York City; Boston, Massachusetts; and Rochester, New York.

5. Upon any election by FRONTIER pursuant to Section 1.4 that results in a redetermination of the IRU Fee pursuant to Section 2.1, (i) if such redetermination results in an increase in the IRU Fee with respect to any Segment, the increased amount with respect to that Segment shall be paid by FRONTIER to QWEST upon such election, in accordance with paragraph 1 above of the foregoing payment schedule, and (ii) if such redetermination results in a decrease in the IRU Fee with respect to any Segment, the amount representing the difference between the original IRU fee and the redetermined decreased IRU fee (the "Decrease") with respect to that Segment either (A) shall be credited
                                              ------
against the subsequent IRU Fee payment or payments to be made by FRONTIER in accordance with the percentages set forth in paragraph 1 of the foregoing payment schedule with respect to such Segment or other Segments to be delivered hereunder or, (B) if amounts shall have previously been paid by FRONTIER with
          --
respect to such Segment, at FRONTIER's election, shall be refunded to FRONTIER by QWEST.

6. For purposes of determining the occurrence of the construction milestones triggering payment obligations hereunder, the following shall apply:

     (i) Commencement of construction of a Segment shall mean the establishment of a field office followed promptly by mobilization of either in-house crews or the subcontract of a construction manager.

     (ii) Completion of conduit installation shall mean the completion of installation of the conduit system for the Segment, with handholds


and
          manholes, ready for Cable pulling.

     (iii) Completion of fiber cable placement shall mean the fiber cable is either pulled into the conduit or completely installed in aerial installation, but without splicing. In the event of aerial construction, the IRU Fee installment otherwise due upon completion of conduit installation shall be due and payable at the same time as the installment due upon completion of fiber cable placement.

     (iv) Completion of fiber splicing and civil construction shall mean all fibers are spliced and ready for testing and civil facilities are ready for the customer to occupy and install their equipment

     (v)  Acceptance Date shall have the meaning established in the IRU
          Agreement.



                                  EXHIBIT C

                          Construction Specifications
                          ---------------------------



1.0  General.
     -------

     The intent of this document is to outline the specifications for construction of a fiber optic cable system. In all cases, the standards contained in this document or the standards of the federal, state, local or private agency having jurisdiction, whichever is stricter, shall be followed.

2.0       Material.
          --------

     Steel or PVC conduit shall be minimum schedule

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     wall thickness.

     Any exposed steel conduit, brackets or hardware (i.e., bridge attachments) shall be hot-dipped galvanized after fabrication.

     Handholes shall have a minimum

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     loading rating or

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     with

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     to

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     inches
     of cover.

     Manholes shall have a minimum

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     loading rating.

     Innerducts used shall be

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     or

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    .

     Buried cable warning tape shall be 3 inches wide and display "Warning:
     Buried Fiber Optic Cable," name and logo, and local and emergency One Call "800" numbers repeated every 24 inches.

     Warning signs will display universal "Do Not Dig" symbol, "Warning: Buried Fiber Optic Cable," company name and logo, and local and emergency One Call "800" numbers.

     Fiber optic cable shall be single armored.

3.0       Minimum Depths.
          --------------

     Minimum cover required in the placement of conduit shall be 42 inches, except in the following instances:

     (a) The minimum cover in borrow ditches adjacent to roads, highways, railroads, and interstate highways is

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     inches below the cleanout line or
     existing grade, whichever is greater.

    (b) The minimum cover across streams, river washes and other waterways is 60 inches below the cleanout line or existing grade, whichever is greater.

     Steel conduit will be placed at all such crossings unless the crossing is directional bored.

     (c) At locations where conduit crosses other subsurface utilities or other structures, the conduit shall be installed to provide a minimum of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     inches
     of vertical clearance and applicable minimum depth can be maintained; otherwise the conduit will be installed under the existing utility or other structure. If, however,

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     inches cannot be obtained, the cable shall be encased in steel pipe rather than conduit. No fiber optic cable shall be buried without being surrounded by conduit or steel pipe.

     (d) In rock, the conduit shall be placed to provide a minimum of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     inches
     below the surface of the solid rock, or provide a minimum of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     inches of
     total cover, whichever requires the least rock excavation. PVC or HDPE conduit will be backfilled with 6 inches of select materials (padding) in rock areas.

     (e) In the case of the use/conversion of existing steel pipelines or salvaged conduit systems, the existing depth shall be considered adequate.

4.0       Buried Cable Warning Tape.
          -------------------------

     All conduit will be installed with buried cable warning tape except where existing steel pipelines or salvaged conduit systems are used. The warning tape shall generally be placed at a depth of 12 inches below grade and directly above the conduit.

5.0       Conduit Construction.
          --------------------

     Conduits may be placed by means of trenching, plowing, jack and bore, or directional bore. Conduits will generally be placed on a level grade parallel to the surface, with only gradual changes in grade elevation. Steel conduit will be joined with threaded collars, Zap-Lok or welding. All paved city, state, federal and interstate highways and railroad crossings will be encased in steel conduit. If the crossing is at grade, steel is not required if the cable is placed with

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     feet of cover or more,
     and the crossing is directional bored.

     All crossings of major streams, rivers, bays and navigable waterways will be placed in HDPE, PVC or steel conduit.

     At all foreign utility/underground obstacle crossings, split/solid steel conduit will be placed and will extend at least 5 feet beyond the outer limits of the obstacle in both directions.

     All jack and bores will use steel conduit.

     All directional bores will use HDPE or steel conduit.

     Any cable placed in rock will be placed in HDPE, PVC or steel conduit.

     Any cable placed in swamp or wetland areas will be placed in HDPE, PVC or steel conduit.

     All conduits placed on bridges will be steel.

     All conduits placed on bridges shall have expansion joints placed at each structural (bridge) expansion joint or at least every 150 feet, whichever is the shorter distance.

6.0       Innerduct Installation.
          ----------------------

     Innerduct(s) shall be installed in all steel conduits. No cable will be placed directly in any split/solid steel conduit without innerduct.

     Innerduct(s) shall extend beyond the end of all conduits a minimum of 18 inches.

7.0       Cable Installation.
          ------------------

     The fiber optic cable shall be installed using a powered pulling winch and hydraulic-powered assist pulling wheels. The maximum pulling force to be applied to the fiber optic cable shall be 600 pounds.

     Bends of small radii (less than 20 times the outside diameter of the cable) and twists that may damage the cable shall be avoided during cable placement.

     The cable shall be lubricated and placed in accordance with the cable manufacturer specifications.

     A pulling swivel break-away rated at 600 pounds shall be used at all times.


      All splices will be contained in a handhole or manhole.

     A minimum of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     meters of slack cable will be left in all intermediate handholes or manholes.

     A minimum of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     meters of slack cable will be left in all splice locations.

     A minimum of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     meters of slack cable will be left in all facility locations
     (i.e., POP sites, switch sites, regens or CEVs).

8.0       Manholes and Handholes.
          ----------------------

     Manholes shall be placed in traveled surface streets and shall have locking lids.


     Handholes shall be placed in all other areas and be installed with a minimum of 18 inches of soil covering the lid.

9.0       EMS Markers.
          -----------

     EMS markers shall be placed 6 inches directly above the lid of all buried handholes and assist points. EMS markers fabricated into the lids of handholes are acceptable.

10.0      Cable Markers (Warning Signs).
          -----------------------------

     Cable markers (with the same information as buried cable warning tape) shall be installed at all changes in cable running line direction, splices, waterways, subsurface utilities, handholes and at both sides of street, highway, bridge or railroad crossings. At no time shall any markers be spaced more than 500 feet apart in metro areas and 1,000 feet apart in non-metro areas. Markers shall be positioned so that they can be seen from the location of the cable and generally set facing perpendicular to the cable running line.

11.0      Compliance.
          ----------



     All work will be done in strict accordance with federal, state, local and applicable private rules and laws regarding safety and environmental issues, including those set forth by OSHA and the EPA. In addition, all work and the resulting fiber system will comply with the current requirements of all governing entities (FCC, NEC, DEC, and other national, state, and local codes).

12.0      As Built Drawings.
          -----------------

     As-built drawings will contain a minimum of the following:

          1) Information showing the location of running line, relative to permanent landmarks, including but not limited to, railroad mileposts, boundary crossings and utility crossings.

          2)  Splice locations

          3)  Manhole and handhole locations

          4)  Conduit information (type, length, expansion joints, etc.)

          5) Cable information (manufacturer, type of fiber, type of cable, fiber assignments, final cable lengths)

          6)  Notation of all deviations from specifications (depth, etc.)

          7) ROW detail (type, centerline distances, boundaries, waterways, road crossings, known utilities and obstacles)

          8)  Cable marker locations and stationing


          9) Regeneration locations and floorplans to include FDP assignments (also labeled on site)

     Drawings will be updated with actual field data during and after construction.

     Metro areas scale shall not exceed 1 inch = 200 feet.

     Rural areas scale shall not exceed 1 inch = 500 feet.

     As-builts will be provided within

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     days after acceptance, in both hard
     copy and electronic format (Auto-CAD version 13.0 or later). Updates to the as-builts will be provided within

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     days of completion of change, like
     a relocation project.

13.0      Aerial Construction.
          -------------------

     Subject to prior approval by both parties (which approval shall not be unreasonably withheld), aerial construction methods will only be used when buried construction techniques are impractical due to environmental conditions, schedule or economic considerations, right of way issues, or code restrictions. The parties acknowledge that aerial construction on utility towers (not utility poles) using optical groundwire or all dielectric self-support methods may be used without FRONTIER approval, provided QWEST agrees to give FRONTIER reasonable prior notice of its decision to use such aerial methods.

     Aerial design standards and construction techniques will conform with industry-accepted practices for aerial fiber optic cable systems. All aerial plant must comply with applicable national (NEC, NESC, etc.), state, and local codes.

     The fiber optic cable placed on an aerial system shall be armored and designed for aerial applications.

     The cable will be placed in accordance with manufacturer specifications. Cable tension will be monitored during placement. Cable rollers will be placed at a maximum interval of 35 feet. Cable expansion loops will be placed at every pole. Cable identification/warning tags will be placed at every pole. All cable splices will be buried in handholes or manholes.

     Cable sheath to suspension strand bonds and grounding will be performed at the first and last pole of the system and at 0.25 mile intervals.

     Fiber optic cable at all riser poles will be protected with galvanized steel U-guard from 12 inches below grade to a point 24 inches below the suspension strand. Conduit sweeps will be used to transition from the U-guard to either a handhole or manhole.

     All aerial plant will be designed and constructed with 10M EHS (Class A galvanized) suspension strand unless otherwise dictated by the pole owners or field conditions. The fiber optic cable will be doubled lashed to the suspension strand using 45 mil stainless lashing wire.

     Span length shall account for storm loading (wind and ice) in accordance with zones outlined in NESC code. Sags and tensions will be calculated in accordance with industry accepted practices and account for strand size, span length, ambient temperature at placement, and loading. The suspension strand will be tensioned with a strand dynamometer. A catenary suspension system may be used if the system exceeds maximum span length specifications.

     Prior to attachment to any existing pole line, the system will be inspected for compliance with applicable codes and standards, as well as the physical condition of the poles and existing hardware. Any make-ready work will be reviewed with the pole owner and specifically addressed prior to construction.

     If a pole line need be constructed, the preferred poles will be Class 4 (40 feet) and Class 5 (35 feet). Use of the preferred poles will make it unnecessary to calculate pole loading (horizontal, vertical, and bending moments) in most field conditions. Some unusual conditions may require the use of a stronger class pole. Depth of placement will be dictated by soil conditions, slope of terrain, and length of pole. Poles will be guyed in accordance with industry-accepted standards. All pole attachment hardware will be galvanized steel.

     Aerial cable will be placed below power attachments and above all other attachments unless otherwise dictated by the pole owner. Pole contact clearances and locations will be dictated by current NESC code and the presence of existing attachments; however, the following minimum objective clearances will apply:

          a)  Power line - 40 inches (below)
          b)  Non-current carrying power line - 30 inches
          c)  Telephone, CATV, and other signal lines - 12 inches (above)

     Vertical clearances for crossings or parallel lines will be dictated by current NESC code; however, the objective clearance for most objects (roads, alleys, etc.) is 18 feet (at 100 degrees F) with the exception of railroad tracks and waterways which have an objective of 27 feet (at 100 degrees F).

14.0      Approval of Deviations From Specifications.
          ------------------------------------------

     Qwest will seek the approval of FRONTIER, which approval shall not be unreasonably withheld or delayed, prior to undertaking any construction which will deviate from the Construction Specifications set forth in this Exhibit C.


                                    EXHIBIT D

            Fiber Cable Splicing, Testing and Acceptance Procedures
            -------------------------------------------------------

     1. All splices will be performed with an industry-accepted fusion splicing machine. Qwest will perform two stages of testing during the construction of a new fiber cable route. Initially, OTDR tests will be taken from one direction. As soon as fiber connectivity has been achieved to both regen sites, Qwest will verify and record the continuity of all fibers. Qwest will take and record power level readings on all fibers in both directions. Qwest will bi-directional OTDR test all fibers.



     2. During the initial construction, it is only possible to measure the fiber from one direction. Because of this, splices will be qualified during initial construction with an OTDR from only one direction. The profile alignment system or light injection detection system on the fusion splicer may be used to qualify splices as long as a close correlation to OTDR data is established. The pigtails will also be qualified at this stage using an OTDR and a minimum 1 km launch reel. All measurements at this stage in construction will be taken at 1550 nm.

     3. After Qwest has provided end-to-end connectivity on the fibers, bi-directional span testing will be done. These measurements must be made after the splice manhole or handhole is closed in order to check for macro-bending problems. Continuity tests will be done to verify that no fibers have been "frogged" or crossed in any of the splice points. Once the pigtails have been spliced, loss measurements will be recorded using an industry-accepted laser source and a power meter. OTDR traces will be taken and splice loss measurements will be recorded. Qwest will also store OTDR traces on diskette and on data sheets. Laser Precision format will be used on all traces. Qwest will provide three copies of all data sheets and tables, and one set of diskettes with all traces.

          a. The power loss measurements shall be made at 1550 nm, and performed bi-directionally.

          b.  OTDR traces shall be taken in both directions at 1550 nm.

     4.  The splicing standards are as follows:

          a. The loss value of the pigtail connector and its associated splice will not exceed 0.50 dB. This value does not include the insertion loss from its connection to the FDP. For values greater than this, the splice will be broken and respliced until an acceptable loss value is achieved. If, after five attempts, Qwest is not able to produce a loss value less than 0.50 dB, the splice will be marked as Out-of-Spec ("OOS") on the data sheet. Each splicing attempt shall be documented on the data sheet.


          b. During initial uni-directional OTDR testing, the objective for each splice is a loss of 0.15 dB or less. If, after three attempts, Qwest is not able to produce a loss value of less than 0.15 dB, then 0.25 dB will be acceptable. If, after two additional attempts, a value of less than 0.25 dB is not achievable, then the splice will be marked as OOS on the data sheet. Each splicing attempt shall be documented on the data sheet.

          c. During end-to-end testing of a span (a span shall be FDP to FDP), the objective for each splice is a bi-directional average loss of 0.15 dB or less.

          d. The standard for each fiber within a span shall be an average bi-directional loss of 0.10 dB or less for each splice. For example, if a given span has 10 splices, each fiber shall have total bi-directional loss (due to the 10 splices) of 1.0 dB or less. Each individual splice may have a bi-directional loss of 0.15 dB or less, but the average bi-directional splice loss across the span must be 0.10 dB or less.

     5. The entire fiber optic cable system shall be properly protected from foreign voltage and grounded with an industry-accepted system. The current system in use by Qwest is depicted in the attached schematic-DWG No. SAH-1 (typical for Surge Arrestor HH Placement).

     6. Customer fiber assignments will be consecutive in count and in a separate buffer tube (or ribbon or fiber bundles) from others. The maximum number of fibers within a single buffer tube (or ribbon or fiber bundles) shall be 12.

     7. The fibers shall be terminated to the FDP with Ultra FC-PC connectors, unless another type of connector is specified. The pigtails shall be manufactured with the same glass as the backbone cable to minimize splice loss.


                                                                       EXHIBIT E



                              FIBER SPECIFICATIONS

[This exhibit contains product specification information that is largely set forth in graphic format.]



                                  EXHIBIT E-1

[MAP APPEARS HERE]

Exhibit E-1 is a map of the United States with the heading "Fiber Deployment Diagram" showing state lines and routes of the fiber optic network upon completion. The legend shows that a tan line represents Fiber not designated, a solid blue line is LS Fiber (Existing), a broken blue line is LS Fiber (Planned), a broken red line is Lucent TWF (Planned), a solid turquoise line is DS Fiber (Existing), and one inch equals 225 miles. The Fiber Not Designated Route travels east to west through Massachusetts, Connecticut, New York, Pennsylvania, New Jersey, Maryland, Virginia, North Carolina, South Carolina, Georgia, Tennessee, Kentucky, Ohio, Indiana, Illinois, Wisconsin, Minnesota, Iowa, Missouri, Kansas, Oklahoma, Texas, New Mexico, Arizona, California, Washington and Oregon. The LS Fiber (Existing) travels north to south through Texas, and also north to south through Colorado and New Mexico. The DS Fiber (Existing) travels north to south through California. The Lucent TWF (Planned) travels east to west through Ohio, Indiana, Illinois, Missouri, Kansas, Colorado, Utah, and Nevada.


                                 EXHIBIT F

                   Specifications for Regeneration Facilities
                   ------------------------------------------


      Qwest will install modular, prefabricated, conditioned space along the right of way to house regeneration and other electronic equipment (supplied by Customer) necessary for the operation of the Qwest System.

     Regeneration site facilities consist of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     square feet of caged space in
such facilities with separate, lockable secured, 24-hour access. The buildings will be

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     feet wide by approximately

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     feet interior length to provide such
square footage.  Also included is access to

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##
     amps of DC power provided from a
common source backed up by a standby generator as described below. To the extent provided in the Agreement, any additional space and/or power required may be made available, with Frontier responsible for QWEST's incremental cost. Following are the general specifications of the buildings and support equipment.

     Standard production, metal-framed buildings with steel substructure or concrete; bullet resistant to 30-06 slugs from 15 feet; walls and ceilings R-19 insulated.

     Security-type weatherproof exterior light fixtures, equipped with motion sensors.

     Building is equipped with Marvair Compact II or equivalent redundant HVAC units.

     The building platform comes equipped with an external

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     kw backup generator
designed to provide power during emergency periods. The generator fuel tanks will have a minimum

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     gallon capacity. As part of the normal maintenance, the generator will be exercised twice monthly, running on a load bank for a minimum
of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     .

     Fire extinguishers are provided one inside main door, and one located near the HVAC systems.

     A fire suppression system (FM-200) will be in place, as the main overall fire protection coverage.

     The building will have an earth ground termination bar (safety green wire ground) terminated to building steel and/or driven ground rod.

     The building will be equipped with A/C duplex isolated outlets for testing and miscellaneous equipment. Such outlets shall be national electronic code and placed every 6 feet around perimeter walls.

     The building will have sufficient lighting.

     Two properly sized cable racks will be installed, one from the DC power source and one from the FDP. Qwest will run properly sized cables from the common DC power plant to the Frontier-supplied fuse panel in the Frontier space.

     DC power in the amount of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     amps shall be provided based upon a one (1) for N rectifier format (i.e.,

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     amp units or

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     amp units).  A battery plant capable
                    ----
of handling the load for a minimum of four (4) hours to ensure uninteruptable power will be installed in the building. At remote regeneration locations QWEST will also provide a battery plant designed to provide at least

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    , and

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR


CONFIDENTIAL TREATMENT##

     at
all other locations, in both cases with sufficient generator fuel to provide

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##


backup in the event of a power outage. The battery plant shall incorporate load disconnect protection and batteries capable of recharging in 12 hours. The battery plant shall also include dual battery strings with battery disconnects for maintenance purposes.

     Power will be monitored twenty-four (24) hours per day, seven (7) days a week.

     Each party's fibers will be terminated in a separate bulkhead module within the QWEST fiber distribution panel.

     Upon execution of the IRU Agreement, the parties will finalize the locations of the regeneration facilities in accordance with Section 7.2 of the IRU Agreement.

                                   Exhibit G
                          Regeneration Facility Sites


                                                             ESTIMATED    POINTS
SEGMENT                                                       ROUTE         OF      AMPLIFIER
 NO.     SEGMENT                                              MILES      PRESENCE     SITES
         Base System

1A      Chicago to Detroit
     Chicago to South Bend                                       86         2          1
     South Bend to Battle Creek                                  95         1          1
     Battle Creek to Detroit                                    124         1          2

 1B      Detroit to Cleveland
     Detroit to Toledo                                           60         1          0
     Toledo to Cleveland                                        105         1          1

 1C      Cleveland to Pittsburgh
     Cleveland to Akron                                          42         1          0
     Akron to Youngstown                                         60         1          0
     Youngstown to Pittsburgh                                    60         1          0

 1D      Pittsburgh to Philadelphia
     Pittsburgh to Harrisburg                                   238         1          3
     Harrisburg to Philadelphia                                 118         1          1

 1E      Philadelphia to Washington
     Philadelphia to Baltimore                                  107         1          1
     Baltimore to Washington                                     31         1          0

 2A      Cleveland to Columbus                                  133         1          2

 2B      Columbus to Cincinnati
     Columbus to Dayton                                          60         1          0
     Dayton to Cincinnati                                        65         1          0

  4      Indianapolis to Chicago                                215         1          3

  5      Indianapolis to St. Louis                              248         1          4

  6      St. Louis to Kansas City                               297         1          4

  7      Kansas City to Topeka                                   75         1          0

                                                                       Exhibit G

                          Regeneration Facility Sites

                                                ESTIMATED    POINTS
SEGMENT                                           ROUTE        OF      AMPLIFIER
NO.     SEGMENT                                   MILES     PRESENCE     SITES


   8      Topeka to Denver                          565         1          9

  9A      Denver to Grand Junction                  271         1          4

  9B      Grand Junction to Salt Lake City
            Grand Junction to Provo                 265         1          4
            Provo to Salt Lake City                  30         1          0

 10A      Salt Lake City to Reno                    575         1          9

 10B      Reno to Roseville                         136         1          2

 11A      Roseville to Oakland
            Roseville to Sacramento                  19         1          0
            Sacramento to Oakland                    92         1          1

 11B      Oakland to San Jose                        43         1          0

 12A      San Jose to Salinas                        71         1          0

 12B      Salinas to San Luis Obispo                132         1          2

 12C      San Luis Obispo to Santa Barbara          119         1          1

 12D      Santa Barbara to Los Angeles              107         1          1

 13A      Los Angeles to Anaheim                     32         1          0

 13B      Anaheim to San Diego                      132         1          2

 13C      San Diego to Yuma                         235         1          3

 13D      Yuma to Phoenix                           187         1          3

 14A      Phoenix to Tucson                         123         1          1

 14B      Tucson to El Paso                         310         1          5

                                                                       Exhibit G

                          Regeneration Facility Sites

                                             ESTIMATED   POINTS
SEGMENT                                        ROUTE       OF     AMPLIFIER
NO.     SEGMENT                                MILES    PRESENCE    SITES


 15A      El Paso to San Antonio                586         1          9

 15B      San Antonio to Austin                  85         1          1

 15C      Austin to Houston                     221         1          3

  16      Houston to Dallas
            Houston to Bryan                     90         1          1
            Bryan to Mexia                       90         1          1
            Mexia to Dallas                      89         1          1

 17A      Dallas to Oklahoma City
            Dallas to Ft. Worth                  60         1          0
            Ft. Worth to Oklahoma City          204         1          3

 17B      Oklahoma City to Tulsa                119         1          1

 17C      Tulsa to Kansas City                  256         1          4

  18      Cincinnati to Indianapolis            117         0          1

  23      Denver to El Paso
            Denver to Colorado Springs           76         1          0
            Colorado Springs to Pueblo           45         1          0
            Pueblo to Lamy                      288         1          4
            Lamy to Albuquerque                  67         1          0
            Albuquerque to El Paso              252         0          3
            Lamy to Santa Fe                     18         1          0

 24A      Sacramento to Chico                    98         1          1

 24B      Chico to Redding                       75         1          0

 24C      Redding to Medford                    177         1          2

                                                                       Exhibit G

                          Regeneration Facility Sites


                                              ESTIMATED   POINTS
SEGMENT                                         ROUTE       OF       AMPLIFIER
NO.     SEGMENT                                 MILES    PRESENCE     SITES

 24D      Medford to Eugene                      206         1          3

 24E      Eugene to Portland
     Eugene to Salem                              69         1          0
     Salem to Portland                            54         1          0

  25      Portland to Seattle                    182         1          2

  27      San Jose to San Francisco               56         1          0

 28A      Boston to Albany                       208         2          3

 28B      Albany to Buffalo
     Albany to Utica                             101         1          1
     Utica to Syracuse                            51         1          0
     Syracuse to Rochester                        86         1          1
     Rochester to Buffalo                         60         1          0

 28C      Buffalo to Cleveland                   197         0          3

  29      Albany to New York City
     Albany to Poughkeepsie                       74         1          1
     Poughkeepsie to White Plains                 58         1          0
     White Plains to New York City                25         1          0

  30      New York City to Philadelphia
     New York City to Newark                      13         1          0
     Newark to Trenton                            48         1          0
     Trenton to Philadelphia                      34         0          0

   Sub Total Base System                      10,198        73        119

                                                                       Exhibit G

                          Regeneration Facility Sites

                                              ESTIMATED    POINTS
SEGMENT                                         ROUTE        OF      AMPLIFIER
  NO.     SEGMENT                               MILES     PRESENCE     SITES

          Option 1

 22A      Chicago to Cedar Rapids                255         1          3

 22B      Cedar Rapids to Des Moines             120         1          1

 22C      Des Moines to Omaha                    140         1          2

 22D      Omaha to Topeka
     Omaha to Lincoln                             80         1          1
     Lincoln to Topeka                           144         0          2

   Sub Total Option 1                            739         4          9

    Option 1A

 21A      Chicago to Milwaukee                    84         1          1

 21B      Milwaukee to Green Bay                 118         1          1

 21C      Green Bay to Minneapolis
     Green Bay to Eau Claire                     190         1          3
     Eau Claire to Minneapolis                   105         1          1

 21D      Minneapolis to Des Moines
     Minneapolis to Owatonna                     104         1          1
     Owatonna to Des Moines                      177         1          3

 22C      Des Moines to Omaha                    140         1          2

 22D      Omaha to Topeka
     Omaha to Lincoln                             80         1          1
     Lincoln to Topeka                           144         0          2

   Sub Total Option 1A                         1,142         8         15

                                                                       Exhibit G

                          Regeneration Facility Sites


                                                     ESTIMATED    POINTS
SEGMENT                                                ROUTE        OF      AMPLIFIER
NO.     SEGMENT                                        MILES     PRESENCE     SITES
          Option 2
   3      Cincinnati to Louisville                      107         1          1

 19A      Louisville to Nashville
            Louisville to Bowling Green                 115         1          1
            Bowling Green to Nashville                   74         1          0

 19B      Nashville to Chattanooga                      147         1          2

 19C      Chattanooga to Atlanta                        137         1          2

 20A      Atlanta to Charlotte
            Atlanta to Greenville                       155         1          2
            Greenville to Charlotte                     106         1          1

 20B      Charlotte to Raleigh
            Charlotte to Greensboro                      94         1          1
            Greensboro to Raleigh                        80         1          1

 20C      Raleigh to Richmond
            Raleigh to Rocky Mount                       69         1          0
            Rocky Mount to Portsmouth                   114         1          1
            Portsmouth to Richmond                      118         1          1

 20C      Richmond to Washington
            Richmond to Fredericksburg                   57         1          0
            Fredericksburg to Washington                 53         0          0

          Sub Total Option 2                          1,426        13         13

          Total (Base System)                        10,198        73        119
          Total (Base and Option 1)                  10,937        77        128
          Total (Base and Option 1A)                 11,340        81        134
          Total (Base, Option 1 and Option 2)        12,363        90        141
          Total (Base, Option 1A and Option 2)       12,766        94        147

                                  EXHIBIT G-1

                TEMPORARY SPACE WITHIN CERTAIN QWEST FACILITIES


[This exhibit consists of floor plans in graphic format.]


                                   EXHIBIT H

            Qwest System Maintenance Specifications and Procedures
             ------------------------------------------------------


     Any party responsible for providing maintenance of the Qwest System hereunder shall be referred to herein as the "Service Provider." The party receiving maintenance services from the Service Provider hereunder shall be referred to herein as the "Service Recipient". All other capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the IRU Agreement of which this Exhibit forms a part.



     1.  Maintenance.
         -----------

          (a) Scheduled Maintenance.  Routine maintenance and repair of the
              ---------------------
Qwest System described in this section ("Scheduled Maintenance") shall be performed by or under the direction of Service Provider, at Service Provider's reasonable discretion or at Service Recipient's request. Scheduled Maintenance shall commence with respect to each Segment upon the effective date of the grant of the IRU therein, as provided in the IRU Agreement. Scheduled Maintenance shall include the following activities:

               (i) Patrol of Qwest System route on a regularly scheduled basis, which will be weekly unless hyrail access is necessary in which case it will be quarterly;

               (ii) Maintenance of a "Call-Before-You-Dig" program and all required and related cable locates;

               (iii) Maintenance of sign posts along the Qwest System right-of-way with the number of the local "Call Before You Dig" organization and the 800 number for Qwest's "Call Before You Dig" program; and

               (iv) Assignment of fiber maintenance technicians to locations along the route of the Qwest System at approximately

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT

    -mile intervals
dependent upon terrain and accessibility.

          (b) Unscheduled Maintenance.  Non-routine maintenance and repair of
              -----------------------
the Qwest System which is not included as Scheduled Maintenance ("Unscheduled Maintenance"), shall be performed by or under the direction of Service Provider. Unscheduled Maintenance shall commence with respect to each Segment upon the effective date of the grant of the IRU therein, as provided in the IRU Agreement. Unscheduled Maintenance shall consist of:

               (i) "Emergency Unscheduled Maintenance" in response to an alarm identification by Service Provider's Operations Center, notification by Service Recipient or notification by any third party of any failure, interruption or impairment in the operation of the Qwest System, or any event imminently likely to cause the failure, interruption or impairment in the operation of the Qwest System.


               (ii) "Non-Emergency Unscheduled Maintenance" in response to any potential service-affecting situation to prevent any failure, interruption or impairment in the operation of the Qwest System.

     Service Recipient shall immediately report the need for Unscheduled Maintenance to Service Provider in accordance with procedures promulgated by


Service Provider from time to time. Service Provider will log the time of Service Recipient's report, verify the problem and will dispatch personnel immediately to take corrective action.

     2.  Operations Center.
         -----------------

          Service Provider shall operate and maintain a Operations Center ("OC") staffed twenty-four (24) hours a day, seven (7) days a week by trained and qualified personnel. Service Provider's maintenance employees shall be available for dispatch twenty-four (24) hours a day, seven (7) days a week. Service Provider shall have its first maintenance employee at the site requiring Emergency Unscheduled Maintenance activity within

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

        after the time
Service Provider becomes aware of an event requiring Emergency Unscheduled Maintenance, unless delayed by circumstances beyond the reasonable control of Service Provider. Service Provider shall maintain a toll-free telephone number to contact personnel at the OC. Service Provider's OC personnel shall dispatch maintenance and repair personnel along the system to handle and repair problems detected in the Qwest System, (i) through the Service Recipient's remote surveillance equipment and upon notification by Service Recipient to Service Provider, or (ii) upon notification by a third party.

     3.  Cooperation and Coordination.
         ----------------------------

          (a) Service Recipient shall utilize an Operations Escalation List, as updated from time to time, to report and seek immediate initial redress of exceptions noted in the performance of Service Provider in meeting maintenance service objectives.

          Service Recipient will, as necessary, arrange for unescorted access for Service Provider to all sites of the Qwest System, subject to applicable contractual, underlying real property and other third-party limitations and restrictions.

          (c) In performing its services hereunder, Service Provider shall take workmanlike care to prevent impairment to the signal continuity and performance of the Qwest System. The precautions to be taken by Service Provider shall include notification to Service Recipient. In addition, Service Provider shall reasonably cooperate with Service Recipient in sharing information and analyzing the disturbances regarding the cable and/or fibers. In the event that any Scheduled or Unscheduled Maintenance hereunder requires a traffic roll or reconfiguration involving cable, fiber, electronic equipment, or regeneration or other facilities of the Service Recipient, then Service Recipient shall, at Service Provider's reasonable request, make such personnel of Service Recipient available as may be necessary in order to accomplish such maintenance, which personnel shall coordinate and cooperate with Service Provider in performing such maintenance as required of Service Provider hereunder.
          (d) Service Provider shall notify Service Recipient at least ten (10) business days prior to the date in connection with any PSWP of any Scheduled Maintenance and as soon as possible after becoming aware of the need for Unscheduled Maintenance. Service Recipient shall have the right to be present during the performance of any Scheduled Maintenance or Unscheduled Maintenance so long as this requirement does not interfere with Service Provider's ability to perform its obligations under this Agreement. In the event that Scheduled Maintenance is canceled or delayed for whatever reason as previously notified, Service Provider shall notify Service Recipient at Service Provider's earliest opportunity, and will comply with the provisions of the previous sentence to reschedule any delayed activity.

     4.  Facilities.
         ----------

          (a) Service Provider shall maintain the Qwest System in a manner which will permit Service Recipient's use, in accordance with the terms and conditions of the IRU Agreement, of the IRU, the Frontier Fibers and the Associated Property required to be provided under the terms of the IRU Agreement.

          Except to the extent otherwise expressly provided in the IRU Agreement, Service Recipient will be solely responsible for providing and paying for any and all maintenance of all electronic, optronic and other equipment, materials and facilities used by Service Recipient in connection with the operation of the Dark Fibers, none of which is included in the maintenance services to be provided hereunder.

     5. Cable/Fibers.
        ------------

          (a) Service Provider shall perform appropriate Scheduled Maintenance on the Cable contained in the Qwest System in accordance with Service Provider's then current preventative maintenance procedures as agreed to by Service Recipient, which shall not substantially deviate from standard industry practice.

          Service Provider shall have qualified representatives on site any time Service Provider has reasonable advance knowledge that another person or entity is engaging in construction activities or otherwise digging within five (5) feet of the Cable.

          (c) Service Provider shall maintain sufficient capability to teleconference with Service Recipient during an Emergency Unscheduled Maintenance in order to provide regular communication during the repair process. When correcting or repairing Cable discontinuity or damage, including but not limited to in the event of Emergency Unscheduled Maintenance, Service Provider shall use reasonable efforts to repair traffic-affecting discontinuity within four (4) hours after the Service Provider maintenance employee's arrival at the problem site. In order to accomplish such objective, it is acknowledged that the repairs so effected may be temporary in nature. In such event, within twenty-four (24) hours after completion of any such Emergency
Unscheduled Maintenance, Service Provider shall commence its planning for permanent repair, and thereafter promptly shall notify Service Recipient of such plans, and shall implement such permanent repair within an appropriate time thereafter. Restoration of open fibers on fiber strands not immediately required for service shall be completed on a mutually agreed-upon schedule. If the fiber is required for immediate service, the repair shall be scheduled for the next available Planned Service Work Period (PSWP).

          (d) In performing repairs, Service Provider shall comply with the splicing specifications as set forth in Exhibit D. Service Provider shall provide to Service Recipient any modifications to these specifications as may be necessary or appropriate in any particular instance for Service Recipient's approval, which approval shall not be unreasonably withheld.

          (e) Service Provider's representatives that are responsible for initial restoration of a cut Cable shall carry on their vehicles the typically appropriate equipment that would enable a temporary splice, with the objective of restoring operating capability in as little time as possible. Service Provider shall maintain and supply an inventory of spare Cable in storage facilities supplied and maintained by Service Provider at strategic locations to facilitate timely restoration.

     6.  Planned Service Work Period (PSWP).
         ----------------------------------

          Scheduled Maintenance which is reasonably expected to produce any signal discontinuity must be coordinated between the parties. Generally, this work should be scheduled after midnight and before 6:00 a.m. local time. Major system work such as fiber rolls and hot cuts will be scheduled for PSWP weekends. A calendar showing approved PSWP will be agreed upon in the last quarter of every year for the year to come. The intent is to avoid jeopardy work on the first and last weekends of the month and high-traffic holidays.

     7.  Restoration.
         -----------

          (a) Service Provider shall respond to any interruption of service or a failure of the Dark Fibers to operate in accordance with the specifications set forth in Exhibit D (in any event, an "Outage") as quickly as possible (allowing for delays caused by circumstances beyond the reasonable control of Service Provider) in accordance with the procedures set forth herein.

          When restoring a cut Cable in the Qwest System, the parties agree to work together to restore all traffic as quickly as possible. Service Provider, promptly upon arriving on the site of the cut, shall determine the course of action to be taken to restore the Cable and shall begin restoration efforts. Service Provider shall splice fibers tube by tube or ribbon by ribbon or fiber bundle by fiber bundle, rotating between tubes or ribbons operated by the separate Interest Holders (as defined in paragraph 9(a)), including Service Recipient, in accordance with the following described priority and rotation mechanics; provided that, lit fibers in all buffer tubes or ribbons or fiber
           --------------
bundles shall have priority over any dark fibers in order to allow transmission systems to come back on line; and provided further that, Service Provider will
                                  ---------------------
continue such restoration efforts until all lit fibers in all buffer tubes or ribbons are spliced and all traffic restored. In general, priority among Interest Holders affected by a cut shall be determined on a rotating restoration-by-restoration and Segment-by-Segment basis, to provide fair and equitable restoration priority to all Interest Holders, subject only to such restoration priority to which Qwest is contractually obligated prior to the date of the Agreement. Service Provider shall use all reasonable efforts to implement a Qwest System-wide rotation mechanism on a Segment-by-Segment basis so that the initial rotation order of the Interest Holders in each Segment is varied (from earlier to later in the order), such that as restorations occur, each Interest Holder has approximately equivalent rotation order positions across the Qwest System. Additional participants in the Qwest System that become Interest Holders after the date hereof shall be added to the restoration rotation mechanism.

          (c) The goal of emergency restoration splicing shall be to restore service as quickly as possible. This may require the use of some type of mechanical splice, such as the "3M Fiber Lock" to complete the temporary restoration. Permanent restorations will take place as soon as possible after the temporary splice is complete.

     8.  Subcontracting.
         --------------

          Service Provider may subcontract any of the maintenance services hereunder; provided that Service Provider shall require the subcontractor(s) to perform in accordance with the requirement and procedures set forth herein. The use of any such subcontractor shall not relieve Service Provider of any of its obligations hereunder.

     9.  Fees and Costs.
         ---------------

          (a) Scheduled Maintenance Fees.  The fees payable for any and all
              --------------------------
Scheduled Maintenance hereunder shall be determined in accordance with the following provisions. During any time after the Acceptance Date for any Segment but subject to paragraph 10 below, Qwest shall be the Service Provider and provide Scheduled Maintenance at a cost not to exceed $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     per route mile per
year, subject to the CPI adjustment described below (the "Qwest Fixed Fee") and


Unscheduled Maintenance as provided in subparagraph 9 below. The Scheduled Maintenance fee payable by Service Recipient shall be equal to a pro rata share of Qwest's Costs, based first upon the number of conduits so maintained by Qwest and included in such Costs and second upon the number of Interest Holders (as defined in Section 10.4 of the Agreement) in the portion of the Qwest System so maintained by Qwest and included in such Costs; provided however, the total fee shall in no event exceed the amount of the Qwest Fixed Fee as adjusted by the CPI-U Adjustment.

     A quarter of the first such Scheduled Maintenance fee with respect to each Segment will be due and payable thirty (30) days after the Acceptance Date with respect to such Segment. Thereafter, one quarter of such fee shall be due quarterly. All fees shall be paid by Service Recipient within thirty (30) days of receipt of invoice therefor. The Qwest Fixed Fee, if applicable, may be adjusted annually, in Qwest's sole discretion, beginning with the first anniversary date of the execution date of this Agreement, for increases in the United States Bureau of Labor Statistics, CPI-U All Services Index (unadjusted), as originally published. Said adjustment shall be hereinafter referred to as "CPI-U Adjustment". Such fee, as adjusted by the CPI-U Adjustment, shall be equal to the product of the fee specified herein multiplied by the fraction (i) whose numerator is the CPI-U All Services for March of the previous calendar year for which the adjustment to the fee is being made, and (ii) whose denominator is the CPI-U All Services for March of the preceding year. The adjusted fee shall remain in effect until the next annual fee is due, when a new adjusted fee fixed pursuant to this provision shall become effective. In no event shall the amount of the fee as adjusted pursuant to this provision be less than the amount of fee in effect for the immediately-preceding year. The parties agree that the Index for March 1995 is defined as 151.4. In the event that the Bureau of Labor Statistics (or any successor organization) changes the current base of the CPI-U from 1982-84 = 100, the calculation of a fee under this provision shall be adjusted to ensure that Qwest receives the same amount as it would have had, had the base not been changed. In the event the Bureau of Labor Statistics or any successor organization no longer publishes the CPI-U, Qwest, subject to Service Recipient's agreement (which shall not be unreasonably withheld), designate the statistical index it deems most appropriate for calculation of adjustments to a fee and, from the date the CPI-U ceased to be published, such index shall be used to make adjustments in a fee under this provision.

     On and after the second anniversary of the execution of the Agreement, if either of FRONTIER or QWEST determines that the Scheduled and Unscheduled Maintenance to be provided hereunder should be put out to competitive bid process, then such party shall notify the other of such determination, and thereafter may obtain at least three bids in writing from national or regional maintenance providers of sound business and financial reputation to perform the Scheduled and Unscheduled Maintenance hereunder. Bids for maintenance services must be for both Scheduled and Unscheduled Maintenance and must be for portions of the QWEST System covering at least 1,000 contiguous route miles to provide for the most competitive bidding and the best overall maintenance practices at the lowest possible cost to Service Recipient. If a majority of the Interest Holders agree on acceptable bids, QWEST shall be entitled to elect either to continue to provide the Scheduled and Unscheduled Maintenance, or to subcontract the Scheduled and Unscheduled Maintenance obligations hereunder to the lowest such acceptable bidder, in either of which cases the Scheduled Maintenance fee payable by Service Recipient shall be equal to a pro rata share, based first upon the number of conduits maintained by QWEST and included in such Costs and second upon the Interest Holders in the portion of the QWEST System covered by the bid, of the sum of the lowest acceptable bid price plus a 10% G&A overhead allowance with QWEST in any such case retaining such overhead allowance.

          (b) Unscheduled Maintenance Fees.  If the aggregate amount of the
              ----------------------------
Costs of Unscheduled Maintenance required as a result of any single event or multiple, closely-related events is less than

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    ), such Costs shall be borne
by Service Provider. For any other Unscheduled Maintenance, the Costs thereof shall be allocated among the various Interest Holders in the conduit, cable and/or fibers affected thereby as follows: (i) Costs of Unscheduled Maintenance solely to or affecting a conduit or cable which houses fibers of a single Interest Holder shall be borne 100% by such Interest Holder; (ii) Costs of Unscheduled Maintenance to or affecting a conduit which houses multiple innerduct conduits, not including such Costs attributable to the repair or replacement of fiber therein, shall be borne proportionately by the Interest Holders in each of the affected innerduct conduits based on the ratio that such affected conduit bears to the total number of affected innerduct conduits, and (iii) Costs of Unscheduled Maintenance attributable to the repair or replacement of fiber, including the acquisition, installation, inspection, testing and splicing thereof, shall be borne proportionately by the Interest Holders in the affected fiber, based on the ratio that the number of affected fibers subject to the interest of each such Interest Holder bears to the total number of affected fibers. All such Costs which are allocated to Service Recipient pursuant to the foregoing provisions shall be the responsibility of and paid by Service Recipient within thirty (30) days after its receipt from Service Provider of an invoice therefor.

          (c) Costs.  "Costs" means the actual, direct costs paid or payable in
              -----
accordance with the established accounting procedures generally used by each party, as the case may be, and which it utilizes in billing third parties for reimbursable projects, which costs shall include, without limitation, the following: (i) labor costs, including wages and salaries, and benefits and overhead allocable to such labor costs (overhead allocation percentage shall not exceed the lesser of (x) the percentage Service Provider typically allocates to its internal projects or (y) thirty percent (30%), and (ii) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

     10.  Term.
          ----

          Service Provider's obligation to perform maintenance on the relevant portion of the Qwest System shall be for an initial term expiring

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    , and unless
a different Service Provider is selected by the Interest Holders under a mutually agreed selection process, then Qwest shall be the Service Provider. Thereafter, Qwest shall have no obligation to provide Scheduled or Unscheduled Maintenance hereunder, but shall be entitled to participate in any process selected by the Interest Holders as a potential Service Provider.

                                    EXHIBIT I

                              Form of Surety Bond
AIU Insurance Company
American Fidelity Company
American Home Assurance Company
Granite State Insurance Company
Illinois National Insurance Company
The Insurance Company of the State of Pennsylvania
National Union Fire Insurance  Company of Pittsburgh, Pa.
New Hampshire Insurance Company

Worldwide Bonding
AMERICAN INTERNATIONAL COMPANIES
Principal Bond Office
70 Pine Street, New York, N.Y. 10270

CONTRACT BOND

KNOW ALL MEN BY THESE PRESENTS:

That ---------------, as Principal, and ---------, as Surety, are held and firmly bound unto -------, as Obligee, in the sum of ----- Dollars($-----), for the payment of which sum, well and truly to be made, the Principal and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

WHEREAS, The principal has entered into a written contract dated ----------with the Obligee for ---------- which contract is by reference made a part hereof.

NOW, THEREFORE, THE CONDITION OF THE ABOVE OBLIGATION IS SUCH, That if the above bounden Principal shall well and truly keep, do and perform, each and every, all and singular, the matters and things in said contract set forth and specified to be by the said Principal kept, done and performed at the time and in the manner in said contract specified, and shall pay over, make good and reimburse to the above named Obligee, all loss and damage which said Obligee may sustain by reason of failure or default on the part of said Principal, then this obligation shall be void; otherwise, it shall remain in full force and effect.

Signed, sealed and dated ----------

- - ----------
(Principal)  (Seal)

- - -----------
(Witness)

By----------

(Title)

- - ----------
(Surety)

Bond No. ----------

By----------
Attorney in Fact

OPERATIVE SURETY LANGUAGE:

NOW, THEREFORE, THE CONDITION OF THE ABOVE OBLIGATION IS SUCH, that if the above bounden Principal shall well and truly keep, do and perform, each and every, all and singular, the matters and things in said contract set forth and specified to be by the said Principal kept, done and performed at the time and in the manner in said contract specified, and shall pay over, make good and reimburse to the above named Obligee, those amounts to which Obligee may be entitled under said contract (including without limitation, Section 18.2 thereof) by reason of failure or default on the part of said Principal, then this obligation shall be void; otherwise, it shall remain in full force and effect.




                                    EXHIBIT J

                             UNDERLYING RIGHTS AND
                             ---------------------
                         UNDERLYING RIGHTS REQUIREMENTS
                         ------------------------------


Note: Prior to April 6, 1995 Qwest Communications Corporation was known as "Southern Pacific Telecommunications Company," and the documents listed below that predate April 6, 1995 are in that former name.

Pueblo Easements:
Easement Agreement dated October 25, 1995 between the Pueblo of Santa Ana and Qwest Communications Corporation.


 Easement Agreement dated February 2, 1996 between the Pueblo of Santo Domingo and Qwest Communications Corporation.

Easement Agreement dated February 26, 1996 between the Pueblo of San Felipe and Qwest Communications Corporation.

Easement Agreement dated April 12, 1996 between the Pueblo of Isleta and Qwest Communications Corporation.

Easement Agreement dated June 6, 1996 between the Pueblo of Sandia and Qwest Communications Corporation.


SPTCo Easement:
Easement Agreement dated September 30, 1991 between Southern Pacific

Transportation Company, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.

Fifth Amendment to Easement Agreement dated August 9, 1996 between Southern Pacific Transportation Company, as Grantor, and Qwest Communications Corporation, as Grantee.


D&RGW Easement:
Easement Agreement dated September 30, 1991 between Denver and Rio Grande Western Railroad Company, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.

First Amendment to Easement Agreement dated July 14, 1993 between Denver and Rio Grande Western Railroad Company, as Grantor, and Southern Pacific
Telecommunications Company, as Grantee.

Second Amendment to Easement Agreement dated May 1, 1995 between Denver and Rio Grande Western Railroad Company, as Grantor, and Southern Pacific
Telecommunications Company, as Grantee.

SSW Easement:
Easement Agreement dated September 30, 1991 between St. Louis Southwestern Railway, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.

Second Amendment to Easement Agreement dated November 16, 1994 between St. Louis Southwestern Railway, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.


ATSF Easement

Master Rail Corridor Fiber Optic Agreement dated December 5, 1994 between The Atchison, Topeka and Santa Fe Railway Company, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.


CSX Easement:
Fiber Optic Placement Agreement dated as of March 1, 1995 between CSX Transportation, Inc., as Grantor, and Southern Pacific Telecommunications


Company, as Grantee.

Letter Agreement dated as of March 1, 1995 between CSX Transportation, Inc., as Grantor, and Southern Pacific Telecommunications Company, as Grantee.

DART Easement:
Fiber Optics Agreement dated as of February 3, 1994 between Dallas Area Rapid Transit, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.

First Amendment to Fiber Optics Agreement dated as of November 13, 1995 between Dallas Area Rapid Transit, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.

Fiber Optics Easement dated as of December 21, 1994 between Dallas Area Rapid Transit, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.


MTA Easement:
(SPTCo Easement Agreement dated September 30, 1991 was assigned as part of sale of route.)

Amendment to Easement Agreement dated January 13, 1995 between the Los Angeles County Metropolitan Transportation Authority, as Grantor, and Southern Pacific Telecommunications Company, as Grantee.

First Severance Agreement and Amendment to Easement Agreement dated June 23, 1995 between Los Angeles County Metropolitan Transportation Authority and Southern Pacific Telecommunications Company.

Public Easements:
License Agreement dated March 2, 1993 between the Utah Department of Transportation and Southern Pacific Telecommunications Company.

Agreement dated March 17, 1992 between The Moffat Tunnel Improvement District and Southern Pacific Telecommunications Company.

License Agreement dated September 11, 1995 between the City and County of Denver, Board of Water Commissioners and SP Construction Services (covering the Highline Canal Property).

License Agreement dated August 30, 1995 between the City and County of Denver, Board of Water Commissioners and SP Construction Services (covering Conduit Number 55).

License Agreement dated August 30, 1995 between the City and County of Denver, Board of Water Commissioners and SP Construction Services (covering Conduit Number 96).

License Agreement No. 95-01-25 dated July 24, 1995 between the City of Aurora, Director of Utilities and Qwest Communications Corporation.

License Agreement dated August 18, 1995 between the City of Aurora, Director of Utilities and Qwest Communications Corporation.



Arapahoe County Street Cut and R.O.W. Use Permit Nos. SC5212, SC5213, SC5193, SC5191, SC5190, SC5194, SC5195, and SC5192 issued to Southern Pacific Telecommunications Company by Arapahoe County.

Utility Permit Nos. 596067, 595099, 95-145, 95-147, and 95-149 issued to
Southern Pacific Telecommunications Company by the Colorado Department of Transportation.

Permit for Right-of-Way Use and/or Construction Permit No. 1095 1262 E issued by SP Construction Services by Douglas County.

Utility Permit Nos. 7528, 7526, and 7525 issued to Qwest Communications Corporation by the Colorado Department of Transportation.

Permit dated March 3, 1995 issued to SP Telecom Construction Services by the Huerfano County Road and Bridge Department.

Permit for Construction and Installation of Communication Facilities in Public Rights of Way (Permit No. TFI-95-002) dated February 21, 1995 issued to Southern Pacific Telecommunications Company by Las Animas County.

Contractor License No. 70 dated May 9, 1995 issued to Southern Pacific Telecommunications by the Town of Aguilar.

Permit dated April 28, 1995 issued to Southern Pacific Telecommunications Company by the Town of Aguilar.

Right-of-Way 2983, Book 29, dated March 22, 1995 between the State of Colorado, State Board of Land Commissioners, as Grantor, and Qwest Communications Corporation, as Grantee.

Letter dated April 25, 1995 from the City of Trinidad, authorizing SP Telecom to proceed with construction on the North Linden Avenue Communication Conduits.

Ordinance No. 950310 issued by the City of Kansas City, Missouri, granting Southern Pacific Telecommunications Company and MCI Telecommunications Corporation the right to install and maintain underground telecommunication lines.

Missouri Highway and Transportation Commission Permit Nos. 6-95-00288, 6-95-00286, 6-95-00287, 4-95-00682, 4-95-00681, 4-95-00683, and 4-95-00662 and
Excavation Permit(s) Receipts.


Private Easements:
Easement dated November 21, 1995 between American Federation of Human Rights, as Grantor and Qwest Communications Corporation, as Grantee.

Easement dated September 26, 1995 between Ray W. Harness and Dorothy Elaine Harness, as Grantors and Qwest Communications Corporation, as Grantee.

Easement dated December 4, 1995 between James G. Armstrong and Bessie M. Armstrong, as Grantors and Qwest Communications Corporation, as Grantee.

Easement dated March 29, 1995 between Louis P. Vezzani and Evelyn M. Vezzani, as Grantors and Qwest Communications Corporation, as Grantee.

 Easement dated March 29, 1995 between Walsenburg Sand and Gravel Company, as Grantor and Qwest Communications Corporation, as Grantee.

Easement dated March 29, 1995 between Joe Mario Amedei, as Grantor and Qwest Communications Corporation, as Grantee.

Easement dated March 30, 1995 between Lindo P. Vezzani and Sharron L. Vezzani, as Grantors and Qwest Communications Corporation, as Grantee.

Easement dated May 19, 1995 between Ludvik Propane Gas, as Grantor and Qwest Communications Corporation, as Grantee.

Easement dated March 30, 1995 between Samuel J. Capps, as Grantor and Qwest Communications Corporation, as Grantee.

Easement dated April 17, 1995 between John James Fatur, as Grantor and Qwest Communications Corporation, as Grantee.

Easement dated May 15, 1995 between Mark Bracco and Vicki Lynn Graham, as Grantors and Qwest Communications Corporation, as Grantee.

Easement between Pamela L. Breitbarth (2/19/96), Virginia A. Buczek (4/17/95), Ross A. Swanson (7/17/95), James R. Coressel (4/16/95) and Imogene Coressel (4/16/95), as Grantors and Qwest Communications Corporation, as Grantee.

Easement dated March 30, 1995 between Bud Adams and Janna Adams, as Grantors, and Qwest Communications Corporation, as Grantee.

Easement dated March 31, 1995 between Trinidad Properties, Inc. and MYBI Partnership, as Grantors, and Qwest Communications Corporation, as Grantee.

Easement dated June 6, 1995 between Rose Wirth, as Grantor, and Qwest Communications Corporation, as Grantee.

Easement dated May 5, 1995 between Harold A. Winter and Viola A. Winter, as Grantors, and Qwest Communications Corporation, as Grantee.

Easement dated May 18, 1995 between Ayuda Me Dios, as Grantor, and Qwest Communications Corporation, as Grantee.

Easement dated April 19, 1995 between Gabriel Saliba and Mary J. Saliba, as Grantors, and Qwest Communications Corporation, as Grantee.

Easement dated June 1, 1995 between Interstate Underground Warehouse and Industrial Park, Inc., as Grantor, and Qwest Communications Corporation, as Grantee.

Easement dated May 26, 1995 between Delbert Rustman and Juanita Rustman, as Grantors, and Qwest Communications Corporation, as Grantee.

Easement dated August 28, 1996 between Red Creek Ranch, Inc., as Grantor and Qwest Communications, as Grantee (Pueblo, CO).


Miscellaneous Easements
Grant of Right of Way and Easement dated December 20, 1961 between J. A. Humphrey and A. Pollard Simons, as Grantors, and American Liberty Pipe Line Company, as Grantee.

Amendment to Right-of-Way Agreement dated April 19, 1994 between Haynes/LICO Properties II, as Grantor, and Southern Pacific Telecommunications Company, as


Grantee.

Amendment to Right of Way Grant dated January 31, 1996 between Prestonwood Golf Club Corporation, as Grantor, and Qwest Communications Corporation, as Grantee.


Miscellaneous Documents:
SP Construction Services Safety Manual
Railroad Safety-Rules Governing Contractors Working on Railroads

Railroad Rules and Instructions for Maintenance of Way and Engineering and Operating Manuals for Southern Pacific Lines

The Atchison, Topeka and Santa Fe Railway Company Manual

                                    EXHIBIT K

                                     GUARANTY
                                    --------


     This GUARANTY, dated as of October 18, 1996, is from FRONTIER CORPORATION, a New York corporation (hereafter called "Guarantor"), to and for the benefit of QWEST COMMUNICATIONS CORPORATION, a Delaware corporation (hereafter called "QWEST").

                                     Recital
                                    -------

     FRONTIER COMMUNICATIONS INTERNATIONAL INC. (hereafter called "FCI"), a wholly-owned subsidiary of Guarantor, entered into a IRU Agreement dated as of October 18, 1996, by and between QWEST and FCI (the "Agreement"). QWEST would not have entered into the Agreement except for the request of Guarantor and the execution and delivery of this Guaranty.

                                    Agreement
                                   ---------

     NOW, THEREFORE, as a material inducement to QWEST to enter into the Agreement with FCI and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and QWEST hereby agree as follows:

     1.  Guaranty.  Guarantor hereby unconditionally and irrevocably guaranties
         --------
to QWEST the full and punctual payment of all IRU fees payable by FCI pursuant to the Agreement as set forth in Article II of the Agreement and on the IRU Fee Payment Schedule attached to the Agreement, and the full and punctual payment of all other amounts payable by FCI under the Agreement, including the payment of any interest and all costs and expenses, including reasonable attorneys' fees, incurred by QWEST in collecting payment or enforcing this Guaranty, pursuant to the terms of the Agreement (the payment and other obligations are collectively referred to as the "Obligations").

     2.  Unconditional Obligations.  Guarantor understands and agrees that this
         -------------------------
Guaranty is direct, immediate, absolute, continuing, unconditional and unlimited, and is a guaranty of payment and not of collection. If FCI shall fail to pay or perform any of the Obligations, Guarantor shall pay, forthwith upon demand, to QWEST or to QWEST's designated agent, any and all such amounts as may be due and owning from FCI to QWEST.

     3.  Guarantor's Waivers.  Guarantor waives:
         -------------------

          (a) notice of the creation or extension of any Obligation by FCI;

          (b) notice that FCI has taken or omitted to take any action under the Agreement or any other instrument relating thereto or relating to any Obligation;

          (c) notice of acceptance of this Guaranty;

          (d) demand, presentation for payment and notice of demand, nonpayment or nonperformance;

          (e) any and all right to participate in any security held by QWEST now or in the future;

          (f) the right to require QWEST to (i) proceed against FCI, (ii) proceed against or exhaust any security which QWEST now holds or may hold in the future from FCI; (iii) pursue any other right or remedy available to QWEST, or
(iv) have the property of FCI first applied to the discharge of the Obligations; and

          (g) any defense by reason of bankruptcy, reorganization, discharge by the filing of bankruptcy or discharge in bankruptcy of FCI;

     Guarantor further agrees that the Guaranty will not be discharged and shall remain in full force and effect until full payment and performance of all Obligations of FCI and the liabilities of Guarantor hereunder.

     4.  Guarantor's Representations and Warrants.  Guarantor represents and
         ----------------------------------------
warrants that:
          (a) any financial information provided by Guarantor to QWEST was prepared in accordance with generally accepted accounting principles and accurately and fairly represents the financial condition on the date stated and understands QWEST is relying on such information; and

          (b) Guarantor has a financial interest in FCI.

     5.  Consent.  Guarantor understands and consents that from time to time,
         -------
and without further notice to or consent of Guarantor, QWEST may take any or all of the following actions without releasing, discharging or in any way affecting the obligations of Guarantor under this Guaranty:

          (a) extend, renew, modify, compromise, settle, or release the Obligations;

          (b) any modification or amendment of or supplement to the Agreement;

          (c) release or compromise any liability of any party or parties with respect to the Obligations; or

          (d) exercise or refrain from exercising any right or remedy of QWEST under the Agreement.

     6.  Assignment.  Guarantor understands and agrees that any assignment of
         ----------
the Agreement, or any rights or obligations accruing thereunder, shall in no way affect Guarantor's obligations under this Guaranty.

     7.  Delay in Enforcement.  Guarantor understands and agrees that any
         --------------------
failure or delay of QWEST to enforce any of its rights under the Agreement or this Guaranty shall in no way affect Guarantor's obligations under this Guaranty.

     8.  Notices.  Notices to Guarantor are not required under this Guaranty.
         -------
However, if notice is delivered, unless otherwise provided herein, it shall be hand delivered, sent by registered or certified U.S. mail, postage prepaid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to Guarantor when received at the address set forth after the signature line below, upon confirmation of sending when sent by fax, on the day after being sent when sent by overnight delivery service, or three (3) days after deposit in the mail when sent by U.S. mail.

     9.  Severability.  In case any provision of this Guaranty shall be invalid,
         ------------
illegal or unenforceable, such provision shall be severable from the rest of this Guaranty and the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10.  Applicable Law and Jurisdiction.  This Guaranty and the rights and
          -------------------------------
obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the state of New York. Guarantor agrees that the exclusive venue for any actions related to this Guaranty shall be the Federal District Court for the New York or in the alternative the courts of Monroe County, New York.

     11.  Amendments.  No amendment, modification or alteration of this Guaranty
          ----------
shall be effective unless in writing and signed by the parties hereto or their respective successors or assigns.

     12.  Successors and Assigns.  This Guaranty shall be binding upon and shall
          ----------------------
inure to the benefit of the successors and assigns of the parties hereto.

     13.  Attorneys' Fees.  If any action shall be instituted by either QWEST or
          ---------------
Guarantor for the enforcement or interpretation of any of its rights, remedies or obligations in or under this Guaranty, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in such action and any appeal therefrom, including reasonable attorneys' fees and court costs to be fixed by the court therein.

     THIS GUARANTY IS FREELY AND VOLUNTARILY GIVEN WITHOUT ANY DURESS OR COERCION AND AFTER GUARANTOR HAS EITHER CONSULTED WITH COUNSEL, OR HAS BEEN GIVEN AN OPPORTUNITY TO DO SO, AND GUARANTOR HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THE AGREEMENT AND THIS GUARANTY.


     IN WITNESS WHEREOF, this Guaranty has been executed as of the date first above written.

                              GUARANTOR:

                              FRONTIER CORPORATION, a New York
                                corporation

                               /s/ Robert L. Barrett
                              ___________________________________
                              By:  Robert L. Barrett
                              Title:  Executive Vice President

                              Guarantor's Address:
                              180 South Clinton Avenue
                              Rochester, New York 14646
                              Attn.: Vice President
                                    __________________________________
                                      Network Planning and Development



                                    EXHIBIT L

                                    GUARANTY
                                   --------


     This GUARANTY, dated as of October 18, 1996, is from ANSCHUTZ COMPANY, a Delaware corporation (hereafter called "Guarantor"), to and for the benefit of FRONTIER COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation (hereafter called "FCI").



                                     Recital
                                    -------

     QWEST COMMUNICATIONS CORPORATION (hereafter called "QWEST"), a wholly-owned subsidiary of Guarantor, entered into a IRU Agreement dated as of October 18, 1996, by and between QWEST and FCI (the "Agreement"). FCI would not have entered into the Agreement except for the request of Guarantor and the execution and delivery of this Guaranty.

                                    Agreement
                                   ---------

     NOW, THEREFORE, as a material inducement to FCI to enter into the Agreement with QWEST and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and FCI hereby agree as follows:

     1.  Guaranty.  Guarantor hereby unconditionally and irrevocably guaranties
         --------
to FCI the full and punctual payment of all amounts payable by QWEST to FCI under the Agreement, including, without limitation, Section 18.2 thereof (such payment obligations are collectively referred to as the "Obligations").

     2.  Unconditional Obligations.  Guarantor understands and agrees that this
         -------------------------
Guaranty is direct, immediate, absolute, continuing, unconditional and unlimited (except as provided in Section 14), and is a guaranty of payment and not of collection. If QWEST shall fail to pay or perform any of the Obligations, Guarantor shall pay, forthwith upon demand, to FCI or to FCI's designated agent, any and all such amounts as may be due and owning from QWEST to FCI.

     3.  Guarantor's Waivers.  Guarantor waives:
         -------------------

          (a) notice of the creation or extension of any Obligation by QWEST;

          (b) notice that QWEST has taken or omitted to take any action under the Agreement or any other instrument relating thereto or relating to any Obligation;

          (c) notice of acceptance of this Guaranty;

          (d) demand, presentation for payment and notice of demand, nonpayment or nonperformance;

          (e) any and all right to participate in any security held by FCI now or in the future;

          (f) the right to require FCI to (i) proceed against QWEST, (ii) proceed against or exhaust any security which FCI now holds or may hold in the future from QWEST; (iii) pursue any other right or remedy available to FCI, or
(iv) have the property of QWEST first applied to the discharge of the


Obligations; and

          (g) any defense by reason of bankruptcy, reorganization, discharge by the filing of bankruptcy or discharge in bankruptcy of QWEST.

     Guarantor further agrees that the Guaranty will not be discharged and shall remain in full force and effect until the earlier to occur of (a) full payment and performance of all Obligations of QWEST and the liabilities of Guarantor hereunder, or (b) substitution of the Surety Bond (as defined in and pursuant to Section 3.5 of the Agreement), in which case this Guaranty shall terminate as provided in Section 15 hereof.

     4.  Guarantor's Representations and Warrants.  Guarantor represents and
         ----------------------------------------
warrants that Guarantor has a financial interest in QWEST.

     5.  Consent.  Guarantor understands and consents that from time to time,
         -------
and without further notice to or consent of Guarantor, FCI may take any or all of the following actions without releasing, discharging or in any way affecting the obligations of Guarantor under this Guaranty:

          (a) extend, renew, modify, compromise, settle, or release the Obligations;

          (b) any modification or amendment of or supplement to the Agreement;

          (c) release or compromise any liability of any party or parties with respect to the Obligations; or

          (d) exercise or refrain from exercising any right or remedy of FCI under the Agreement.

     6.  Assignment.  Guarantor understands and agrees that any assignment of
         ----------
the Agreement, or any rights or obligations accruing thereunder, shall in no way affect Guarantor's obligations under this Guaranty.

     7.  Delay in Enforcement.  Guarantor understands and agrees that any
         --------------------
failure or delay of FCI to enforce any of its rights under the Agreement or this Guaranty shall in no way affect Guarantor's obligations under this Guaranty.

     8.  Notices.  Notices to Guarantor are not required under this Guaranty.
         -------
However, if notice is delivered, unless otherwise provided herein, it shall be hand delivered, sent by registered or certified U.S. mail, postage prepaid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to Guarantor when received at the address set forth after the signature line below, upon confirmation of sending when sent by fax, on the day after being sent when sent by overnight delivery service, or three (3) days after deposit in the mail when sent by U.S. mail.



     9.  Severability.  In case any provision of this Guaranty shall be invalid,
         ------------
illegal or unenforceable, such provision shall be severable from the rest of this Guaranty and the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10.  Applicable Law and Jurisdiction.  This Guaranty and the rights and
          -------------------------------
obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the state of Colorado. Guarantor agrees that the exclusive venue for any actions related to this Guaranty shall be the federal district court of Colorado.

     11.  Amendments.  No amendment, modification or alteration of this Guaranty
          ----------
shall be effective unless in writing and signed by the parties hereto or their respective successors or assigns.

     12.  Successors and Assigns.  This Guaranty shall be binding upon and shall
          ----------------------
inure to the benefit of the successors and assigns of the parties hereto.

     13.  Attorneys' Fees.  If any action shall be instituted by either FCI or
          ---------------
Guarantor for the enforcement or interpretation of any of its rights, remedies or obligations in or under this Guaranty, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in such action and any appeal therefrom, including reasonable attorneys' fees and court costs to be fixed by the court therein.

     14.  Limited Maximum Liability.  Notwithstanding anything contained herein
          -------------------------
to the contrary, the liability of Guarantor for the payment of the Obligations shall be limited to the aggregate sum of $175,000,000.

     15.  Termination.  Notwithstanding anything contained herein to the
          -----------
contrary, this Guaranty and the Obligations of Guarantor hereunder shall terminate and be of no further force and effect automatically and without further action on the part of any person upon delivery of the Surety Bond (as defined in and pursuant to Section 3.5 of the Agreement) to FRONTIER. Upon such termination, FRONTIER shall return to Guarantor the original of this Guaranty marked Discharged and Terminated.

     THIS GUARANTY IS FREELY AND VOLUNTARILY GIVEN WITHOUT ANY DURESS OR COERCION AND AFTER GUARANTOR HAS EITHER CONSULTED WITH COUNSEL, OR HAS BEEN GIVEN AN OPPORTUNITY TO DO SO, AND GUARANTOR HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THE AGREEMENT AND THIS GUARANTY.

     IN WITNESS WHEREOF, this Guaranty has been executed as of the date first above written.


                              GUARANTOR:

                              ANSCHUTZ COMPANY, a Delaware corporation

                               /s/ Craig D. Slater
                              _________________________________________
                              By:  Craig D. Slater
                              Title:  Vice President

                              Guarantor's Address:
                              2400 Anaconda Tower
                              555 Seventeenth Street
                              Denver, Colorado   80202
                              Attn.:  President



                             Agreement


This Agreement is made on May 1 , 1997, by and between QWEST COMMUNICATIONS CORPORATION ("QWEST") and FRONTIER
COMMUNICATIONS INTERNATIONAL INC. ("FRONTIER") (collectively referred to as the "Parties").


                              Recitals


   A. QWEST and FRONTIER are parties to an IRU Agreement dated as of October 18, 1996 (the "FRONTIER IRU") regarding FRONTIER's right to use twenty four (24) dark fibers comprising a part of a continuous fiberoptic communications system being constructed by QWEST (the "QWEST System").

   B. Pursuant to Section 1.4 of the FRONTIER IRU, FRONTIER was granted a right to acquire the right to use an additional twenty four
(24) dark fibers in the QWEST System.

   C. In lieu of exercising its rights under Section 1.4 of the FRONTIER IRU, FRONTIER has entered into negotiations with QWEST and GTE Intelligent Network Services, Inc. ("GTE") whereby GTE will acquire the right to use twenty four (24) dark fibers in the QWEST System pursuant to an IRU agreement with QWEST (the "GTE IRU").

   D.   Pursuant to the GTE IRU, GTE agrees to pay QWEST $


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 per route mile of the QWEST System (the "GTE IRU Fee").

   E. The Parties desire to address their mutual rights and obligations with regard to the GTE IRU, the GTE IRU Fee and other aspects of their relationship under the FRONTIER IRU.


                              Agreement


   NOW, THEREFORE, in consideration of the mutual promises set forth herein, the Parties agree as follows:

1. Definitions.   All capitalized terms in this Agreement which are
not otherwise defined herein shall have the meaning given to them in the FRONTIER IRU.

2. Payment of GTE IRU Fee. The GTE IRU Fee shall be divided between the Parties, as follows:



   2.1    Allocation of GTE IRU Fee.  The GTE IRU Fee of
$

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

shall be paid to QWEST in periodic installments as provided in the GTE IRU. Out of each such payment, QWEST shall retain


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

    % and the remaining amount shall be treated as a reduction in the Frontier IRU fee and shall be credited against any amounts due to QWEST from FRONTIER pursuant to the FRONTIER IRU. The allocation provided for in this paragraph shall pertain only to the GTE IRU Fee set forth above and shall not be applicable to payments received by QWEST under the GTE IRU for regeneration and terminal facilities or maintenance costs or other costs not associated with GTE's IRU in 24 fibers in QWEST's 12,766 mile network.

3. Contingencies. The obligations of the Parties under this Agreement are contingent upon the execution of the GTE IRU by GTE and QWEST and the approval thereof by FRONTIER, which approval shall not be unreasonably withheld. Prior to executing the GTE IRU, QWEST shall provide a complete copy thereof to FRONTIER with a notice stating the date upon which the GTE IRU will be executed. At any time prior to the execution date, FRONTIER may give notice of any objection to the terms of such agreement which materially affect the compensation to be received by FRONTIER from the GTE IRU or the Obligations being guaranteed by FRONTIER under such agreement. The failure of FRONTIER to give timely notice of an objection shall constitute approval of the GTE IRU by FRONTIER. If notice of an objection is timely given and if the Parties fail to resolve or remove the objection within twenty (20) days of the date of such notice, this Agreement shall be void.

4. Satisfaction of Fiber Obligation. The parties hereby agree that the payments credited to FRONTIER under paragraph 2.1 of this Agreement shall fully and completely satisfy any and all obligations of the parties with respect to the fiber adjustment provided for under
Section 2.2(a) of the FRONTIER IRU.

5. Miscellaneous

   5.1 Severability. In case any provision of this Agreement is found to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement and the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   5.2 Dispute Resolution. This Agreement and the rights and obligations of the Parties shall be governed by and construed and enforced, and all disputes between the Parties shall be resolved, in accordance with Articles XXI and XXIII of the FRONTIER IRU.

   5.3 Amendments. No amendment, modification or alteration of this Agreement shall be effective unless in writing and signed by the Parties or their respective successors or assigns.

   5.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties.

   5.5 Attorneys' Fees. If any action shall be instituted by either QWEST or FRONTIER for the enforcement or interpretation of any of its rights, remedies or obligations in or under this Agreement, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in such action and any appeal therefrom, including reasonable attorneys' fees and court costs to be fixed by the court therein.

   5.6 Assignment. Neither of the Parties may assign any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent will not unreasonably be withheld or delayed.

   5.7 Notices. Any notice permitted or required under this Agreement shall be given in accordance with Article XVI of the FRONTIER IRU.

   5.8 Release of Option. FRONTIER hereby waives and releases any options or rights under Section 1.4 of the FRONTIER IRU.

   5.9 Termination. Unless otherwise agreed by the Parties, in writing, his Agreement shall terminate if the contingency expressed in Section 3 has not been satisfied within six (6) months of the date hereof.


QWEST COMMUNICATIONS CORPORATION


By: /s/ Albert D. Wandry
    Senior V.P.-NBD


FRONTIER COMMUNICATIONS INTERNATIONAL INC


By:   /s/ VP Network Engineering